UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02794

MFS SERIES TRUST III

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: January 31

Date of reporting period: January 31, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

January 31, 2018

MFS® Global High Yield Fund

HYO-ANN

MFS® Global High Yield Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

March 19, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	7.5%
Metals & Mining	5.2%
Energy – Independent	4.8%
Building	4.6%
Utilities – Electrical Power	4.4%

Composition including fixed income credit quality (a)(i)
BBB	1.9%
BB	47.9%
B	40.6%
CCC	6.9%
CC	0.1%
C (o)	0.0%
D (o)	0.0%
Not Rated	(3.6)%
Non-Fixed Income	0.3%
Cash & Cash Equivalents	2.3%
Other	3.6%

Portfolio facts (i)
Average Duration (d)	3.7
Average Effective Maturity (m)	6.7 yrs.

Issuer country weightings (i)(x)
United States	57.1%
United Kingdom	6.9%
Canada	4.0%
Brazil	4.0%
France	2.9%
Germany	2.6%
Luxembourg	2.2%
Netherlands	1.6%
Argentina	1.4%
Other Countries	17.3%

2

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of the portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages reflect exposure to the underlying holdings, including Cash & Cash Equivalents and Other, of the MFS High Yield Pooled Portfolio and not to the exposure from investing directly in the MFS High Yield Pooled Portfolio itself.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of January 31, 2018.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2018, Class A shares of the MFS Global High Yield Fund (“fund”) provided a total return of 6.12%, at net asset value. This compares with a return of 7.16% for the fund’s benchmark, the BofA Merrill Lynch Global High Yield – Constrained Index (USD Hedged).

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition near the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets appeared to have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop. Bond yields in most developed markets rose moderately late in the period, but still remained low by historical measures, while credit spreads remain narrow.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a sell-off in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional

4

Management Review – continued

policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Factors Affecting Performance

During the reporting period, the fund’s lesser-than-benchmark exposure to “CCC”-rated (r) securities detracted from performance relative to the BofA Merrill Lynch Global High Yield – Constrained Index (USD Hedged). Bond selection within US-based issues further weighed on relative results. The fund’s cash and/or cash equivalents position was an additional detractor from relative performance. Additionally, the fund’s underweight exposure to EUR and GBP currencies further detracted from relative performance.

Conversely, strong security selection within non-investment grade foreign bonds, particularly “BB”-rated securities, was a primary contributor to relative performance. Additionally, strong bond selection within the energy and communications sectors aided relative returns. The fund’s exposure to the sovereign sector, which is not a portion of the benchmark, also bolstered relative performance.

Respectfully,

Portfolio Manager(s)

William Adams, David Cole, and Matt Ryan

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

Note to Shareholders: Effective March 1, 2018, Michael Skatrud became a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 1/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	7/01/98	6.12%	4.51%	6.22%	N/A
B	7/01/98	5.33%	3.74%	5.43%	N/A
C	7/01/98	5.16%	3.73%	5.44%	N/A
I	7/01/98	6.38%	4.74%	6.47%	N/A
R1	6/02/08	5.33%	3.74%	N/A	5.31%
R2	6/02/08	5.85%	4.26%	N/A	5.83%
R3	6/02/08	6.12%	4.51%	N/A	6.11%
R4	6/02/08	6.38%	4.72%	N/A	6.42%
R6	6/02/08	6.49%	4.87%	N/A	6.37%
Comparative benchmark(s)
BofA Merrill Lynch Global High Yield – Constrained Index (USD Hedged) (f)		7.16%	6.07%	8.74%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.25%)		1.61%	3.61%	5.76%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		1.33%	3.41%	5.43%	N/A
C With CDSC (1% for 12 months) (v)		4.16%	3.73%	5.44%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

BofA Merrill Lynch Global High Yield – Constrained Index (USD Hedged) – tracks the performance of below investment grade corporate debt of issuers domiciled in countries having an investment grade foreign currency long-term debt rating (based on an average of Moody’s and S&P). The Index is weighted by outstanding issuance, but constrained such that the percentage of any one issuer may not represent more than 2% of the Index.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2017 through January 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2017 through January 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/17	Ending Account Value 1/31/18	Expenses Paid During Period (p) 8/01/17-1/31/18
A	Actual	1.05%	$1,000.00	$1,018.29	$5.34
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
B	Actual	1.80%	$1,000.00	$1,012.88	$9.13
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
C	Actual	1.80%	$1,000.00	$1,012.87	$9.13
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
I	Actual	0.80%	$1,000.00	$1,017.94	$4.07
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
R1	Actual	1.80%	$1,000.00	$1,012.88	$9.13
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
R2	Actual	1.29%	$1,000.00	$1,015.41	$6.55
	Hypothetical (h)	1.29%	$1,000.00	$1,018.70	$6.56
R3	Actual	1.05%	$1,000.00	$1,018.29	$5.34
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
R4	Actual	0.80%	$1,000.00	$1,019.57	$4.07
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
R6	Actual	0.70%	$1,000.00	$1,018.42	$3.56
	Hypothetical (h)	0.70%	$1,000.00	$1,021.68	$3.57

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class R2 shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

1/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 36.0%
Issuer	Shares/Par		Value ($)
Aerospace - 0.4%
TA Manufacturing Ltd., 3.625%, 4/15/2023	EUR	1,225,000	$1,551,486

Apparel Manufacturers - 0.2%
PVH Corp., 3.125%, 12/15/2027 (n)	EUR	720,000	$900,397

Asset-Backed & Securitized - 0.0%
Crest Ltd., CDO, 7%, 1/28/2040 (a)(p)		$1,701,120	$189,335
Lehman Brothers Commercial Conduit Mortgage Trust, 1.121%, 2/18/2030 (i)		32,023	0
Morgan Stanley Capital I, Inc., 1.493%, 4/28/2039 (i)(z)		353,489	2,470

			$191,805
Automotive - 2.5%
Aston Martin Capital Holdings Ltd., 6.5%, 4/15/2022 (n)		$1,455,000	$1,536,844
IHO Verwaltungs GmbH, 3.75%, 9/15/2026	EUR	1,200,000	1,605,324
Jaguar Land Rover Automotive PLC, 3.875%, 3/01/2023	GBP	1,105,000	1,627,142
Jaguar Land Rover PLC, 4.5%, 10/01/2027 (n)		$2,475,000	2,437,875
LKQ Italia Bondco S.p.A., 3.875%, 4/01/2024	EUR	1,055,000	1,405,453
Schaeffler Finance B.V., 3.25%, 5/15/2025	EUR	905,000	1,207,873
ZF North America Capital, Inc., 4.5%, 4/29/2022 (n)		$218,000	224,540

			$10,045,051
Broadcasting - 0.6%
United Group B.V., 4.375%, 7/01/2022 (n)	EUR	1,027,000	$1,311,098
United Group B.V., 4.375%, 7/01/2022	EUR	285,000	363,839
WMG Acquisition Corp., 4.125%, 11/01/2024	EUR	550,000	721,809

			$2,396,746
Building - 1.6%
Elementia S.A. de C.V., 5.5%, 1/15/2025 (n)		$1,464,000	$1,494,027
Grupo Cementos de Chihuahua S.A.B. de C.V., 5.25%, 6/23/2024 (n)		1,355,000	1,374,783
Titan Global Finance PLC, 4.25%, 7/10/2019	EUR	1,125,000	1,463,089
Titan Global Finance PLC, 3.5%, 6/17/2021	EUR	365,000	481,360
Union Andina de Cementos S.A.A., 5.875%, 10/30/2021 (n)		$1,627,000	1,688,013

			$6,501,272
Business Services - 0.4%
Worldpay Finance PLC, 3.75%, 11/15/2022	EUR	1,019,000	$1,385,454

11

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Cable TV - 2.9%
Altice Financing S.A., 7.5%, 5/15/2026 (n)		$1,975,000	$2,051,531
Altice Finco S.A., 8.125%, 1/15/2024 (n)		278,000	286,340
Cogeco Communications, Inc., 4.875%, 5/01/2020 (n)		1,135,000	1,154,863
Unitymedia Hessen NRW GmbH, 6.25%, 1/15/2029	EUR	1,695,000	2,363,482
Unitymedia KabelBW GmbH, 6.125%, 1/15/2025 (n)		$200,000	210,440
Videotron Ltd., 5.375%, 6/15/2024 (n)		1,590,000	1,689,375
Virgin Media Secured Finance PLC, 5.25%, 1/15/2026 (n)		485,000	493,488
VTR Finance B.V., 6.875%, 1/15/2024 (n)		1,620,000	1,705,050
Ziggo Bond Co. B.V., 3.75%, 1/15/2025	EUR	900,000	1,152,314
Ziggo Bond Finance B.V., 5.875%, 1/15/2025 (n)		$265,000	262,930

			$11,369,813
Chemicals - 1.4%
Axalta Coating Systems Dutch Holding B.V., 3.75%, 1/15/2025	EUR	1,435,000	$1,880,604
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)		$1,664,000	1,759,680
SPCM S.A., 2.875%, 6/15/2023	EUR	1,367,000	1,723,047

			$5,363,331
Conglomerates - 0.8%
Colfax Corp., 3.25%, 5/15/2025	EUR	1,325,000	$1,696,001
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027 (n)		$1,355,000	1,389,214

			$3,085,215
Construction - 0.2%
Empresas ICA S.A.B. de C.V., 8.375%, 7/24/2018 (a)(d)(n)		$150,000	$24,000
Empresas ICA S.A.B. de C.V., 8.375%, 7/24/2018 (a)(d)		291,000	46,560
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/2024 (a)(d)(n)		915,000	152,119
Empresas ICA Sociedad Controladora S.A.B. de C.V., 8.9%, 2/04/2021 (a)(d)		1,639,000	247,274
Mattamy Group Corp., 6.5%, 10/01/2025 (n)		415,000	437,306

			$907,259
Containers - 0.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.125%, 5/15/2023	EUR	1,260,000	$1,654,006
San Miguel Industrias PET S.A., 4.5%, 9/18/2022 (n)		$1,601,000	1,627,016

			$3,281,022
Emerging Market Quasi-Sovereign - 2.1%
JSC State Savings Bank of Ukraine, 9.625%, 3/20/2025		$1,240,000	$1,380,269
KazAgro National Management Holding, 4.625%, 5/24/2023		1,400,000	1,424,780
Petrobras Global Finance B.V., 6.25%, 3/17/2024		1,080,000	1,154,358
Petrobras Global Finance B.V., 5.299%, 1/27/2025 (n)		813,000	818,081
Petrobras Global Finance B.V., 5.999%, 1/27/2028 (n)		1,413,000	1,424,799

12

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
Petrobras Global Finance B.V., 5.75%, 2/01/2029		$75,000	$74,201
Petrobras International Finance Co., 6.75%, 1/27/2041		705,000	715,575
Southern Gas Corridor CJSC, 6.875%, 3/24/2026 (n)		1,272,000	1,454,596

			$8,446,659
Emerging Market Sovereign - 0.9%
Government of Ukraine, 7.75%, 9/01/2024		$853,000	$923,014
Government of Ukraine, 7.375%, 9/25/2032 (n)		500,000	507,371
Republic of Argentina, 5.875%, 1/11/2028		1,018,000	990,514
Republic of Sri Lanka, 6.125%, 6/03/2025		1,143,000	1,202,572

			$3,623,471
Energy - Independent - 0.0%
Afren PLC, 6.625%, 12/09/2020 (a)(d)(z)		$528,000	$1,320
Afren PLC, 11.5%, 2/01/2019 (a)(d)(z)		1,000,000	2,500

			$3,820
Energy - Integrated - 0.3%
Inkia Energy Ltd., 5.875%, 11/09/2027 (n)		$999,000	$1,006,193

Engineering - Construction - 0.4%
Spie S.A., 3.125%, 3/22/2024	EUR	1,200,000	$1,560,628

Financial Institutions - 1.1%
Arrow Global Finance PLC, 5.125%, 9/15/2024	GBP	1,305,000	$1,889,962
Intrum Justitia AB, 3.125%, 7/15/2024	EUR	1,350,000	1,652,366
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)		$870,000	861,300

			$4,403,628
Food & Beverages - 1.4%
Central American Bottling Corp., 5.75%, 1/31/2027 (n)		$1,575,000	$1,651,388
Cott Holdings, Inc., 5.5%, 4/01/2025 (n)		570,000	580,688
JBS Investments GmbH, 7.75%, 10/28/2020 (n)		979,000	1,005,923
Marb Bondco PLC, 7%, 3/15/2024 (n)		1,571,000	1,573,749
Marb Bondco PLC, 6.875%, 1/19/2025 (n)		876,000	862,860

			$5,674,608
Gaming & Lodging - 1.2%
Cirsa Funding Luxembourg S.A., 5.875%, 5/15/2023	EUR	1,350,000	$1,740,176
Great Canadian Gaming Corp., 6.625%, 7/25/2022 (n)	CAD	1,375,000	1,158,410
Scientific Games International, Inc., 5.5%, 2/15/2026 (z)	EUR	1,095,000	1,359,497
Wynn Macau Ltd., 4.875%, 10/01/2024 (n)		$655,000	648,450

			$4,906,533

13

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Industrial - 0.4%
Platin 1426 GmbH, 5.375%, 6/15/2023 (n)	EUR	1,210,000	$1,504,980

International Market Quasi-Sovereign - 0.4%
Electricite de France S.A., 5.375% to 1/29/2025, FLR to 12/31/2049	EUR	1,100,000	$1,547,098

Machinery & Tools - 0.2%
Ashtead Capital, Inc., 5.625%, 10/01/2024 (n)		$620,000	$655,464

Major Banks - 1.2%
Barclays PLC, 8% to 12/15/2020, FLR to 12/31/2049	EUR	1,445,000	$2,074,358
Royal Bank of Scotland Group PLC, 6%, 12/19/2023		$1,850,000	2,016,738
UBS Group AG, 6.875% to 8/07/2025, FLR to 12/31/2049		710,000	790,078

			$4,881,174
Medical & Health Technology & Services - 0.2%
IQVIA Holdings, Inc., 3.25%, 3/15/2025	EUR	645,000	$816,848

Metals & Mining - 1.5%
Anglo American Capital PLC, 4.75%, 4/10/2027 (n)		$2,540,000	$2,645,706
Bluescope Steel Finance Ltd./Bluescope Steel, 6.5%, 5/15/2021 (n)		825,000	858,000
First Quantum Minerals Ltd., 7.25%, 4/01/2023 (n)		200,000	211,750
Freeport-McMoRan, Inc., 6.875%, 2/15/2023		205,000	224,988
Lundin Mining Corp., 7.875%, 11/01/2022 (n)		150,000	159,750
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/01/2022 (n)		500,000	515,000
Petra Diamonds U.S. Treasury PLC, 7.25%, 5/01/2022 (n)		1,315,000	1,338,013

			$5,953,207
Network & Telecom - 0.6%
Telecom Italia S.p.A., 5.303%, 5/30/2024 (n)		$2,240,000	$2,366,000

Oil Services - 0.7%
GeoPark Ltd., 6.5%, 9/21/2024 (n)		$1,245,000	$1,285,463
Shelf Drill Holdings Ltd., 9.5%, 11/02/2020		535,000	547,038
Shelf Drill Holdings Ltd., 8.25%, 2/15/2025 (z)		830,000	843,488

			$2,675,989
Other Banks & Diversified Financials - 0.6%
Banco BTG Pactual Luxembourg S.A. , 5.5%, 1/31/2023 (n)		$634,000	$630,830
Banco Votorantim S.A., 8.25% to 12/7/2022, FLR to 12/31/2049 (n)		472,000	483,107
Kazkommertsbank JSC, 5.5%, 12/21/2022		1,400,000	1,398,096

			$2,512,033

14

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Pharmaceuticals - 0.9%
Catalent Pharma Solutions, Inc., 4.75%, 12/15/2024	EUR	1,095,000	$1,450,426
Grifols S.A., 3.2%, 5/01/2025	EUR	1,680,000	2,121,012

			$3,571,438
Pollution Control - 0.6%
Aegea Finance, 5.75%, 10/10/2024 (n)		$1,104,000	$1,120,560
Paprec Holding S.A., 5.25%, 4/01/2022	EUR	920,000	1,176,493

			$2,297,053
Restaurants - 0.4%
Stonegate Pub Co. Financing PLC, 4.875%, 3/15/2022	GBP	1,085,000	$1,546,014

Retailers - 1.5%
3AB Optique Developpement S.A.S, 4%, 10/01/2023	EUR	1,100,000	$1,377,619
AA Bond Co. Ltd., 5.5%, 7/31/2022 (n)	GBP	545,000	778,090
AA Bond Co. Ltd., 5.5%, 7/31/2022	GBP	220,000	314,091
Dufry Finance S.C.A., 4.5%, 8/01/2023	EUR	1,080,000	1,407,918
Maxeda DIY Holding B.V., 6.125%, 7/15/2022	EUR	949,000	1,166,251
Parfümerie Douglas GmbH, 6.25%, 7/15/2022	EUR	700,000	912,539

			$5,956,508
Supermarkets - 1.2%
Casino Guichard Perrachon S.A., 4.87% to 1/31/2019, FLR to 12/31/2049	EUR	1,200,000	$1,508,850
Evrotorg LLC, 8.75%, 10/30/2022 (n)		$1,147,000	1,186,858
Tesco PLC, 6.15%, 11/15/2037 (n)		1,770,000	1,919,177

			$4,614,885
Telecommunications - Wireless - 1.3%
Altice Luxembourg S.A., 7.75%, 5/15/2022 (n)		$1,130,000	$1,084,800
Altice Luxembourg S.A., 7.625%, 2/15/2025 (n)		200,000	183,500
Digicel Group Ltd., 6.75%, 3/01/2023		341,000	339,295
Digicel Group Ltd., 6.75%, 3/01/2023 (n)		400,000	398,000
Millicom International Cellular S.A., 5.125%, 1/15/2028 (n)		1,686,000	1,702,860
Wind Tre S.p.A., 3.125%, 1/20/2025	EUR	1,410,000	1,610,224

			$5,318,679
Transportation - Services - 2.4%
Europcar Groupe S.A., 5.75%, 6/15/2022	EUR	1,080,000	$1,397,861
Heathrow Finance PLC, 3.875%, 3/01/2027	GBP	1,240,000	1,753,702
JSL Europe S.A., 7.75%, 7/26/2024 (n)		$1,497,000	1,572,599
Navios South American Logistics, Inc., 7.25%, 5/01/2022		335,000	325,788
Navios South American Logistics, Inc./Navios Logistics Finance (U.S.), Inc., 7.25%, 5/01/2022 (n)		990,000	962,775

15

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Transportation - Services - continued
Rumo Luxembourg Sarl, 5.875%, 1/18/2025 (n)		$463,000	$468,788
Rumo Luxembourg Sarl, “A”, 7.375%, 2/09/2024 (n)		1,580,000	1,724,175
Topaz Marine S.A., 9.125%, 7/26/2022		444,000	466,755
Topaz Marine S.A., 9.125%, 7/26/2022 (n)		773,000	812,616

			$9,485,059
Utilities - Electric Power - 2.7%
Azure Power Energy Ltd., 5.5%, 11/03/2022 (n)		$1,050,000	$1,053,255
Drax Finco PLC, 4.25%, 5/01/2022	GBP	1,155,000	1,678,616
Genneia S.A., 8.75%, 1/20/2022		$1,084,000	1,183,728
Genneia S.A., 8.75%, 1/20/2022 (n)		736,000	803,712
Greenko Dutch B.V., 5.25%, 7/24/2024 (n)		1,749,000	1,741,567
MSU Energy Group (Rio Energy S.A./UGEN S.A./Uensa S.A.), 6.875%, 2/01/2025 (z)		661,000	666,949
Stoneway Capital Corp., 10%, 3/01/2027 (n)		1,592,000	1,724,423
TerraForm Global Operating LLC, 9.75%, 8/15/2022 (n)		1,730,000	1,915,975

			$10,768,225
Total Bonds (Identified Cost, $138,679,578)			$143,075,045

Common Stocks - 0.1%
Energy - Independent - 0.1%
Frontera Energy Corp. (Identified Cost, $463,979) (a)		13,255	$471,480

Investment Companies (h) - 64.5%
Bond Funds - 62.7%
MFS High Yield Pooled Portfolio (v)(y)		26,769,063	$249,219,974

Money Market Funds - 1.8%
MFS Institutional Money Market Portfolio, 1.44% (v)		7,285,502	$7,284,774
Total Investment Companies (Identified Cost, $277,625,099)			$256,504,748

Other Assets, Less Liabilities - (0.6)%			(2,252,705)
Net Assets - 100.0%			$397,798,568

(a)	Non-income producing security.
(d)	In default.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $256,504,748 and $143,546,525, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

16

Portfolio of Investments – continued

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $71,572,530, representing 18.0% of net assets.
(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(y)	The annual report for MFS High Yield Pooled Portfolio as of January 31, 2018 has been included as Appendix A.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Afren PLC, 6.625% 12/09/2020	11/20/15	$515,241	$1,320
Afren PLC, 11.5% 2/01/2019	11/20/15	986,320	2,500
MSU Energy Group (Rio Energy S.A./UGEN S.A./Uensa S.A.), 6.875% 2/01/2025	1/25/18	656,485	666,949
Morgan Stanley Capital I, Inc., 1.493% 4/28/2039	10/06/17	317	2,470
Scientific Games International, Inc., 5.5% 2/15/2026	1/31/18	1,359,497	1,359,497
Shelf Drill Holdings Ltd., 8.25% 2/15/2025	1/31/18	834,873	843,488
Total Restricted Securities			$2,876,224
% of Net assets			0.7%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CJSC	Closed Joint Stock company
FLR	Floating rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.
JSC	Joint Stock Company
PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

17

Portfolio of Investments – continued

Derivative Contracts at 1/31/18

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized (Depreciation)
Liability Derivatives
EUR	1,175,557	USD	1,465,292	Barclays PLC	3/28/2018	$(552)
USD	9,317,265	GBP	6,873,826	Barclays PLC	3/28/2018	(463,103)
USD	1,108,018	CAD	1,375,000	Brown Brothers Harriman	3/28/2018	(10,563)
USD	374,440	EUR	304,209	Deutsche Bank AG	3/28/2018	(4,603)
USD	48,389,214	EUR	40,225,350	JPMorgan Chase Bank	3/28/2018	(1,731,412)

						$(2,210,233)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Short	USD	49	$5,957,328	March - 2018	$58,010

At January 31, 2018 the fund had cash collateral of $1,726,550 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and deposits with brokers in the Statement of Assets and Liabilities are composed of cash collateral.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $139,143,557)	$143,546,525
Investments in affiliated issuers, at value (identified cost, $277,625,099)	256,504,748
Cash	65,682
Foreign currency, at value (identified cost, $56,884)	56,806
Restricted cash for
Forward foreign currency exchange contracts	1,680,000
Deposits with brokers for
Futures contracts	46,550
Receivables for
Daily variation margin on open futures contracts	3,063
Investments sold	350,639
Fund shares sold	261,467
Interest and dividends	1,641,909
Receivable from investment adviser	11,570
Other assets	1,992
Total assets	$404,170,951
Liabilities
Payables for
Distributions	$173,623
Forward foreign currency exchange contracts	2,210,233
Investments purchased	2,924,657
Fund shares reacquired	812,974
Payable to affiliates
Shareholder servicing costs	113,425
Distribution and service fees	6,772
Payable for independent Trustees’ compensation	1,900
Accrued expenses and other liabilities	128,799
Total liabilities	$6,372,383
Net assets	$397,798,568
Net assets consist of
Paid-in capital	$435,815,714
Unrealized appreciation (depreciation)	(18,853,058)
Accumulated net realized gain (loss)	(16,006,350)
Accumulated distributions in excess of net investment income	(3,157,738)
Net assets	$397,798,568
Shares of beneficial interest outstanding	63,661,700

19

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$204,149,681	32,671,017	$6.25
Class B	12,261,975	1,958,831	6.26
Class C	57,555,507	9,219,754	6.24
Class I	88,762,104	14,201,092	6.25
Class R1	62,094	9,921	6.26
Class R2	290,610	46,425	6.26
Class R3	10,392,356	1,663,292	6.25
Class R4	7,381,408	1,175,808	6.28
Class R6	16,942,833	2,715,560	6.24

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $6.53 [100 / 95.75 x $6.25]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

20

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends from affiliated issuers	$15,240,250
Interest	8,410,328
Total investment income	$23,650,578
Expenses
Management fee	$2,692,466
Distribution and service fees	1,300,805
Shareholder servicing costs	509,416
Administrative services fee	74,920
Independent Trustees’ compensation	9,284
Custodian fee	68,205
Shareholder communications	86,919
Audit and tax fees	84,057
Legal fees	52,564
Miscellaneous	173,364
Total expenses	$5,052,000
Fees paid indirectly	(5,444)
Reduction of expenses by investment adviser and distributor	(453,070)
Net expenses	$4,593,486
Net investment income (loss)	$19,057,092
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$776,571
Affiliated issuers	(1,856,269)
Forward foreign currency exchange contracts	(5,442,223)
Foreign currency	12,450
Net realized gain (loss)	$(6,509,471)
Change in unrealized appreciation (depreciation)
Unaffiliated issuers (net of $36,045 decrease in deferred country tax)	$11,356,977
Affiliated issuers	2,490,743
Futures contracts	58,010
Forward foreign currency exchange contracts	(2,038,764)
Translation of assets and liabilities in foreign currencies	43,649
Net unrealized gain (loss)	$11,910,615
Net realized and unrealized gain (loss)	$5,401,144
Change in net assets from operations	$24,458,236

See Notes to Financial Statements

21

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	1/31/18	1/31/17
Change in net assets
From operations
Net investment income (loss)	$19,057,092	$22,515,092
Net realized gain (loss)	(6,509,471)	(6,447,787)
Net unrealized gain (loss)	11,910,615	47,656,940
Change in net assets from operations	$24,458,236	$63,724,245
Distributions declared to shareholders
From net investment income	$(16,082,515)	$(23,939,460)
From tax return of capital	(3,041,314)	—
Total distributions declared to shareholders	$(19,123,829)	$(23,939,460)
Change in net assets from fund share transactions	$(36,863,586)	$(21,314,057)
Total change in net assets	$(31,529,179)	$18,470,728
Net assets
At beginning of period	429,327,747	410,857,019
At end of period (including accumulated distributions in excess of net investment income of $3,157,738 and undistributed net investment income of $165,960, respectively)	$397,798,568	$429,327,747

See Notes to Financial Statements

22

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	1/31/18	1/31/17	1/31/16	1/31/15	1/31/14
Net asset value, beginning of period	$6.17	$5.62	$6.32	$6.57	$6.64
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.32	$0.33	$0.36	$0.38
Net realized and unrealized gain (loss)	0.08	0.57	(0.66)	(0.23)	(0.06)
Total from investment operations	$0.37	$0.89	$(0.33)	$0.13	$0.32
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.34)	$(0.37)	$(0.38)	$(0.39)
From tax return of capital	(0.05)	—	—	—	—
Total distributions declared to shareholders	$(0.29)	$(0.34)	$(0.37)	$(0.38)	$(0.39)
Net asset value, end of period (x)	$6.25	$6.17	$5.62	$6.32	$6.57
Total return (%) (r)(s)(t)(x)	6.12	16.19	(5.54)	1.97	5.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.16	1.13	1.12	1.11
Expenses after expense reductions (f)(h)	1.05	1.05	1.05	1.05	1.05
Net investment income (loss)	4.67	5.37	5.38	5.42	5.84
Portfolio turnover	26	16	16	18	38
Net assets at end of period (000 omitted)	$204,150	$235,889	$226,692	$281,874	$366,654

See Notes to Financial Statements

23

Financial Highlights – continued

Class B	Year ended
	1/31/18	1/31/17	1/31/16	1/31/15	1/31/14
Net asset value, beginning of period	$6.18	$5.63	$6.33	$6.59	$6.65
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.28	$0.29	$0.31	$0.33
Net realized and unrealized gain (loss)	0.08	0.57	(0.67)	(0.24)	(0.05)
Total from investment operations	$0.33	$0.85	$(0.38)	$0.07	$0.28
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.30)	$(0.32)	$(0.33)	$(0.34)
From tax return of capital	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.25)	$(0.30)	$(0.32)	$(0.33)	$(0.34)
Net asset value, end of period (x)	$6.26	$6.18	$5.63	$6.33	$6.59
Total return (%) (r)(s)(t)(x)	5.33	15.32	(6.23)	1.06	4.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.91	1.91	1.88	1.87	1.86
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.80
Net investment income (loss)	3.92	4.62	4.62	4.65	5.08
Portfolio turnover	26	16	16	18	38
Net assets at end of period (000 omitted)	$12,262	$14,772	$16,518	$23,026	$27,959

Class C	Year ended
	1/31/18	1/31/17	1/31/16	1/31/15	1/31/14
Net asset value, beginning of period	$6.16	$5.61	$6.32	$6.56	$6.63
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.28	$0.29	$0.31	$0.33
Net realized and unrealized gain (loss)	0.07	0.57	(0.68)	(0.22)	(0.06)
Total from investment operations	$0.32	$0.85	$(0.39)	$0.09	$0.27
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.30)	$(0.32)	$(0.33)	$(0.34)
From tax return of capital	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.24)	$(0.30)	$(0.32)	$(0.33)	$(0.34)
Net asset value, end of period (x)	$6.24	$6.16	$5.61	$6.32	$6.56
Total return (%) (r)(s)(t)(x)	5.33	15.35	(6.41)	1.36	4.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.91	1.91	1.88	1.88	1.86
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.80
Net investment income (loss)	3.92	4.63	4.64	4.66	5.10
Portfolio turnover	26	16	16	18	38
Net assets at end of period (000 omitted)	$57,556	$65,782	$65,213	$81,975	$93,058

See Notes to Financial Statements

24

Financial Highlights – continued

Class I	Year ended
	1/31/18	1/31/17	1/31/16	1/31/15	1/31/14
Net asset value, beginning of period	$6.17	$5.62	$6.33	$6.58	$6.65
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.33	$0.35	$0.37	$0.40
Net realized and unrealized gain (loss)	0.08	0.58	(0.67)	(0.22)	(0.06)
Total from investment operations	$0.39	$0.91	$(0.32)	$0.15	$0.34
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.36)	$(0.39)	$(0.40)	$(0.41)
From tax return of capital	(0.05)	—	—	—	—
Total distributions declared to shareholders	$(0.31)	$(0.36)	$(0.39)	$(0.40)	$(0.41)
Net asset value, end of period (x)	$6.25	$6.17	$5.62	$6.33	$6.58
Total return (%) (r)(s)(x)	6.38	16.47	(5.45)	2.23	5.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.91	0.91	0.88	0.87	0.86
Expenses after expense reductions (f)(h)	0.80	0.80	0.80	0.80	0.80
Net investment income (loss)	4.91	5.59	5.61	5.61	6.05
Portfolio turnover	26	16	16	18	38
Net assets at end of period (000 omitted)	$88,762	$92,227	$84,620	$130,780	$85,542

Class R1	Year ended
	1/31/18	1/31/17	1/31/16	1/31/15	1/31/14
Net asset value, beginning of period	$6.18	$5.63	$6.33	$6.58	$6.65
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.28	$0.29	$0.31	$0.33
Net realized and unrealized gain (loss)	0.08	0.57	(0.67)	(0.23)	(0.06)
Total from investment operations	$0.33	$0.85	$(0.38)	$0.08	$0.27
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.30)	$(0.32)	$(0.33)	$(0.34)
From tax return of capital	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.25)	$(0.30)	$(0.32)	$(0.33)	$(0.34)
Net asset value, end of period (x)	$6.26	$6.18	$5.63	$6.33	$6.58
Total return (%) (r)(s)(x)	5.33	15.32	(6.23)	1.21	4.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.90	1.91	1.88	1.87	1.86
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.80
Net investment income (loss)	3.94	4.62	4.65	4.65	5.07
Portfolio turnover	26	16	16	18	38
Net assets at end of period (000 omitted)	$62	$103	$163	$227	$236

See Notes to Financial Statements

25

Financial Highlights – continued

Class R2	Year ended
	1/31/18	1/31/17	1/31/16	1/31/15	1/31/14
Net asset value, beginning of period	$6.18	$5.63	$6.33	$6.59	$6.65
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.31	$0.32	$0.34	$0.37
Net realized and unrealized gain (loss)	0.09	0.57	(0.67)	(0.23)	(0.06)
Total from investment operations	$0.36	$0.88	$(0.35)	$0.11	$0.31
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.33)	$(0.35)	$(0.37)	$(0.37)
From tax return of capital	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.28)	$(0.33)	$(0.35)	$(0.37)	$(0.37)
Net asset value, end of period (x)	$6.26	$6.18	$5.63	$6.33	$6.59
Total return (%) (r)(s)(x)	5.85	15.88	(5.75)	1.57	4.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.41	1.41	1.38	1.37	1.36
Expenses after expense reductions (f)(h)	1.29	1.30	1.30	1.30	1.30
Net investment income (loss)	4.38	5.10	5.16	5.14	5.57
Portfolio turnover	26	16	16	18	38
Net assets at end of period (000 omitted)	$291	$211	$175	$248	$232

Class R3	Year ended
	1/31/18	1/31/17	1/31/16	1/31/15	1/31/14
Net asset value, beginning of period	$6.17	$5.62	$6.32	$6.57	$6.64
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.32	$0.33	$0.36	$0.38
Net realized and unrealized gain (loss)	0.08	0.57	(0.66)	(0.23)	(0.06)
Total from investment operations	$0.37	$0.89	$(0.33)	$0.13	$0.32
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.34)	$(0.37)	$(0.38)	$(0.39)
From tax return of capital	(0.05)	—	—	—	—
Total distributions declared to shareholders	$(0.29)	$(0.34)	$(0.37)	$(0.38)	$(0.39)
Net asset value, end of period (x)	$6.25	$6.17	$5.62	$6.32	$6.57
Total return (%) (r)(s)(x)	6.12	16.19	(5.54)	1.97	5.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.16	1.13	1.13	1.11
Expenses after expense reductions (f)(h)	1.05	1.05	1.05	1.05	1.05
Net investment income (loss)	4.64	5.35	5.39	5.41	5.83
Portfolio turnover	26	16	16	18	38
Net assets at end of period (000 omitted)	$10,392	$9,012	$7,153	$7,722	$7,751

See Notes to Financial Statements

26

Financial Highlights – continued

Class R4	Year ended
	1/31/18	1/31/17	1/31/16	1/31/15	1/31/14
Net asset value, beginning of period	$6.20	$5.65	$6.36	$6.62	$6.69
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.34	$0.35	$0.37	$0.40
Net realized and unrealized gain (loss)	0.08	0.57	(0.67)	(0.23)	(0.06)
Total from investment operations	$0.39	$0.91	$(0.32)	$0.14	$0.34
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.36)	$(0.39)	$(0.40)	$(0.41)
From tax return of capital	(0.05)	—	—	—	—
Total distributions declared to shareholders	$(0.31)	$(0.36)	$(0.39)	$(0.40)	$(0.41)
Net asset value, end of period (x)	$6.28	$6.20	$5.65	$6.36	$6.62
Total return (%) (r)(s)(x)	6.38	16.42	(5.39)	2.09	5.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.91	0.90	0.87	0.87	0.85
Expenses after expense reductions (f)(h)	0.80	0.80	0.80	0.80	0.80
Net investment income (loss)	4.89	5.58	5.58	5.60	6.05
Portfolio turnover	26	16	16	18	38
Net assets at end of period (000 omitted)	$7,381	$6,996	$6,495	$3,690	$1,542

Class R6	Year ended
	1/31/18	1/31/17	1/31/16	1/31/15	1/31/14
Net asset value, beginning of period	$6.16	$5.61	$6.32	$6.57	$6.63
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.34	$0.34	$0.38	$0.40
Net realized and unrealized gain (loss)	0.08	0.57	(0.66)	(0.22)	(0.05)
Total from investment operations	$0.39	$0.91	$(0.32)	$0.16	$0.35
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.36)	$(0.39)	$(0.41)	$(0.41)
From tax return of capital	(0.05)	—	—	—	—
Total distributions declared to shareholders	$(0.31)	$(0.36)	$(0.39)	$(0.41)	$(0.41)
Net asset value, end of period (x)	$6.24	$6.16	$5.61	$6.32	$6.57
Total return (%) (r)(s)(x)	6.49	16.61	(5.37)	2.33	5.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.81	0.81	0.76	0.77	0.77
Expenses after expense reductions (f)(h)	0.70	0.70	0.70	0.70	0.72
Net investment income (loss)	4.90	5.72	5.64	5.74	6.14
Portfolio turnover	26	16	16	18	38
Net assets at end of period (000 omitted)	$16,943	$4,336	$3,829	$561	$381

See Notes to Financial Statements

27

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global High Yield Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. As of January 31 2018, 62.7% of the fund’s net assets was invested in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The current shareholder report for the High Yield Pooled Portfolio as of January 31, 2018 has been included as Appendix A, and should be read in conjunction with the fund’s financial statements. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industry, political, regulatory, geopolitical and other conditions.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which

29

Notes to Financial Statements – continued

introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – The investments of the fund and the High Yield Pooled Portfolio are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a

30

Notes to Financial Statements – continued

third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

31

Notes to Financial Statements – continued

such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$471,480	$—	$—	$471,480
Non-U.S. Sovereign Debt	—	13,617,228	—	13,617,228
U.S. Corporate Bonds	—	12,522,508	—	12,522,508
Commercial Mortgage-Backed Securities	—	2,470	—	2,470
Asset-Backed Securities (including CDOs)	—	189,335	—	189,335
Foreign Bonds	—	116,743,504	—	116,743,504
Mutual Funds	256,504,748	—	—	256,504,748
Total	$256,976,228	$143,075,045	$—	$400,051,273

Other Financial Instruments
Futures Contracts – Assets	$58,010	$—	$—	$58,010
Forward Foreign Currency Exchange Contracts – Liabilities	—	(2,210,233)	—	(2,210,233)

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the High Yield Pooled Portfolio’s shareholder report for further information regarding the levels used in valuing its assets or liabilities.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty,

32

Notes to Financial Statements – continued

or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2018 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$58,010	$—
Foreign Exchange	Forward Foreign Currency Exchange	—	(2,210,233)
Total		$58,010	$(2,210,233)

(a)	Values presented in the table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2018 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	(5,442,223)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$58,010	$—
Foreign Exchange	—	(2,038,764)
Total	$58,010	$(2,038,764)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all

33

Notes to Financial Statements – continued

transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives, respectively. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

34

Notes to Financial Statements – continued

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest

35

Notes to Financial Statements – continued

payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Distributions of income and capital gains from the High Yield Pooled Portfolio are recorded on the ex-dividend date.

Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund and/or the High Yield Pooled Portfolio may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2018, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net

36

Notes to Financial Statements – continued

investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to defaulted bonds, expiration of capital loss carryforwards, amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 1/31/18	Year ended 1/31/17
Ordinary income (including any short-term capital gains)	$16,082,515	$23,939,460
Tax return of capital (b)	3,041,314	—
Total distributions	$19,123,829	$23,939,460

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/18
Cost of investments	$417,209,150
Gross appreciation	7,243,759
Gross depreciation	(26,553,859)
Net unrealized appreciation (depreciation)	$(19,310,100)
Capital loss carryforwards	(14,127,093)
Late year ordinary loss deferral	(3,267,717)
Other temporary differences	(1,312,236)

As of January 31, 2018 the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(1,385,230)
Long-Term	(12,741,863)
Total	$(14,127,093)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s

37

Notes to Financial Statements – continued

distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From tax return of capital
	Year ended 1/31/18	Year ended 1/31/17	Year ended 1/31/18	Year ended 1/31/17
Class A	$8,304,893	$13,448,258	$1,570,513	$—
Class B	442,170	789,546	83,617	—
Class C	2,031,503	3,292,712	384,171	—
Class I	4,159,401	5,293,379	786,571	—
Class R1	2,717	5,840	514	—
Class R2	9,493	10,660	1,796	—
Class R3	378,258	459,431	71,531	—
Class R4	307,648	396,171	58,178	—
Class R6	446,432	243,463	84,423	—
Total	$16,082,515	$23,939,460	$3,041,314	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period February 1, 2017 through May 30, 2017, the management fee was computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets.

The investment adviser had agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $1.5 billion to $2.5 billion and 0.55% of average daily net assets in excess of $2.5 billion. This written agreement terminated on May 30, 2017. For the period February 1, 2017 through May 30, 2017, the fund’s average daily net assets did not exceed $1.5 billion and therefore, the management fee was not reduced in accordance with this agreement.

Effective May 31, 2017, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1.5 billion	0.65%
In excess of $1.5 billion and up to $2.5 billion	0.60%
In excess of $2.5 billion	0.55%

MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended January 31, 2018, this management fee reduction amounted to $33,551, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2018 was equivalent to an annual effective rate of 0.64% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including fees and expenses

38

Notes to Financial Statements – continued

associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
1.05%	1.80%	1.80%	0.80%	1.80%	1.30%	1.05%	0.80%	0.73%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2019. For the year ended January 31, 2018, this reduction amounted to $413,645, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $8,735 for the year ended January 31, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund. The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940. The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$527,692
Class B	0.75%	0.25%	1.00%	1.00%	133,437
Class C	0.75%	0.25%	1.00%	1.00%	613,388
Class R1	0.75%	0.25%	1.00%	1.00%	803
Class R2	0.25%	0.25%	0.50%	0.49%	1,290
Class R3	—	0.25%	0.25%	0.25%	24,195
Total Distribution and Service Fees					$1,300,805

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended January 31, 2018, this rebate amounted to $5,113, $77, $669, and $15 for Class A, Class B, Class C, and Class R2, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of

39

Notes to Financial Statements – continued

purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2018, were as follows:

Amount
Class A	$3,210
Class B	16,349
Class C	5,380

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2018, the fee was $69,857, which equated to 0.0169% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended January 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $439,559.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2018 was equivalent to an annual effective rate of 0.0181% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The Retirement Deferral plan resulted in an expense of $146 and is included in “Independent Trustees’ compensation” in the

40

Notes to Financial Statements – continued

Statement of Operations for the year ended January 31, 2018. The liability for deferred retirement benefits payable to certain independent Trustees under the Retirement Deferral plan amounted to $1,890 at January 31, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended January 31, 2018, the fee paid by the fund under this agreement was $751 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund invests in the High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly (see Appendix A). Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. The High Yield Pooled Portfolio does not pay a management fee to MFS or distribution and/or service fee to MFD.

MFS redeemed the following shares of the fund for the amounts and dates noted below:

Date	Share Class	Shares	Amount
6/29/16	Class R6	8,637	$51,219

MFS purchased the following shares of the fund for the amounts and dates noted below:

Date	Share Class	Shares	Amount
3/16/16	Class I	138,221	$797,537

At January 31, 2018, MFS held approximately 93% of the outstanding shares of Class R1.

(4) Portfolio Securities

For the year ended January 31, 2018, purchases and sales of investments, other short-term obligations, aggregated $107,441,623 and $174,850,249, respectively.

41

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/18		Year ended 1/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,639,525	$47,733,000	7,727,768	$45,900,469
Class B	305,349	1,918,771	189,176	1,132,729
Class C	624,776	3,901,637	711,729	4,268,584
Class I	8,099,080	50,463,587	6,863,331	41,039,813
Class R1	331	2,071	842	4,989
Class R2	26,584	166,478	11,393	68,779
Class R3	346,981	2,168,517	329,521	1,978,508
Class R4	312,234	1,947,349	298,214	1,804,867
Class R6	2,316,871	14,460,274	167,958	1,004,112
	19,671,731	$122,761,684	16,299,932	$97,202,850

Shares issued to shareholders in reinvestment of distributions
Class A	1,282,694	$8,027,226	1,890,792	$11,339,798
Class B	79,164	496,310	124,139	745,498
Class C	343,275	2,146,611	442,726	2,654,029
Class I	755,898	4,731,119	832,348	5,000,080
Class R1	516	3,231	973	5,840
Class R2	1,542	9,664	1,737	10,450
Class R3	71,815	449,486	76,457	459,189
Class R4	58,170	365,817	65,692	396,168
Class R6	57,287	358,727	8,536	51,142
	2,650,361	$16,588,191	3,443,400	$20,662,194

Shares reacquired
Class A	(14,486,173)	$(90,252,680)	(11,735,267)	$(70,310,675)
Class B	(815,607)	(5,103,770)	(858,012)	(5,133,384)
Class C	(2,421,124)	(15,115,570)	(2,100,968)	(12,518,844)
Class I	(9,598,008)	(59,950,427)	(7,806,820)	(46,546,823)
Class R1	(7,539)	(47,303)	(14,174)	(82,088)
Class R2	(15,789)	(98,691)	(10,179)	(61,887)
Class R3	(216,156)	(1,352,503)	(218,457)	(1,309,490)
Class R4	(322,951)	(2,025,697)	(385,543)	(2,304,856)
Class R6	(362,565)	(2,266,820)	(155,165)	(911,054)
	(28,245,912)	$(176,213,461)	(23,284,585)	$(139,179,101)

42

Notes to Financial Statements – continued

	Year ended 1/31/18		Year ended 1/31/17
	Shares	Amount	Shares	Amount
Net change
Class A	(5,563,954)	$(34,492,454)	(2,116,707)	$(13,070,408)
Class B	(431,094)	(2,688,689)	(544,697)	(3,255,157)
Class C	(1,453,073)	(9,067,322)	(946,513)	(5,596,231)
Class I	(743,030)	(4,755,721)	(111,141)	(506,930)
Class R1	(6,692)	(42,001)	(12,359)	(71,259)
Class R2	12,337	77,451	2,951	17,342
Class R3	202,640	1,265,500	187,521	1,128,207
Class R4	47,453	287,469	(21,637)	(103,821)
Class R6	2,011,593	12,552,181	21,329	144,200
	(5,923,820)	$(36,863,586)	(3,541,253)	$(21,314,057)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2018, the fund’s commitment fee and interest expense were $2,855 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

43

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS High Yield Pooled Portfolio		30,764,069	3,420,378	(7,415,384)	26,769,063
MFS Institutional Money Market Portfolio		6,785,401	109,938,343	(109,438,242)	7,285,502

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS High Yield Pooled Portfolio	$(1,856,387)	$2,490,782	$—	$15,186,850	$249,219,974
MFS Institutional Money Market Portfolio	118	(39)	—	53,400	7,284,774

Total	$(1,856,269)	$2,490,743	$—	$15,240,250	$256,504,748

(8) Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $3,030,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether the AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability; and the degree to which the fund may be entitled to indemnification from a third party for any amount required to be disgorged. The fund has and will continue to incur legal expenses associated with the defense of this action and in related claims against third parties.

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS Global High Yield Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Global High Yield Fund (the “Fund”), including the portfolio of investments, as of January 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2018, by

45

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 19, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

46

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A
Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

48

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

49

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

50

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
William Adams David Cole Matt Ryan

51

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

52

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019.

53

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

54

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

55

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Appendix A

Annual Report

January 31, 2018

MFS® High Yield Pooled Portfolio

HYP-ANN

MFS® High Yield Pooled Portfolio

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

March 19, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	7.4%
Energy – Independent	7.4%
Medical & Health Technology & Services	5.9%
Metals & Mining	5.9%
Building	4.6%

Composition including fixed income credit quality (a)(i)
BBB	0.8%
BB	44.7%
B	42.8%
CCC	9.1%
CC	0.2%
D (o)	0.0%
Not Rated	(3.5)%
Non-Fixed Income	0.2%
Cash & Cash Equivalents	1.5%
Other	4.2%

Portfolio facts (i)
Average Duration (d)	3.6
Average Effective Maturity (m)	6.6 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

2

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of January 31, 2018.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2018, shares of the MFS High Yield Pooled Portfolio (“fund”) provided a total return of 6.33%, at net asset value. This compares with a return of 6.60% for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition near the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets appeared to have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop. Bond yields in most developed markets rose moderately late in the period, but still remained low by historical measures, while credit spreads remain narrow.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a sell-off in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional

4

Management Review – continued

policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Factors Affecting Performance

The fund’s slightly greater exposure to poor-performing “D”-rated (r) securities, and lesser exposure to “CCC”-rated securities, detracted from performance relative to the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index. Additionally, positioning along the yield curve (y), most notably, the fund’s short interest rate exposure to the long-end of the yield curve where interest rates declined, also hurt relative returns. During the reporting period, the fund’s cash and/or cash equivalents position was another detractor from relative performance.

In contrast, the fund’s shorter relative duration (d) stance supported relative returns as interest rates generally rose throughout the reporting period. A lesser-exposure to the poor-performing energy sector also helped relative results. Lastly, although strong security selection within the communications sector contributed to relative performance, this was offset by bond selection within capital goods and consumer cyclicals.

Respectfully,

Portfolio Manager(s)

William Adams and David Cole

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: Effective March 1, 2018, Michael Skatrud became a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/18

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 1/31/18

Average annual without sales charge

Fund Inception Date	1-yr	Life (t)
3/25/13	6.33%	5.38%
Comparative benchmark(s)
Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	6.60%	5.50%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the fund inception date through the stated period end. (See Notes to Performance Summary.)

6

Performance Summary – continued

Benchmark Definition(s)

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for the fund for the periods presented. Life returns are presented where the fund has less than 10 years of performance history and represent the average annual total return from the fund inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2017 through January 31, 2018

As a shareholder of the fund, you incur ongoing costs, including fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2017 through January 31, 2018.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 8/01/17	Ending Account Value 1/31/18	Expenses Paid During Period (p) 8/01/17-1/31/18
Actual	0.02%	$1,000.00	$1,016.98	$0.10
Hypothetical (h)	0.02%	$1,000.00	$1,025.10	$0.10

(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

PORTFOLIO OF INVESTMENTS

1/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 95.3%
Issuer	Shares/Par		Value ($)
Aerospace - 1.7%
Dae Funding LLC, 5%, 8/01/2024 (n)		$5,890,000	$5,845,825
KLX, Inc., 5.875%, 12/01/2022 (n)		5,575,000	5,804,969
TransDigm, Inc., 6%, 7/15/2022		875,000	897,969
TransDigm, Inc., 6.5%, 7/15/2024		3,635,000	3,739,506
TransDigm, Inc., 6.375%, 6/15/2026		3,420,000	3,509,775

			$19,798,044
Automotive - 1.3%
Allison Transmission, Inc., 5%, 10/01/2024 (n)		$8,164,000	$8,245,640
IHO Verwaltungs GmbH, 4.75% (4.75% cash or 5.5% PIK) 9/15/2026 (n)(p)		5,765,000	5,822,650
ZF North America Capital, Inc., 4.5%, 4/29/2022 (n)		1,647,000	1,696,410

			$15,764,700
Broadcasting - 3.1%
Liberty Media Corp. - Liberty Formula One, 8.5%, 7/15/2029		$4,160,000	$4,638,400
Liberty Media Corp. - Liberty Formula One, 8.25%, 2/01/2030		1,570,000	1,723,075
Match Group, Inc., 6.375%, 6/01/2024		4,960,000	5,363,000
Meredith Corp., 6.875%, 2/01/2026 (n)		2,805,000	2,871,619
Netflix, Inc., 5.875%, 2/15/2025		5,540,000	5,929,351
Netflix, Inc., 4.375%, 11/15/2026		2,315,000	2,262,195
Netflix, Inc., 3.625%, 5/15/2027	EUR	2,165,000	2,708,492
Netflix, Inc., 4.875%, 4/15/2028 (n)		$1,220,000	1,210,850
Sinclair Television Group Co., 5.125%, 2/15/2027 (n)		4,745,000	4,709,413
WMG Acquisition Corp., 5%, 8/01/2023 (n)		1,535,000	1,573,375
WMG Acquisition Corp., 4.875%, 11/01/2024 (n)		4,625,000	4,717,500

			$37,707,270
Building - 4.2%
ABC Supply Co., Inc., 5.75%, 12/15/2023 (n)		$5,165,000	$5,449,075
Beacon Escrow Corp., 4.875%, 11/01/2025 (n)		3,285,000	3,268,575
Beacon Roofing Supply, Inc., 6.375%, 10/01/2023		4,520,000	4,802,500
Gibraltar Industries, Inc., 6.25%, 2/01/2021		3,675,000	3,730,125
HD Supply, Inc., 5.75%, 4/15/2024 (n)		4,695,000	5,023,650
James Hardie International Finance Ltd., 4.75%, 1/15/2025 (n)		845,000	855,630
James Hardie International Finance Ltd., 5%, 1/15/2028 (n)		3,855,000	3,893,550
New Enterprise Stone & Lime Co., Inc., 10.125%, 4/01/2022 (n)		5,150,000	5,594,188
PriSo Acquisition Corp., 9%, 5/15/2023 (n)		3,680,000	3,896,200
Standard Industries, Inc., 5.375%, 11/15/2024 (n)		4,010,000	4,150,350

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Building - continued
Standard Industries, Inc., 6%, 10/15/2025 (n)	$4,675,000	$4,967,188
Summit Materials LLC/Summit Materials Finance Co., 6.125%, 7/15/2023	4,990,000	5,152,175

		$50,783,206
Business Services - 3.6%
Alliance Data Systems Corp., 5.875%, 11/01/2021 (n)	$5,455,000	$5,605,013
Alliance Data Systems Corp., 5.375%, 8/01/2022 (n)	1,500,000	1,516,500
Ascend Learning LLC, 6.875%, 8/01/2025 (n)	3,495,000	3,617,325
CDK Global, Inc., 4.875%, 6/01/2027 (n)	7,240,000	7,255,276
Equinix, Inc., 5.375%, 1/01/2022	1,455,000	1,507,744
Equinix, Inc., 5.375%, 4/01/2023	2,605,000	2,676,638
Equinix, Inc., 5.75%, 1/01/2025	1,020,000	1,076,100
Equinix, Inc., 5.875%, 1/15/2026	2,810,000	2,985,625
First Data Corp., 5%, 1/15/2024 (n)	8,565,000	8,789,831
MSCI, Inc., 4.75%, 8/01/2026 (n)	4,060,000	4,141,200
Vantiv LLC/Vantiv Issuer Corp., 4.375%, 11/15/2025 (n)	4,600,000	4,565,500

		$43,736,752
Cable TV - 7.3%
Altice Financing S.A., 6.625%, 2/15/2023 (n)	$5,155,000	$5,221,500
Altice Financing S.A., 7.5%, 5/15/2026 (n)	1,735,000	1,802,231
Altice U.S. Finance I Corp., 5.5%, 5/15/2026 (n)	3,635,000	3,716,788
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023 (n)	6,295,000	6,416,966
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024	7,330,000	7,549,900
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025 (n)	1,325,000	1,344,875
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)	4,310,000	4,460,850
CSC Holdings LLC, 5.5%, 4/15/2027 (n)	7,325,000	7,416,563
DISH DBS Corp., 5%, 3/15/2023	2,750,000	2,579,088
DISH DBS Corp., 5.875%, 11/15/2024	2,030,000	1,924,694
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023	2,675,000	2,099,875
Intelsat Jackson Holdings S.A., 8%, 2/15/2024 (n)	1,255,000	1,317,750
Lynx II Corp., 6.375%, 4/15/2023 (n)	2,230,000	2,296,900
Sirius XM Radio, Inc., 4.625%, 5/15/2023 (n)	2,495,000	2,526,188
Sirius XM Radio, Inc., 6%, 7/15/2024 (n)	6,105,000	6,394,988
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)	1,970,000	2,029,100
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)	4,200,000	4,179,000
Unitymedia KabelBW GmbH, 6.125%, 1/15/2025 (n)	5,670,000	5,965,974
Videotron Ltd., 5.375%, 6/15/2024 (n)	1,330,000	1,413,125

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Cable TV - continued
Videotron Ltd., 5.125%, 4/15/2027 (n)	$7,275,000	$7,547,813
Virgin Media Finance PLC, 5.75%, 1/15/2025 (n)	1,230,000	1,240,763
Virgin Media Secured Finance PLC, 5.25%, 1/15/2026 (n)	3,060,000	3,113,550
Ziggo Bond Finance B.V., 5.875%, 1/15/2025 (n)	5,340,000	5,298,295

		$87,856,776
Chemicals - 1.8%
Axalta Coating Systems Co., 4.875%, 8/15/2024 (n)	$4,995,000	$5,157,338
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)	3,978,000	4,206,735
GCP Applied Technologies Co., 9.5%, 2/01/2023 (n)	5,342,000	5,889,555
SPCM S.A., 4.875%, 9/15/2025 (n)	5,970,000	5,984,925

		$21,238,553
Computer Software - 1.5%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 6/15/2026 (n)	$2,545,000	$2,783,211
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/2021 (n)	4,070,000	4,222,625
Nuance Communications Co., 5.625%, 12/15/2026	3,500,000	3,616,900
VeriSign, Inc., 4.625%, 5/01/2023	4,265,000	4,371,625
VeriSign, Inc., 5.25%, 4/01/2025	1,345,000	1,425,700
VeriSign, Inc., 4.75%, 7/15/2027	1,402,000	1,412,515

		$17,832,576
Computer Software - Systems - 2.0%
CDW LLC/CDW Finance Corp., 5.5%, 12/01/2024	$1,970,000	$2,126,369
CDW LLC/CDW Finance Corp., 5%, 9/01/2025	1,565,000	1,590,431
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)	5,215,000	5,482,269
Sabre GLBL, Inc., 5.375%, 4/15/2023 (n)	5,615,000	5,700,910
SS&C Technologies Holdings, Inc., 5.875%, 7/15/2023	4,380,000	4,593,525
Western Digital Corp., 10.5%, 4/01/2024	4,010,000	4,687,690

		$24,181,194
Conglomerates - 3.7%
Amsted Industries Co., 5%, 3/15/2022 (n)	$6,990,000	$7,129,800
EnerSys, 5%, 4/30/2023 (n)	8,595,000	8,949,544
Enpro Industries, Inc., 5.875%, 9/15/2022	5,895,000	6,130,800
Entegris, Inc., 4.625%, 2/10/2026 (n)	5,145,000	5,164,294
Gates Global LLC, 6%, 7/15/2022 (n)	5,510,000	5,627,088
SPX FLOW, Inc., 5.625%, 8/15/2024 (n)	5,205,000	5,400,188
TriMas Corp., 4.875%, 10/15/2025 (n)	5,710,000	5,738,550

		$44,140,264

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Construction - 0.7%
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/2024 (a)(d)(n)	$1,723,000	$286,449
Empresas ICA Sociedad Controladora S.A.B. de C.V., 8.9%, 2/04/2021 (a)(d)	2,120,000	319,841
Mattamy Group Corp., 6.5%, 10/01/2025 (n)	4,295,000	4,525,856
Toll Bros Finance Corp., 4.35%, 2/15/2028	3,175,000	3,143,250

		$8,275,396
Consumer Products - 1.0%
Prestige Brands, Inc., 5.375%, 12/15/2021 (n)	$3,300,000	$3,341,250
Prestige Brands, Inc., 6.375%, 3/01/2024 (n)	2,775,000	2,858,250
Spectrum Brands, Inc., 6.125%, 12/15/2024	470,000	498,200
Spectrum Brands, Inc., 5.75%, 7/15/2025	5,270,000	5,546,675

		$12,244,375
Consumer Services - 1.8%
Interval Acquisition Corp., 5.625%, 4/15/2023	$7,635,000	$7,883,138
Matthews International Corp., 5.25%, 12/01/2025 (n)	4,110,000	4,171,650
Service Corp. International, 4.625%, 12/15/2027	2,500,000	2,478,125
ServiceMaster Co. LLC, 5.125%, 11/15/2024 (n)	2,940,000	2,947,350
West Corp., 8.5%, 10/15/2025 (n)	3,880,000	3,821,800

		$21,302,063
Containers - 4.2%
Berry Global Group, Inc., 5.5%, 5/15/2022	$4,665,000	$4,817,032
Berry Global Group, Inc., 6%, 10/15/2022	3,685,000	3,841,613
Crown American LLC, 4.5%, 1/15/2023	4,027,000	4,117,608
Crown Americas LLC/Crown Americas Capital Corp., 4.75%, 2/01/2026 (n)	1,525,000	1,532,625
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026	3,100,000	3,014,750
Multi-Color Corp., 6.125%, 12/01/2022 (n)	6,067,000	6,309,680
Multi-Color Corp., 4.875%, 11/01/2025 (n)	690,000	692,588
Reynolds Group, 5.75%, 10/15/2020	1,986,671	2,021,438
Reynolds Group, 5.125%, 7/15/2023 (n)	3,445,000	3,537,671
Reynolds Group, 7%, 7/15/2024 (n)	3,310,000	3,521,013
Sealed Air Corp., 4.875%, 12/01/2022 (n)	4,290,000	4,483,050
Sealed Air Corp., 5.125%, 12/01/2024 (n)	1,385,000	1,464,638
Sealed Air Corp., 5.5%, 9/15/2025 (n)	1,150,000	1,239,125
Signode Industrial Group, 6.375%, 5/01/2022 (n)	5,145,000	5,350,800
Silgan Holdings, Inc., 5.5%, 2/01/2022	495,000	504,900
Silgan Holdings, Inc., 4.75%, 3/15/2025	4,020,000	4,110,450

		$50,558,981

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Electrical Equipment - 0.6%
CommScope Holding Company, Inc., 5.5%, 6/15/2024 (n)	$1,475,000	$1,528,469
CommScope Technologies LLC, 5%, 3/15/2027 (n)	5,615,000	5,593,944

		$7,122,413
Electronics - 0.7%
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	$3,185,000	$3,467,669
Sensata Technologies B.V., 5%, 10/01/2025 (n)	4,295,000	4,456,063

		$7,923,732
Energy - Independent - 7.3%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875%, 12/15/2024	$6,190,000	$6,809,000
Continental Resources, Inc., 4.5%, 4/15/2023	8,930,000	9,041,625
CrownRock LP/CrownRock Finance, Inc., 5.625%, 10/15/2025 (n)	5,490,000	5,544,900
Diamondback Energy, Inc., 5.375%, 5/31/2025	6,235,000	6,476,606
Diamondback Energy, Inc., 5.375%, 5/31/2025 (n)	2,105,000	2,186,569
Gulfport Energy Corp., 6%, 10/15/2024	4,370,000	4,402,775
Gulfport Energy Corp., 6.375%, 5/15/2025	2,255,000	2,300,100
Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/2027 (n)	6,415,000	6,591,413
PDC Energy, Inc., 6.125%, 9/15/2024	6,970,000	7,248,800
QEP Resources, Inc., 5.25%, 5/01/2023	6,110,000	6,232,200
QEP Resources, Inc., 5.625%, 3/01/2026	1,845,000	1,881,900
Seven Generations Energy, 6.75%, 5/01/2023 (n)	4,930,000	5,219,638
Seven Generations Energy, 5.375%, 9/30/2025 (n)	2,855,000	2,883,550
SM Energy Co., 6.75%, 9/15/2026	6,855,000	7,146,338
SRC Energy, Inc., 6.25%, 12/01/2025 (n)	3,395,000	3,496,850
Whiting Petroleum Corp., 6.25%, 4/01/2023	5,085,000	5,237,550
WPX Energy, Inc., 6%, 1/15/2022	4,405,000	4,636,263

		$87,336,077
Entertainment - 1.8%
Cedar Fair LP, 5.375%, 6/01/2024	$1,820,000	$1,892,800
Cedar Fair LP, 5.375%, 4/15/2027 (n)	3,065,000	3,195,263
Cinemark USA, Inc., 5.125%, 12/15/2022	2,650,000	2,716,250
Cinemark USA, Inc., 4.875%, 6/01/2023	4,240,000	4,293,000
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	9,065,000	9,189,644

		$21,286,957
Financial Institutions - 2.5%
Aircastle Ltd., 5.125%, 3/15/2021	$1,465,000	$1,536,873
Aircastle Ltd., 5.5%, 2/15/2022	2,665,000	2,829,324
Nationstar Mortgage LLC/Capital Corp., 6.5%, 8/01/2018	3,080,000	3,083,850

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Financial Institutions - continued
Nationstar Mortgage LLC/Capital Corp., 7.875%, 10/01/2020	$4,915,000	$5,037,875
Nationstar Mortgage LLC/Capital Corp., 6.5%, 7/01/2021	1,800,000	1,820,979
Navient Corp., 7.25%, 1/25/2022	3,905,000	4,228,334
Navient Corp., 7.25%, 9/25/2023	2,350,000	2,532,125
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)	8,940,000	8,850,600

		$29,919,960
Food & Beverages - 3.4%
Aramark Services, Inc., 4.75%, 6/01/2026	$4,800,000	$4,830,000
Aramark Services, Inc., 5%, 2/01/2028 (n)	3,085,000	3,146,700
Cott Holdings, Inc., 5.5%, 4/01/2025 (n)	6,265,000	6,382,469
JBS USA Lux S.A./JBS USA Finance, Inc., 5.875%, 7/15/2024 (n)	5,000,000	5,012,500
Lamb Weston Holdings, Inc., 4.625%, 11/01/2024 (n)	3,535,000	3,588,025
Lamb Weston Holdings, Inc., 4.875%, 11/01/2026 (n)	1,695,000	1,728,900
Pilgrim’s Pride Corp., 5.875%, 9/30/2027 (n)	4,230,000	4,240,575
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.875%, 1/15/2024	5,265,000	5,574,635
U.S. Foods Holding Corp., 5.875%, 6/15/2024 (n)	6,035,000	6,291,488

		$40,795,292
Forest & Paper Products - 0.0%
Appvion, Inc., 9%, 6/01/2020 (d)(n)	$2,069,000	$103,450

Gaming & Lodging - 2.8%
CCM Merger, Inc., 6%, 3/15/2022 (n)	$4,805,000	$4,925,125
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	4,355,000	4,681,625
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	680,000	727,600
Hilton Worldwide Finance LLC, 4.625%, 4/01/2025	5,270,000	5,306,258
MGM Resorts International, 6.625%, 12/15/2021	4,270,000	4,659,638
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2021	4,875,000	4,923,750
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2023	2,200,000	2,255,000
Wynn Macau Ltd., 4.875%, 10/01/2024 (n)	2,340,000	2,316,600
Wynn Macau Ltd., 5.5%, 10/01/2027 (n)	3,685,000	3,675,788

		$33,471,384
Industrial - 0.8%
Cleaver Brooks, Inc., 7.875%, 3/01/2023 (n)	$3,865,000	$4,058,250
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)	6,030,000	6,105,375

		$10,163,625
Insurance - 0.3%
AssuredPartners, Inc., 7%, 8/15/2025 (n)	$3,575,000	$3,664,375

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - Health - 0.5%
Centene Corp., 5.625%, 2/15/2021	$2,075,000	$2,133,370
Centene Corp., 6.125%, 2/15/2024	3,210,000	3,410,625

		$5,543,995
Machinery & Tools - 0.4%
Ashtead Capital, Inc., 5.625%, 10/01/2024 (n)	$4,395,000	$4,646,394

Major Banks - 0.5%
UBS Group AG, 6.875% to 8/07/2025, FLR to 12/31/2049	$5,590,000	$6,220,474

Medical & Health Technology & Services - 5.5%
AmSurg Corp., 5.625%, 7/15/2022	$3,820,000	$3,886,850
Community Health Systems, Inc., 6.875%, 2/01/2022	4,125,000	2,933,906
DaVita, Inc., 5.125%, 7/15/2024	1,475,000	1,486,107
DaVita, Inc., 5%, 5/01/2025	3,745,000	3,730,956
HCA, Inc., 7.5%, 2/15/2022	4,450,000	4,995,125
HCA, Inc., 5.875%, 3/15/2022	2,870,000	3,079,869
HCA, Inc., 5%, 3/15/2024	7,340,000	7,642,775
HCA, Inc., 5.375%, 2/01/2025	2,930,000	2,992,263
HealthSouth Corp., 5.125%, 3/15/2023	4,465,000	4,592,476
HealthSouth Corp., 5.75%, 11/01/2024	1,610,000	1,642,200
IQVIA Holdings, Inc., 5%, 10/15/2026 (n)	4,400,000	4,482,500
Polaris, 8.5%, 12/01/2022 (n)	3,485,000	3,628,756
Quorum Health Corp., 11.625%, 4/15/2023	2,860,000	2,945,800
Tenet Healthcare Corp., 8.125%, 4/01/2022	3,565,000	3,678,652
Tenet Healthcare Corp., 6.75%, 6/15/2023	1,385,000	1,364,364
THC Escrow Corp. III, 5.125%, 5/01/2025 (n)	4,245,000	4,186,631
Universal Health Services, Inc., 7.625%, 8/15/2020	4,930,000	4,954,650
West Street Merger Sub, Inc., 6.375%, 9/01/2025 (n)	3,530,000	3,565,300

		$65,789,180
Medical Equipment - 1.1%
Hologic, Inc., 5.25%, 7/15/2022 (n)	$4,090,000	$4,245,420
Teleflex, Inc., 5.25%, 6/15/2024	3,270,000	3,384,450
Teleflex, Inc., 4.875%, 6/01/2026	2,525,000	2,572,344
Teleflex, Inc., 4.625%, 11/15/2027	2,520,000	2,510,550

		$12,712,764
Metals & Mining - 5.8%
First Quantum Minerals Ltd., 7%, 2/15/2021 (n)	$2,750,000	$2,846,250
First Quantum Minerals Ltd., 7.25%, 4/01/2023 (n)	4,400,000	4,658,500
Freeport-McMoRan, Inc., 6.875%, 2/15/2023	8,757,000	9,610,808
Freeport-McMoRan, Inc., 3.875%, 3/15/2023	1,900,000	1,888,125

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Metals & Mining - continued
Freeport-McMoRan, Inc., 5.4%, 11/14/2034	$1,795,000	$1,872,185
GrafTech International Co., 6.375%, 11/15/2020	4,326,000	4,395,216
Kaiser Aluminum Corp., 5.875%, 5/15/2024	5,750,000	6,138,125
Kinross Gold Corp., 4.5%, 7/15/2027 (n)	3,740,000	3,777,400
Kinross Gold Corp., 5.125%, 9/01/2021	1,770,000	1,858,500
Kinross Gold Corp., 5.95%, 3/15/2024	2,340,000	2,571,379
Lundin Mining Corp., 7.875%, 11/01/2022 (n)	2,045,000	2,177,925
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/01/2022 (n)	5,505,000	5,670,150
Novelis Corp., 5.875%, 9/30/2026 (n)	6,915,000	7,126,530
Petra Diamonds U.S. Treasury PLC, 7.25%, 5/01/2022 (n)	3,400,000	3,459,500
Steel Dynamics, Inc., 5.125%, 10/01/2021	1,725,000	1,768,125
Steel Dynamics, Inc., 5.25%, 4/15/2023	720,000	738,900
Steel Dynamics, Inc., 5.5%, 10/01/2024	3,555,000	3,697,200
Steel Dynamics, Inc., 4.125%, 9/15/2025	525,000	519,593
TMS International Corp., 7.25%, 8/15/2025 (n)	4,280,000	4,494,000

		$69,268,411
Midstream - 3.4%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022 (n)	$6,940,000	$7,200,250
DCP Midstream LP, 4.95%, 4/01/2022	2,122,000	2,212,185
DCP Midstream LP, 5.6%, 4/01/2044	2,230,000	2,316,413
DCP Midstream LP, 3.875%, 3/15/2023	3,460,000	3,451,350
Plains All American Pipeline LP, 6.125% to 11/15/2022, FLR to 12/31/2049	979,000	985,119
Tallgrass Energy GP, LP, 5.5%, 1/15/2028 (n)	9,225,000	9,201,938
Targa Resources Partners LP/Targa Resources Finance Corp., 5.125%, 2/01/2025 (z)	2,020,000	2,035,150
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027	9,045,000	9,203,288
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/2023	3,850,000	3,931,813

		$40,537,506
Network & Telecom - 1.3%
CenturyLink, Inc., 7.65%, 3/15/2042	$2,750,000	$2,407,625
Telecom Italia S.p.A., 5.303%, 5/30/2024 (n)	3,915,000	4,135,219
Zayo Group LLC/Zayo Capital, Inc., 6.375%, 5/15/2025	2,895,000	3,036,131
Zayo Group LLC/Zayo Capital, Inc., 5.75%, 1/15/2027 (n)	5,775,000	5,869,133

		$15,448,108
Oil Services - 1.6%
Bristow Group, Inc., 6.25%, 10/15/2022	$4,234,000	$3,577,730
Diamond Offshore Drilling, Inc., 7.875%, 8/15/2025	2,260,000	2,395,600

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Oil Services - continued
Diamond Offshore Drilling, Inc., 5.7%, 10/15/2039	$5,040,000	$4,347,000
Ensco PLC, 7.75%, 2/01/2026	2,815,000	2,799,166
Trinidad Drilling Ltd., 6.625%, 2/15/2025 (n)	5,635,000	5,522,300

		$18,641,796
Pharmaceuticals - 0.8%
Mallinckrodt International Finance S.A., 5.75%, 8/01/2022 (n)	$2,685,000	$2,463,488
Mallinckrodt International Finance S.A., 5.625%, 10/15/2023 (n)	1,375,000	1,175,625
Valeant Pharmaceuticals International, Inc., 5.5%, 3/01/2023 (n)	2,185,000	1,954,898
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/2025 (n)	5,065,000	4,534,188

		$10,128,199
Printing & Publishing - 0.4%
Nielsen Finance LLC, 5%, 4/15/2022 (n)	$5,084,000	$5,166,615

Real Estate - Healthcare - 0.9%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5.25%, 8/01/2026	$5,020,000	$5,170,600
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027	5,495,000	5,441,149

		$10,611,749
Real Estate - Other - 1.8%
CyrusOne LP/CyrusOne Finance Corp., REIT, 5%, 3/15/2024	$6,575,000	$6,706,500
CyrusOne LP/CyrusOne Finance Corp., REIT, 5.375%, 3/15/2027	2,990,000	3,109,600
Felcor Lodging LP, REIT, 5.625%, 3/01/2023	4,335,000	4,443,375
Starwood Property Trust, Inc., REIT, 5%, 12/15/2021	4,880,000	5,084,326
Starwood Property Trust, Inc., REIT, 4.75%, 3/15/2025 (n)	2,095,000	2,068,813

		$21,412,614
Restaurants - 1.1%
Golden Nugget, Inc., 6.75%, 10/15/2024 (n)	$4,170,000	$4,310,738
IRB Holding Corp., 6.75%, 2/15/2026 (n)	2,765,000	2,799,563
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 6/01/2026 (n)	5,595,000	5,706,900

		$12,817,201
Retailers - 1.3%
Dollar Tree, Inc., 5.75%, 3/01/2023	$5,270,000	$5,507,150
Hanesbrands, Inc., 4.625%, 5/15/2024 (n)	1,285,000	1,301,063
Hanesbrands, Inc., 4.875%, 5/15/2026 (n)	4,695,000	4,741,950

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Retailers - continued
Sally Beauty Holdings, Inc., 5.625%, 12/01/2025	$4,350,000	$4,328,250

		$15,878,413
Specialty Chemicals - 1.6%
A Schulman, Inc., 6.875%, 6/01/2023	$6,445,000	$6,799,475
Koppers, Inc., 6%, 2/15/2025 (n)	5,310,000	5,602,050
Univar USA, Inc., 6.75%, 7/15/2023 (n)	6,860,000	7,168,700

		$19,570,225
Specialty Stores - 0.7%
Group 1 Automotive, Inc., 5%, 6/01/2022	$5,735,000	$5,897,301
PetSmart, Inc., 7.125%, 3/15/2023 (n)	3,455,000	2,172,331

		$8,069,632
Supermarkets - 0.4%
Albertsons Cos. LLC/Safeway Co., 6.625%, 6/15/2024	$5,595,000	$5,315,250

Telecommunications - Wireless - 4.5%
Altice Luxembourg S.A., 7.75%, 5/15/2022 (n)	$4,795,000	$4,603,200
Altice Luxembourg S.A., 7.625%, 2/15/2025 (n)	5,955,000	5,463,713
Digicel Group Ltd., 7.125%, 4/01/2022 (n)	1,731,000	1,631,468
Digicel Group Ltd., 6.75%, 3/01/2023 (n)	5,833,000	5,803,835
SBA Communications Corp., 4%, 10/01/2022 (n)	5,700,000	5,614,500
SBA Communications Corp., 4.875%, 9/01/2024	1,395,000	1,388,025
Sprint Corp., 7.875%, 9/15/2023	2,440,000	2,584,375
Sprint Corp., 7.125%, 6/15/2024	8,370,000	8,488,603
Sprint Nextel Corp., 6%, 11/15/2022	6,785,000	6,759,556
T-Mobile USA, Inc., 6.5%, 1/15/2024	2,235,000	2,374,799
T-Mobile USA, Inc., 5.125%, 4/15/2025	2,795,000	2,885,838
T-Mobile USA, Inc., 6.5%, 1/15/2026	3,100,000	3,359,625
T-Mobile USA, Inc., 5.375%, 4/15/2027	2,345,000	2,462,250

		$53,419,787
Telephone Services - 0.6%
Level 3 Financing, Inc., 5.375%, 1/15/2024	$1,900,000	$1,890,500
Level 3 Financing, Inc., 5.375%, 5/01/2025	4,800,000	4,780,800

		$6,671,300
Transportation - Services - 0.5%
Navios Maritime Holding, Inc., 7.375%, 1/15/2022 (n)	$2,805,000	$2,307,113
Navios South American Logistics, Inc., 7.25%, 5/01/2022	1,110,000	1,079,475
Syncreon Group BV/Syncre, 8.625%, 11/01/2021 (n)	3,185,000	2,579,850

		$5,966,438

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - 2.5%
Calpine Corp., 5.5%, 2/01/2024	$3,075,000	$2,921,250
Calpine Corp., 5.75%, 1/15/2025	4,060,000	3,846,850
Calpine Corp., 5.25%, 6/01/2026 (n)	2,875,000	2,821,094
Covanta Holding Corp., 6.375%, 10/01/2022	2,185,000	2,236,894
Covanta Holding Corp., 5.875%, 3/01/2024	3,460,000	3,511,900
Covanta Holding Corp., 5.875%, 7/01/2025	3,035,000	3,088,113
NextEra Energy Operating Co., 4.25%, 9/15/2024 (n)	5,530,000	5,557,650
Pattern Energy Group, Inc., 5.875%, 2/01/2024 (n)	5,710,000	6,009,744

		$29,993,495
Total Bonds (Identified Cost, $1,129,422,195)		$1,141,036,961

Floating Rate Loans (g)(r) - 1.6%
Building - 0.3%
ABC Supply Co., Inc., Term Loan B, 3.88%, 10/31/2023	$3,982,104	$4,009,481

Computer Software - Systems - 0.3%
CDW LLC, Term Loan B, 3.48%, 8/17/2023	$2,256,832	$2,270,937
Sabre GLBL, Inc., Term Loan B, 3.71%, 2/22/2024	1,773,333	1,784,969

		$4,055,906
Conglomerates - 0.2%
Entegris, Inc., Term Loan B, 3.83%, 4/30/2021	$1,696,760	$1,703,123

Consumer Products - 0.1%
Spectrum Brands, Inc., Term Loan B, 3.43%, 6/23/2022	$1,673,131	$1,679,405

Entertainment - 0.2%
Cedar Fair LP, Term Loan B, 3.97%, 4/13/2024	$1,024,367	$1,030,769
Six Flags Theme Parks, Inc., Term Loan B, 3.65%, 6/30/2022	1,791,200	1,804,075

		$2,834,844
Gaming & Lodging - 0.2%
Hilton Worldwide Finance LLC, Term Loan B2, 3.61%, 10/25/2023	$1,753,206	$1,765,917

Medical & Health Technology & Services - 0.3%
DaVita Healthcare Partners, Inc., Term Loan B, 4.43%, 6/24/2021	$3,347,317	$3,386,648
Total Floating Rate Loans (Identified Cost, $19,317,410)		$19,435,324

19

Portfolio of Investments – continued

Common Stocks - 0.2%
Issuer	Shares/Par	Value ($)
Oil Services - 0.2%
LTRI Holdings LP (a)(u) (Identified Cost, $1,188,000)	3,300	$2,935,086

Investment Companies (h) - 1.4%
Money Market Funds - 1.4%
MFS Institutional Money Market Portfolio, 1.44% (v) (Identified Cost, $17,091,198)	17,092,907	$17,091,198

Other Assets, Less Liabilities - 1.5%		17,433,809
Net Assets - 100.0%		$1,197,932,378

(a)	Non-income producing security.
(d)	In default.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $17,091,198 and $1,163,407,371, respectively.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $618,208,725, representing 51.6% of net assets.
(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Targa Resources Partners LP/Targa Resources Finance Corp., 5.125%, 2/01/2025	1/23/18	$2,055,269	$2,035,150
% of Net assets			0.2%

20

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

FLR	Floating rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 1/31/18

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
USD	2,764,485	EUR	2,222,730	Brown Brothers Harriman	3/26/2018	$(4,610)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
Euro-Bund 10 yr	Short	EUR	12	$2,366,196	March - 2018	$26,156
U.S. Treasury Note 10 yr	Short	USD	394	47,901,781	March - 2018	879,120

						$905,276

At January 31, 2018, the fund had cash collateral of $410,257 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

21

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,149,927,605)	$1,163,407,371
Investments in affiliated issuers, at value (identified cost, $17,091,198)	17,091,198
Cash	43,839
Deposits with brokers for futures contracts	410,257
Receivables for
Daily variation margin on open futures contracts	25,975
Investments sold	3,908,120
Fund shares sold	80,617
Interest	17,631,264
Other assets	5,039
Total assets	$1,202,603,680
Liabilities
Payables for
Forward foreign currency exchange contracts	$4,610
Investments purchased	2,804,312
Fund shares reacquired	1,768,233
Payable to affiliates
Administrator	94
Shareholder servicing costs	12
Accrued expenses and other liabilities	94,041
Total liabilities	$4,671,302
Net assets	$1,197,932,378
Net assets consist of
Paid-in capital	$1,237,187,424
Unrealized appreciation (depreciation)	14,380,482
Accumulated net realized gain (loss)	(51,138,781)
Accumulated distributions in excess of net investment income	(2,496,747)
Net assets	$1,197,932,378
Shares of beneficial interest outstanding	128,639,841
Net asset value per share (net assets of $1,197,932,378 / 128,639,841 shares of beneficial interest outstanding)	$9.31

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

22

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$72,820,843
Dividends from affiliated issuers	329,280
Total investment income	$73,150,123
Expenses
Shareholder servicing costs	$44
Administrative services fee	17,500
Custodian fee	133,274
Shareholder communications	6,363
Audit and tax fees	42,882
Legal fees	19,442
Pricing service fees	20,841
Miscellaneous	30,581
Total expenses	$270,927
Fees paid indirectly	(8,739)
Net expenses	$262,188
Net investment income (loss)	$72,887,935
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$15,987,661
Affiliated issuers	(5,417)
Futures contracts	(389,832)
Forward foreign currency exchange contracts	(177,825)
Foreign currency	3,766
Net realized gain (loss)	$15,418,353
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$(7,739,831)
Affiliated issuers	(654)
Futures contracts	905,276
Forward foreign currency exchange contracts	4,810
Translation of assets and liabilities in foreign currencies	(533)
Net unrealized gain (loss)	$(6,830,932)
Net realized and unrealized gain (loss)	$8,587,421
Change in net assets from operations	$81,475,356

See Notes to Financial Statements

23

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	1/31/18	1/31/17
Change in net assets
From operations
Net investment income (loss)	$72,887,935	$89,909,538
Net realized gain (loss)	15,418,353	(39,199,293)
Net unrealized gain (loss)	(6,830,932)	184,016,060
Change in net assets from operations	$81,475,356	$234,726,305
Distributions declared to shareholders
From net investment income	$(75,880,650)	$(93,907,378)
Change in net assets from fund share transactions	$(229,459,345)	$(69,688,168)
Total change in net assets	$(223,864,639)	$71,130,759
Net assets
At beginning of period	1,421,797,017	1,350,666,258
At end of period (including accumulated distributions in excess of net investment income of $2,496,747 and $961,023, respectively)	$1,197,932,378	$1,421,797,017

See Notes to Financial Statements

24

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
	1/31/18	1/31/17	1/31/16	1/31/15	1/31/14 (c)
Net asset value, beginning of period	$9.28	$8.41	$9.47	$9.85	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.53	$0.56	$0.57	$0.61	$0.55
Net realized and unrealized gain (loss)	0.05	0.90	(1.03)	(0.29)	(0.04)
Total from investment operations	$0.58	$1.46	$(0.46)	$0.32	$0.51
Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.59)	$(0.59)	$(0.63)	$(0.59)
From net realized gain	—	—	(0.01)	(0.07)	(0.07)
Total distributions declared to shareholders	$(0.55)	$(0.59)	$(0.60)	$(0.70)	$(0.66)
Net asset value, end of period (x)	$9.31	$9.28	$8.41	$9.47	$9.85
Total return (%) (r)(s)(x)	6.33	17.77	(5.23)	3.28	5.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.02	0.02	0.02	0.03	0.02	(a)
Expenses after expense reductions (f)	N/A	N/A	N/A	0.03	0.02	(a)
Net investment income (loss)	5.63	6.28	6.19	6.18	6.54	(a)
Portfolio turnover	46	44	33	43	42	(n)
Net assets at end of period (000 omitted)	$1,197,932	$1,421,797	$1,350,666	$1,337,532	$1,113,709

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, March 25, 2013, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Yield Pooled Portfolio (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. This fund is available only to certain U.S. registered investment companies managed by MFS. MFS does not receive a management fee from this fund.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industry, political, regulatory, geopolitical, and other conditions.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years.

26

Notes to Financial Statements – continued

Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s

27

Notes to Financial Statements – continued

valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

28

Notes to Financial Statements – continued

such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$—	$—	$2,935,086	$2,935,086
U.S. Corporate Bonds	—	956,738,709	—	956,738,709
Foreign Bonds	—	184,298,252	—	184,298,252
Floating Rate Loans	—	19,435,324	—	19,435,324
Mutual Funds	17,091,198	—	—	17,091,198
Total	$17,091,198	$1,160,472,285	$2,935,086	$1,180,498,569

Other Financial Instruments
Futures Contracts – Assets	$905,276	$—	$—	$905,276
Forward Foreign Currency Exchange Contracts – Liabilities	—	(4,610)	—	(4,610)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 1/31/17	$—
Received as part of a corporate action	2,935,086
Balance as of 1/31/18	$2,935,086

At January 31, 2018, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

29

Notes to Financial Statements – continued

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2018 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$905,276	$—
Foreign Exchange	Forward Foreign Currency Exchange	—	(4,610)
Total		$905,276	$(4,610)

(a)	Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(389,832)	$—
Foreign Exchange	—	(177,825)
Total	$(389,832)	$(177,825)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$905,276	$—
Foreign Exchange	—	4,810
Total	$905,276	$4,810

30

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less

31

Notes to Financial Statements – continued

counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

32

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2018, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items

33

Notes to Financial Statements – continued

of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 1/31/18	Year ended 1/31/17
Ordinary income (including any short-term capital gains)	$75,880,650	$93,907,378

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/18
Cost of investments	$1,171,602,479
Gross appreciation	24,643,606
Gross depreciation	(14,846,850)
Net unrealized appreciation (depreciation)	$9,796,756
Undistributed ordinary income	3,966,636
Capital loss carryforwards	(47,343,719)
Other temporary differences	(5,674,719)

As of January 31, 2018, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(3,966,793)
Long-Term	(43,376,926)
Total	$(47,343,719)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from MFS funds that invest in the fund.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended January 31, 2018, these costs amounted to $44. The fund may also pay shareholder servicing related costs to non-related parties.

34

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500. The administrative services fee incurred for the year ended January 31, 2018 was equivalent to an annual effective rate of 0.0014% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund may pay compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC. The independent Trustees do not currently receive compensation from the fund.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended January 31, 2018, the fee paid by the fund under this agreement was $2,333 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended January 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $572,592,854 and $818,859,197, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/18		Year ended 1/31/17
	Shares	Amount	Shares	Amount
Shares sold	10,158,880	$94,970,838	16,824,911	$150,909,641
Shares issued to shareholders in reinvestment of distributions	8,095,660	75,880,650	10,438,896	93,907,378
Shares reacquired	(42,753,651)	(400,310,833)	(34,707,692)	(314,505,187)
Net change	(24,499,111)	$(229,459,345)	(7,443,885)	$(69,688,168)

The fund is an MFS Pooled Portfolio, which is designed to be used by certain MFS funds to invest in a particular security type rather than invest in the security type directly. The

35

Notes to Financial Statements – continued

fund is solely invested in by other MFS funds for the purpose of gaining exposure to high income debt instruments, rather than investing in high income debt instruments directly. The MFS funds do not invest in this fund for the purpose of exercising management or control. At the end of the period, the MFS Diversified Income Fund, the MFS Global High Yield Fund, the MFS Strategic Income Fund, and the MFS Strategic Income Portfolio were the owners of record of approximately 72%, 21%, 6%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2018, the fund’s commitment fee and interest expense were $9,255 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		26,194,325	459,334,825	(468,436,243)	17,092,907

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(5,417)	$(654)	$—	$329,280	$17,091,198

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Yield Pooled Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS High Yield Pooled Portfolio (the “Fund”), including the portfolio of investments, as of January 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2018, by

37

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 19, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

38

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A
Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

42

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
William Adams David Cole

43

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html.

44

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019.

45

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

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CONTACT

WEB SITE

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ACCOUNT SERVICE AND LITERATURE

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MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

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OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

January 31, 2018

MFS® High Income Fund

MFH-ANN

MFS® High Income Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

March 19, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Energy – Independent	7.4%
Cable TV	7.3%
Metals & Mining	5.9%
Medical & Health Technology & Services	5.8%
Building	4.6%

Composition including fixed income credit quality (a)(i)
BBB	0.7%
BB	44.5%
B	42.4%
CCC	9.2%
CC	0.2%
C (o)	0.0%
D (o)	0.0%
Not Rated	(3.5)%
Non-Fixed Income	0.2%
Cash & Cash Equivalents	2.1%
Other	4.2%

Portfolio facts (i)
Average Duration (d)	3.6
Average Effective Maturity (m)	6.6 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

2

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of January 31, 2018.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2018, Class A shares of the MFS High Income Fund (“fund”) provided a total return of 5.47%, at net asset value. This compares with a return of 6.60% for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition near the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets appeared to have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop. Bond yields in most developed markets rose moderately late in the period, but still remained low by historical measures, while credit spreads remain narrow.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a sell-off in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

4

Management Review – continued

Detractors from Performance

Relative to the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, the fund’s lesser exposure to “CCC”-rated (r) securities, and a slightly greater exposure to “D”-rated securities, particularly following the downgrade of specialty coated papers manufacturer Appvion, held back relative performance. Challenging security selection in “B”-rated bonds, particularly within the capital goods sector, and security selection within the consumer cyclicals sector also held back relative results. The fund’s positioning along the yield curve (y), most notably its short interest rate exposure to the long end of the yield curve where interest rates declined, further detracted from relative returns.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance.

Contributors to Performance

Security selection in both the communications sector and within “CCC”-rated bonds, specifically within the basic industry sector, contributed to relative results. The fund’s lesser exposure to the energy sector further benefited relative results. A shorter relative duration (d) stance was another factor which supported relative returns as interest rates generally rose throughout the reporting period.

Respectfully,

Portfolio Manager(s)

William Adams and David Cole

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: Effective March 1, 2018, Michael Skatrud became a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 1/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/17/78	5.47%	4.55%	6.35%	N/A
B	9/27/93	4.39%	3.77%	5.54%	N/A
C	1/03/94	4.39%	3.71%	5.51%	N/A
I	1/02/97	5.43%	4.81%	6.59%	N/A
R1	4/01/05	4.39%	3.77%	5.53%	N/A
R2	10/31/03	4.91%	4.23%	6.06%	N/A
R3	4/01/05	5.17%	4.49%	6.32%	N/A
R4	4/01/05	5.43%	4.75%	6.59%	N/A
R6	6/01/12	5.54%	4.84%	N/A	6.15%
529A	7/31/02	5.13%	4.46%	6.25%	N/A
529B	7/31/02	4.34%	3.66%	5.46%	N/A
529C	7/31/02	4.34%	3.72%	5.46%	N/A
Comparative benchmark(s)
Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		6.60%	5.63%	8.32%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.25%)		0.99%	3.65%	5.89%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		0.39%	3.44%	5.54%	N/A
C With CDSC (1% for 12 months) (v)		3.39%	3.71%	5.51%	N/A
529A With Initial Sales Charge (4.25%)		0.66%	3.55%	5.79%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		0.34%	3.33%	5.46%	N/A
529C With CDSC (1% for 12 months) (v)		3.34%	3.72%	5.46%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition(s)

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2017 through January 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2017 through January 31, 2018.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/17	Ending Account Value 1/31/18	Expenses Paid During Period (p) 8/01/17-1/31/18
A	Actual	0.95%	$1,000.00	$1,012.32	$4.82
	Hypothetical (h)	0.95%	$1,000.00	$1,020.42	$4.84
B	Actual	1.71%	$1,000.00	$1,008.54	$8.66
	Hypothetical (h)	1.71%	$1,000.00	$1,016.59	$8.69
C	Actual	1.71%	$1,000.00	$1,008.55	$8.66
	Hypothetical (h)	1.71%	$1,000.00	$1,016.59	$8.69
I	Actual	0.71%	$1,000.00	$1,013.55	$3.60
	Hypothetical (h)	0.71%	$1,000.00	$1,021.63	$3.62
R1	Actual	1.71%	$1,000.00	$1,008.56	$8.66
	Hypothetical (h)	1.71%	$1,000.00	$1,016.59	$8.69
R2	Actual	1.21%	$1,000.00	$1,011.03	$6.13
	Hypothetical (h)	1.21%	$1,000.00	$1,019.11	$6.16
R3	Actual	0.96%	$1,000.00	$1,012.30	$4.87
	Hypothetical (h)	0.96%	$1,000.00	$1,020.37	$4.89
R4	Actual	0.71%	$1,000.00	$1,013.56	$3.60
	Hypothetical (h)	0.71%	$1,000.00	$1,021.63	$3.62
R6	Actual	0.59%	$1,000.00	$1,014.15	$3.00
	Hypothetical (h)	0.59%	$1,000.00	$1,022.23	$3.01
529A	Actual	1.00%	$1,000.00	$1,012.11	$5.07
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
529B	Actual	1.76%	$1,000.00	$1,008.28	$8.91
	Hypothetical (h)	1.76%	$1,000.00	$1,016.33	$8.94
529C	Actual	1.76%	$1,000.00	$1,008.29	$8.91
	Hypothetical (h)	1.76%	$1,000.00	$1,016.33	$8.94

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A and Class 529A shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

1/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 94.8%
Issuer	Shares/Par		Value ($)
Aerospace - 1.7%
Dae Funding LLC, 5%, 8/01/2024 (n)		$7,810,000	$7,751,425
KLX, Inc., 5.875%, 12/01/2022 (n)		7,365,000	7,668,806
TransDigm, Inc., 6%, 7/15/2022		1,845,000	1,893,394
TransDigm, Inc., 6.5%, 7/15/2024		4,015,000	4,130,431
TransDigm, Inc., 6.375%, 6/15/2026		4,610,000	4,731,013

			$26,175,069
Asset-Backed & Securitized - 0.0%
CW Capital Cobalt Commercial Mortgage Trust, CDO,“F”, FLR, 3.05%, (0% cash or 3.05% PIK), (LIBOR-3mo. + 1.3%), 4/26/2050 (a)(p)(z)		$707,326	$419
CW Capital Cobalt Commercial Mortgage Trust, CDO, “G”, FLR, 3.25%, (0% cash or 3.25% PIK), (LIBOR-3mo. + 1.5%), 4/26/2050 (a)(p)(z)		2,228,381	218
Lehman Brothers Commercial Conduit Mortgage Trust, 1.121%, 2/18/2030 (i)		218,182	2
Morgan Stanley Capital I, Inc., 1.493%, 4/28/2039 (i)(z)		1,685,312	11,775

			$12,414
Automotive - 1.3%
Allison Transmission, Inc., 5%, 10/01/2024 (n)		$10,828,000	$10,936,280
IHO Verwaltungs GmbH, 4.75% (4.75% cash or 5.5% PIK) 9/15/2026 (n)(p)		7,240,000	7,312,400
ZF North America Capital, Inc., 4.5%, 4/29/2022 (n)		2,420,000	2,492,600

			$20,741,280
Broadcasting - 3.1%
Liberty Media Corp. - Liberty Formula One, 8.5%, 7/15/2029		$5,450,000	$6,076,750
Liberty Media Corp. - Liberty Formula One, 8.25%, 2/01/2030		1,490,000	1,635,275
Match Group, Inc., 6.375%, 6/01/2024		6,560,000	7,093,000
Meredith Corp., 6.875%, 2/01/2026 (n)		3,665,000	3,752,044
Netflix, Inc., 5.875%, 2/15/2025		7,625,000	8,160,885
Netflix, Inc., 4.375%, 11/15/2026		2,735,000	2,672,615
Netflix, Inc., 3.625%, 5/15/2027	EUR	2,835,000	3,546,685
Netflix, Inc., 4.875%, 4/15/2028 (n)		$1,600,000	1,588,000
Sinclair Television Group Co., 5.125%, 2/15/2027 (n)		6,210,000	6,163,425
WMG Acquisition Corp., 5%, 8/01/2023 (n)		1,780,000	1,824,500
WMG Acquisition Corp., 4.875%, 11/01/2024 (n)		6,050,000	6,171,000

			$48,684,179

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Building - 4.2%
ABC Supply Co., Inc., 5.75%, 12/15/2023 (n)	$6,775,000	$7,147,625
Beacon Escrow Corp., 4.875%, 11/01/2025 (n)	3,930,000	3,910,350
Beacon Roofing Supply, Inc., 6.375%, 10/01/2023	6,270,000	6,661,875
Gibraltar Industries, Inc., 6.25%, 2/01/2021	4,755,000	4,826,325
HD Supply, Inc., 5.75%, 4/15/2024 (n)	6,200,000	6,634,000
James Hardie International Finance Ltd., 4.75%, 1/15/2025 (n)	1,115,000	1,129,027
James Hardie International Finance Ltd., 5%, 1/15/2028 (n)	5,035,000	5,085,350
New Enterprise Stone & Lime Co., Inc., 10.125%, 4/01/2022 (n)	6,825,000	7,413,656
PriSo Acquisition Corp., 9%, 5/15/2023 (n)	4,860,000	5,145,525
Standard Industries, Inc., 5.375%, 11/15/2024 (n)	5,370,000	5,557,950
Standard Industries, Inc., 6%, 10/15/2025 (n)	5,745,000	6,104,063
Summit Materials LLC/Summit Materials Finance Co., 6.125%, 7/15/2023	6,535,000	6,747,388

		$66,363,134
Business Services - 3.7%
Alliance Data Systems Corp., 5.875%, 11/01/2021 (n)	$6,170,000	$6,339,675
Alliance Data Systems Corp., 5.375%, 8/01/2022 (n)	2,975,000	3,007,725
Ascend Learning LLC, 6.875%, 8/01/2025 (n)	4,465,000	4,621,275
CDK Global, Inc., 4.875%, 6/01/2027 (n)	9,680,000	9,700,425
Equinix, Inc., 5.375%, 1/01/2022	1,620,000	1,678,725
Equinix, Inc., 5.375%, 4/01/2023	3,135,000	3,221,213
Equinix, Inc., 5.75%, 1/01/2025	2,025,000	2,136,375
Equinix, Inc., 5.875%, 1/15/2026	3,720,000	3,952,500
First Data Corp., 5%, 1/15/2024 (n)	11,220,000	11,514,525
MSCI, Inc., 4.75%, 8/01/2026 (n)	5,365,000	5,472,300
Vantiv LLC/Vantiv Issuer Corp., 4.375%, 11/15/2025 (n)	6,045,000	5,999,663

		$57,644,401
Cable TV - 7.2%
Altice Financing S.A., 6.625%, 2/15/2023 (n)	$6,725,000	$6,811,753
Altice Financing S.A., 7.5%, 5/15/2026 (n)	2,260,000	2,347,575
Altice U.S. Finance I Corp., 5.5%, 5/15/2026 (n)	4,745,000	4,851,763
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 9/30/2022	500,000	511,875
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023 (n)	7,970,000	8,124,419
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024	9,635,000	9,924,050
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025 (n)	1,685,000	1,710,275
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)	5,490,000	5,682,150
CSC Holdings LLC, 5.5%, 4/15/2027 (n)	9,315,000	9,431,438

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Cable TV - continued
DISH DBS Corp., 5%, 3/15/2023	$2,975,000	$2,790,104
DISH DBS Corp., 5.875%, 11/15/2024	2,670,000	2,531,494
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023	4,050,000	3,179,250
Intelsat Jackson Holdings S.A., 8%, 2/15/2024 (n)	1,215,000	1,275,750
Lynx II Corp., 6.375%, 4/15/2023 (n)	2,635,000	2,714,050
Sirius XM Radio, Inc., 4.625%, 5/15/2023 (n)	2,750,000	2,784,375
Sirius XM Radio, Inc., 6%, 7/15/2024 (n)	8,125,000	8,510,938
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)	2,785,000	2,868,550
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)	5,600,000	5,572,000
Unitymedia KabelBW GmbH, 6.125%, 1/15/2025 (n)	7,195,000	7,570,579
Videotron Ltd., 5.375%, 6/15/2024 (n)	1,535,000	1,630,938
Videotron Ltd., 5.125%, 4/15/2027 (n)	9,755,000	10,120,813
Virgin Media Finance PLC, 5.75%, 1/15/2025 (n)	1,125,000	1,134,844
Virgin Media Secured Finance PLC, 5.25%, 1/15/2026 (n)	4,450,000	4,527,875
Ziggo Bond Finance B.V., 5.875%, 1/15/2025 (n)	7,210,000	7,153,690

		$113,760,548
Chemicals - 1.7%
Axalta Coating Systems Co., 4.875%, 8/15/2024 (n)	$6,320,000	$6,525,400
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)	4,769,000	5,043,218
GCP Applied Technologies Co., 9.5%, 2/01/2023 (n)	7,203,000	7,941,308
SPCM S.A., 4.875%, 9/15/2025 (n)	7,915,000	7,934,788

		$27,444,714
Computer Software - 1.5%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 6/15/2026 (n)	$3,320,000	$3,630,751
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/2021 (n)	5,440,000	5,644,000
Nuance Communications Co., 5.625%, 12/15/2026	4,360,000	4,505,624
VeriSign, Inc., 4.625%, 5/01/2023	5,800,000	5,945,000
VeriSign, Inc., 5.25%, 4/01/2025	1,950,000	2,067,000
VeriSign, Inc., 4.75%, 7/15/2027	1,735,000	1,748,013

		$23,540,388
Computer Software - Systems - 2.0%
CDW LLC/CDW Finance Corp., 5.5%, 12/01/2024	$2,940,000	$3,173,363
CDW LLC/CDW Finance Corp., 5%, 9/01/2025	2,190,000	2,225,588
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)	7,075,000	7,437,594
Sabre GLBL, Inc., 5.375%, 4/15/2023 (n)	7,285,000	7,396,461
SS&C Technologies Holdings, Inc., 5.875%, 7/15/2023	5,335,000	5,595,081
Western Digital Corp., 10.5%, 4/01/2024	5,390,000	6,300,910

		$32,128,997

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Conglomerates - 3.6%
Amsted Industries Co., 5%, 3/15/2022 (n)	$9,170,000	$9,353,400
EnerSys, 5%, 4/30/2023 (n)	11,335,000	11,802,569
Enpro Industries, Inc., 5.875%, 9/15/2022	7,410,000	7,706,400
Entegris, Inc., 4.625%, 2/10/2026 (n)	6,780,000	6,805,425
Gates Global LLC, 6%, 7/15/2022 (n)	6,945,000	7,092,581
SPX FLOW, Inc., 5.625%, 8/15/2024 (n)	7,005,000	7,267,688
TriMas Corp., 4.875%, 10/15/2025 (n)	7,470,000	7,507,350

		$57,535,413
Construction - 0.7%
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/2024 (a)(d)(n)	$1,546,000	$257,023
Empresas ICA Sociedad Controladora S.A.B. de C.V., 8.9%, 2/04/2021 (a)(d)	2,555,000	385,469
Mattamy Group Corp., 6.5%, 10/01/2025 (n)	5,690,000	5,995,838
Toll Bros Finance Corp., 4.35%, 2/15/2028	4,155,000	4,113,450

		$10,751,780
Consumer Products - 1.1%
Prestige Brands, Inc., 5.375%, 12/15/2021 (n)	$4,920,000	$4,981,500
Prestige Brands, Inc., 6.375%, 3/01/2024 (n)	3,670,000	3,780,100
Spectrum Brands, Inc., 6.125%, 12/15/2024	710,000	752,600
Spectrum Brands, Inc., 5.75%, 7/15/2025	6,980,000	7,346,450

		$16,860,650
Consumer Services - 1.8%
Interval Acquisition Corp., 5.625%, 4/15/2023	$9,860,000	$10,180,450
Matthews International Corp., 5.25%, 12/01/2025 (n)	5,390,000	5,470,850
Service Corp. International, 4.625%, 12/15/2027	3,275,000	3,246,344
ServiceMaster Co. LLC, 5.125%, 11/15/2024 (n)	3,855,000	3,864,638
West Corp., 8.5%, 10/15/2025 (n)	5,095,000	5,018,575

		$27,780,857
Containers - 4.2%
Berry Global Group, Inc., 5.5%, 5/15/2022	$5,470,000	$5,648,267
Berry Global Group, Inc., 6%, 10/15/2022	4,140,000	4,315,950
Berry Global Group, Inc., 5.125%, 7/15/2023	1,400,000	1,452,500
Crown American LLC, 4.5%, 1/15/2023	5,430,000	5,552,175
Crown Americas LLC/Crown Americas Capital Corp., 4.75%, 2/01/2026 (n)	1,995,000	2,004,975
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026	3,805,000	3,700,363
Multi-Color Corp., 6.125%, 12/01/2022 (n)	7,761,000	8,071,440
Multi-Color Corp., 4.875%, 11/01/2025 (n)	1,065,000	1,068,994
Reynolds Group, 5.75%, 10/15/2020	2,674,737	2,721,545

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Containers - continued
Reynolds Group, 5.125%, 7/15/2023 (n)	$4,330,000	$4,446,477
Reynolds Group, 7%, 7/15/2024 (n)	4,570,000	4,861,338
Sealed Air Corp., 4.875%, 12/01/2022 (n)	6,300,000	6,583,500
Sealed Air Corp., 5.125%, 12/01/2024 (n)	1,355,000	1,432,913
Sealed Air Corp., 5.5%, 9/15/2025 (n)	1,445,000	1,556,988
Signode Industrial Group, 6.375%, 5/01/2022 (n)	6,790,000	7,061,600
Silgan Holdings, Inc., 5.5%, 2/01/2022	615,000	627,300
Silgan Holdings, Inc., 4.75%, 3/15/2025	5,270,000	5,388,575

		$66,494,900
Electrical Equipment - 0.6%
CommScope Holding Company, Inc., 5.5%, 6/15/2024 (n)	$1,705,000	$1,766,806
CommScope Technologies LLC, 5%, 3/15/2027 (n)	7,705,000	7,676,106

		$9,442,912
Electronics - 0.7%
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	$3,945,000	$4,295,119
Sensata Technologies B.V., 5%, 10/01/2025 (n)	6,065,000	6,292,438

		$10,587,557
Energy - Independent - 7.3%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875%, 12/15/2024	$8,280,000	$9,108,000
Continental Resources, Inc., 4.5%, 4/15/2023	11,715,000	11,861,438
CrownRock LP/CrownRock Finance, Inc., 5.625%, 10/15/2025 (n)	7,210,000	7,282,100
Diamondback Energy, Inc., 5.375%, 5/31/2025 (n)	2,760,000	2,866,950
Diamondback Energy, Inc., 5.375%, 5/31/2025	8,170,000	8,486,588
Gulfport Energy Corp., 6%, 10/15/2024	5,465,000	5,505,988
Gulfport Energy Corp., 6.375%, 5/15/2025	3,355,000	3,422,100
Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/2027 (n)	8,265,000	8,492,288
PDC Energy, Inc., 6.125%, 9/15/2024	9,205,000	9,573,200
QEP Resources, Inc., 5.25%, 5/01/2023	8,230,000	8,394,600
QEP Resources, Inc., 5.625%, 3/01/2026	2,435,000	2,483,700
Seven Generations Energy, 6.75%, 5/01/2023 (n)	6,585,000	6,971,869
Seven Generations Energy, 5.375%, 9/30/2025 (n)	3,880,000	3,918,800
SM Energy Co., 6.75%, 9/15/2026	8,790,000	9,163,575
SRC Energy, Inc., 6.25%, 12/01/2025 (n)	4,430,000	4,562,900
Whiting Petroleum Corp., 6.25%, 4/01/2023	6,250,000	6,437,500
WPX Energy, Inc., 6%, 1/15/2022	5,770,000	6,072,925

		$114,604,521
Entertainment - 1.8%
Cedar Fair LP, 5.375%, 6/01/2024	$2,455,000	$2,553,200
Cedar Fair LP, 5.375%, 4/15/2027 (n)	3,705,000	3,862,463

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Entertainment - continued
Cinemark USA, Inc., 5.125%, 12/15/2022	$3,830,000	$3,925,750
Cinemark USA, Inc., 4.875%, 6/01/2023	5,350,000	5,416,875
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	12,415,000	12,585,706

		$28,343,994
Financial Institutions - 2.5%
Aircastle Ltd., 5.125%, 3/15/2021	$1,050,000	$1,101,513
Aircastle Ltd., 5.5%, 2/15/2022	4,465,000	4,740,312
Nationstar Mortgage LLC/Capital Corp., 6.5%, 8/01/2018	3,450,000	3,454,313
Nationstar Mortgage LLC/Capital Corp., 7.875%, 10/01/2020	7,280,000	7,462,000
Nationstar Mortgage LLC/Capital Corp., 6.5%, 7/01/2021	2,230,000	2,255,991
Navient Corp., 7.25%, 1/25/2022	6,075,000	6,578,010
Navient Corp., 7.25%, 9/25/2023	2,395,000	2,580,613
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)	11,655,000	11,538,450

		$39,711,202
Food & Beverages - 3.4%
Aramark Services, Inc., 4.75%, 6/01/2026	$6,440,000	$6,480,250
Aramark Services, Inc., 5%, 2/01/2028 (n)	4,040,000	4,120,800
Cott Holdings, Inc., 5.5%, 4/01/2025 (n)	7,775,000	7,920,781
JBS USA Lux S.A./JBS USA Finance, Inc., 5.875%, 7/15/2024 (n)	6,875,000	6,892,188
Lamb Weston Holdings, Inc., 4.625%, 11/01/2024 (n)	4,555,000	4,623,325
Lamb Weston Holdings, Inc., 4.875%, 11/01/2026 (n)	2,420,000	2,468,400
Pilgrim’s Pride Corp., 5.875%, 9/30/2027 (n)	5,365,000	5,378,413
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.875%, 1/15/2024	7,100,000	7,517,551
U.S. Foods Holding Corp., 5.875%, 6/15/2024 (n)	7,405,000	7,719,713

		$53,121,421
Forest & Paper Products - 0.0%
Appvion, Inc., 9%, 6/01/2020 (d)(n)	$2,155,000	$107,750

Gaming & Lodging - 2.8%
CCM Merger, Inc., 6%, 3/15/2022 (n)	$5,755,000	$5,898,875
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	5,905,000	6,347,875
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	730,000	781,100
Hilton Worldwide Finance LLC, 4.625%, 4/01/2025	7,020,000	7,068,298
MGM Resorts International, 6.625%, 12/15/2021	5,660,000	6,176,475
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2021	6,215,000	6,277,150
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2023	3,270,000	3,351,750
Wynn Macau Ltd., 4.875%, 10/01/2024 (n)	2,925,000	2,895,750
Wynn Macau Ltd., 5.5%, 10/01/2027 (n)	4,865,000	4,852,838

		$43,650,111

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Industrial - 0.8%
Cleaver Brooks, Inc., 7.875%, 3/01/2023 (n)	$5,090,000	$5,344,500
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)	7,980,000	8,079,750

		$13,424,250
Insurance - 0.3%
AssuredPartners, Inc., 7%, 8/15/2025 (n)	$4,690,000	$4,807,250

Insurance - Health - 0.5%
Centene Corp., 5.625%, 2/15/2021	$2,805,000	$2,883,905
Centene Corp., 6.125%, 2/15/2024	4,440,000	4,717,500

		$7,601,405
Machinery & Tools - 0.4%
Ashtead Capital, Inc., 5.625%, 10/01/2024 (n)	$5,925,000	$6,263,910

Major Banks - 0.5%
UBS Group AG, 6.875% to 8/07/2025, FLR to 12/29/2049	$7,030,000	$7,822,886

Medical & Health Technology & Services - 5.4%
AmSurg Corp., 5.625%, 7/15/2022	$4,775,000	$4,858,563
Community Health Systems, Inc., 6.875%, 2/01/2022	5,470,000	3,890,538
DaVita, Inc., 5.125%, 7/15/2024	1,645,000	1,657,387
DaVita, Inc., 5%, 5/01/2025	4,955,000	4,936,419
HCA, Inc., 7.5%, 2/15/2022	6,000,000	6,735,000
HCA, Inc., 5.875%, 3/15/2022	3,960,000	4,249,575
HCA, Inc., 5%, 3/15/2024	8,460,000	8,808,975
HCA, Inc., 5.375%, 2/01/2025	4,380,000	4,473,075
HealthSouth Corp., 5.125%, 3/15/2023	5,855,000	6,022,160
HealthSouth Corp., 5.75%, 11/01/2024	2,105,000	2,147,100
IQVIA Holdings, Inc., 5%, 10/15/2026 (n)	5,965,000	6,076,844
Polaris, 8.5%, 12/01/2022 (n)	4,585,000	4,774,131
Quorum Health Corp., 11.625%, 4/15/2023	3,785,000	3,898,550
Tenet Healthcare Corp., 8.125%, 4/01/2022	4,710,000	4,860,155
Tenet Healthcare Corp., 6.75%, 6/15/2023	1,815,000	1,787,957
THC Escrow Corp. III, 5.125%, 5/01/2025 (n)	5,255,000	5,182,744
Universal Health Services, Inc., 7.625%, 8/15/2020	6,665,000	6,698,325
West Street Merger Sub, Inc., 6.375%, 9/01/2025 (n)	4,830,000	4,878,300

		$85,935,798
Medical Equipment - 1.1%
Hologic, Inc., 5.25%, 7/15/2022 (n)	$5,230,000	$5,428,740
Teleflex, Inc., 5.25%, 6/15/2024	5,285,000	5,469,975
Teleflex, Inc., 4.875%, 6/01/2026	2,535,000	2,582,531

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical Equipment - continued
Teleflex, Inc., 4.625%, 11/15/2027	$3,330,000	$3,317,513

		$16,798,759
Metals & Mining - 5.8%
First Quantum Minerals Ltd., 7%, 2/15/2021 (n)	$3,565,000	$3,689,775
First Quantum Minerals Ltd., 7.25%, 4/01/2023 (n)	5,865,000	6,209,569
Freeport-McMoRan, Inc., 6.875%, 2/15/2023	11,451,000	12,567,473
Freeport-McMoRan, Inc., 3.875%, 3/15/2023	2,725,000	2,707,969
Freeport-McMoRan, Inc., 5.4%, 11/14/2034	2,580,000	2,690,940
GrafTech International Co., 6.375%, 11/15/2020	5,685,000	5,775,960
Kaiser Aluminum Corp., 5.875%, 5/15/2024	7,785,000	8,310,488
Kinross Gold Corp., 4.5%, 7/15/2027 (n)	4,620,000	4,666,200
Kinross Gold Corp., 5.125%, 9/01/2021	2,085,000	2,189,250
Kinross Gold Corp., 5.95%, 3/15/2024	3,695,000	4,060,362
Lundin Mining Corp., 7.875%, 11/01/2022 (n)	2,870,000	3,056,550
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/01/2022 (n)	7,270,000	7,488,100
Novelis Corp., 5.875%, 9/30/2026 (n)	9,065,000	9,342,298
Petra Diamonds U.S. Treasury PLC, 7.25%, 5/01/2022 (n)	4,445,000	4,522,788
Steel Dynamics, Inc., 5.125%, 10/01/2021	1,670,000	1,711,750
Steel Dynamics, Inc., 5.25%, 4/15/2023	2,110,000	2,165,388
Steel Dynamics, Inc., 5.5%, 10/01/2024	4,330,000	4,503,200
Steel Dynamics, Inc., 4.125%, 9/15/2025	655,000	648,254
TMS International Corp., 7.25%, 8/15/2025 (n)	5,340,000	5,607,000

		$91,913,314
Midstream - 3.4%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022 (n)	$9,165,000	$9,508,688
DCP Midstream LP, 4.95%, 4/01/2022	2,916,000	3,039,930
DCP Midstream LP, 5.6%, 4/01/2044	2,855,000	2,965,631
DCP Midstream LP, 3.875%, 3/15/2023	4,405,000	4,393,988
Plains All American Pipeline LP, 6.125% to 11/15/2022, FLR to 12/31/2059	1,283,000	1,291,019
Tallgrass Energy GP, LP, 5.5%, 1/15/2028 (n)	12,255,000	12,224,363
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/2023	5,640,000	5,759,850
Targa Resources Partners LP/Targa Resources Finance Corp., 5.125%, 2/01/2025 (z)	2,645,000	2,664,838
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027	11,545,000	11,747,038

		$53,595,345
Network & Telecom - 1.3%
CenturyLink, Inc., 7.65%, 3/15/2042	$3,305,000	$2,893,528
Telecom Italia S.p.A., 5.303%, 5/30/2024 (n)	5,115,000	5,402,719

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Network & Telecom - continued
Zayo Group LLC/Zayo Capital, Inc., 6.375%, 5/15/2025	$3,790,000	$3,974,763
Zayo Group LLC/Zayo Capital, Inc., 5.75%, 1/15/2027 (n)	7,545,000	7,667,984

		$19,938,994
Oil Services - 1.5%
Bristow Group, Inc., 6.25%, 10/15/2022	$5,460,000	$4,613,700
Diamond Offshore Drilling, Inc., 7.875%, 8/15/2025	2,915,000	3,089,900
Diamond Offshore Drilling, Inc., 5.7%, 10/15/2039	6,775,000	5,843,438
Ensco PLC, 7.75%, 2/01/2026	3,690,000	3,669,244
Trinidad Drilling Ltd., 6.625%, 2/15/2025 (n)	7,385,000	7,237,300

		$24,453,582
Pharmaceuticals - 0.9%
Mallinckrodt International Finance S.A., 5.75%, 8/01/2022 (n)	$3,660,000	$3,358,050
Mallinckrodt International Finance S.A., 5.625%, 10/15/2023 (n)	1,820,000	1,556,100
Valeant Pharmaceuticals International, Inc., 5.5%, 3/01/2023 (n)	2,880,000	2,576,707
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/2025 (n)	7,020,000	6,284,304

		$13,775,161
Printing & Publishing - 0.4%
Nielsen Finance LLC, 5%, 4/15/2022 (n)	$6,391,000	$6,494,854

Real Estate - Healthcare - 0.9%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5.25%, 8/01/2026	$6,420,000	$6,612,600
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027	7,370,000	7,297,774

		$13,910,374
Real Estate - Other - 1.7%
CyrusOne LP/CyrusOne Finance Corp., REIT, 5%, 3/15/2024	$8,580,000	$8,751,600
CyrusOne LP/CyrusOne Finance Corp., REIT, 5.375%, 3/15/2027	3,795,000	3,946,800
Felcor Lodging LP, REIT, 5.625%, 3/01/2023	5,810,000	5,955,250
Starwood Property Trust, Inc., REIT, 5%, 12/15/2021	5,980,000	6,230,383
Starwood Property Trust, Inc., REIT, 4.75%, 3/15/2025 (n)	2,750,000	2,715,625

		$27,599,658
Restaurants - 1.0%
Golden Nugget, Inc., 6.75%, 10/15/2024 (n)	$5,455,000	$5,639,106
IRB Holding Corp., 6.75%, 2/15/2026 (n)	3,620,000	3,665,250
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 6/01/2026 (n)	7,080,000	7,221,600

		$16,525,956

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Retailers - 1.3%
Dollar Tree, Inc., 5.75%, 3/01/2023	$6,705,000	$7,006,725
Hanesbrands, Inc., 4.625%, 5/15/2024 (n)	1,230,000	1,245,375
Hanesbrands, Inc., 4.875%, 5/15/2026 (n)	6,675,000	6,741,750
Sally Beauty Holdings, Inc., 5.625%, 12/01/2025	5,900,000	5,870,500

		$20,864,350
Specialty Chemicals - 1.6%
A Schulman, Inc., 6.875%, 6/01/2023	$8,460,000	$8,925,300
Koppers, Inc., 6%, 2/15/2025 (n)	7,115,000	7,506,325
Univar USA, Inc., 6.75%, 7/15/2023 (n)	9,100,000	9,509,500

		$25,941,125
Specialty Stores - 0.7%
Group 1 Automotive, Inc., 5%, 6/01/2022	$7,195,000	$7,398,619
PetSmart, Inc., 7.125%, 3/15/2023 (n)	4,570,000	2,873,388

		$10,272,007
Supermarkets - 0.4%
Albertsons Cos. LLC/Safeway Co., 6.625%, 6/15/2024	$7,400,000	$7,030,000

Telecommunications - Wireless - 4.4%
Altice Luxembourg S.A., 7.75%, 5/15/2022 (n)	$6,260,000	$6,009,600
Altice Luxembourg S.A., 7.625%, 2/15/2025 (n)	7,770,000	7,128,975
Digicel Group Ltd., 7.125%, 4/01/2022 (n)	2,189,000	2,063,133
Digicel Group Ltd., 6.75%, 3/01/2023 (n)	7,337,000	7,300,315
SBA Communications Corp., 4%, 10/01/2022 (n)	7,520,000	7,407,200
SBA Communications Corp., 4.875%, 9/01/2024	1,850,000	1,840,750
Sprint Corp., 7.875%, 9/15/2023	3,980,000	4,215,497
Sprint Corp., 7.125%, 6/15/2024	9,860,000	9,999,716
Sprint Nextel Corp., 6%, 11/15/2022	9,245,000	9,210,331
T-Mobile USA, Inc., 6.5%, 1/15/2024	2,830,000	3,007,017
T-Mobile USA, Inc., 5.125%, 4/15/2025	3,825,000	3,949,313
T-Mobile USA, Inc., 6.5%, 1/15/2026	3,610,000	3,912,338
T-Mobile USA, Inc., 5.375%, 4/15/2027	3,255,000	3,417,750

		$69,461,935
Telephone Services - 0.6%
Level 3 Financing, Inc., 5.375%, 1/15/2024	$3,745,000	$3,726,275
Level 3 Financing, Inc., 5.375%, 5/01/2025	5,385,000	5,363,460

		$9,089,735
Transportation - Services - 0.5%
Navios Maritime Holding, Inc., 7.375%, 1/15/2022 (n)	$3,695,000	$3,039,138
Navios South American Logistics, Inc., 7.25%, 5/01/2022	1,580,000	1,536,550

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Transportation - Services - continued
Syncreon Group BV/Syncre, 8.625%, 11/01/2021 (n)	$3,600,000	$2,916,000

		$7,491,688
Utilities - Electric Power - 2.5%
Calpine Corp., 5.5%, 2/01/2024	$4,015,000	$3,814,250
Calpine Corp., 5.75%, 1/15/2025	5,260,000	4,983,850
Calpine Corp., 5.25%, 6/01/2026 (n)	3,670,000	3,601,188
Covanta Holding Corp., 6.375%, 10/01/2022	2,985,000	3,055,894
Covanta Holding Corp., 5.875%, 3/01/2024	4,295,000	4,359,425
Covanta Holding Corp., 5.875%, 7/01/2025	4,125,000	4,197,188
NextEra Energy Operating Co., 4.25%, 9/15/2024 (n)	7,250,000	7,286,250
Pattern Energy Group, Inc., 5.875%, 2/01/2024 (n)	7,485,000	7,877,963

		$39,176,008
Total Bonds (Identified Cost, $1,494,129,248)		$1,495,676,536

Floating Rate Loans (g)(r) - 1.4%
Building - 0.4%
ABC Supply Co., Inc., Term Loan B, 4.07% 10/31/2023	$5,394,348	$5,431,434

Computer Software - Systems - 0.3%
CDW LLC, Term Loan B, 3.7%, 8/17/2023	$2,382,321	$2,397,211
Sabre GLBL, Inc., Term Loan B, 3.82%, 2/22/2024	1,844,516	1,856,619

		$4,253,830
Conglomerates - 0.1%
Entegris, Inc., Term Loan B, 3.82%, 4/30/2021	$1,790,019	$1,796,732

Consumer Products - 0.1%
Spectrum Brands, Inc., Term Loan B, 3.56%, 6/23/2022	$1,740,287	$1,746,813

Entertainment - 0.2%
Cedar Fair LP, Term Loan B, 3.82%, 4/13/2024	$1,434,927	$1,443,896
Six Flags Theme Parks, Inc., Term Loan B, 3.57%, 6/30/2022	1,863,100	1,876,492

		$3,320,388
Gaming & Lodging - 0.1%
Hilton Worldwide Finance LLC, Term Loan B2, 3.56%, 10/25/2023	$2,233,250	$2,249,441

Medical & Health Technology & Services - 0.2%
DaVita Healthcare Partners, Inc., Term Loan B, 4.32%, 6/24/2021	$3,613,334	$3,655,791
Total Floating Rate Loans (Identified Cost, $22,346,055)		$22,454,429

21

Portfolio of Investments – continued

Common Stocks - 0.2%
Issuer	Shares/Par	Value ($)
Oil Services - 0.2%
LTRI Holdings LP (Identified Cost, $1,170,000) (a)(u)	3,250	$2,890,615

Investment Companies (h) - 2.0%
Money Market Funds - 2.0%
MFS Institutional Money Market Portfolio, 1.44% (v) (Identified Cost, $31,454,351)	31,457,059	$31,453,914

Other Assets, Less Liabilities - 1.6%		24,538,095
Net Assets - 100.0%		$1,577,013,589

(a)	Non-income producing security.
(d)	In default.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $31,453,914 and $1,521,021,580, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $807,574,698, representing 51.2% of net assets.
(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
CW Capital Cobalt Commercial Mortgage Trust, CDO,“F”, FLR, 3.05%, (0% cash or 3.05% PIK), (LIBOR-3mo. + 1.3%), 4/26/2050	4/12/06-4/28/17	$670,930	$419

22

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
CW Capital Cobalt Commercial Mortgage Trust, CDO,“G”, FLR, 3.25%, (0% cash or 3.25% PIK), (LIBOR-3mo. + 1.5%), 4/26/2050	4/12/06-4/28/17	$2,101,424	$218
Morgan Stanley Capital I, Inc., 1.493%, 4/28/2039	7/20/04	1,510	11,775
Targa Resources Partners LP/Targa Resources Finance Corp., 5.125%, 2/01/2025, 5.125%, 2/01/2025	1/23/18	2,691,182	2,664,838
Total Restricted Securities			$2,677,250
% of Net assets			0.2%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
FLR	Floating rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 1/31/18

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
USD	3,620,012	EUR	2,910,600	Brown Brothers Harriman	3/26/2018	$(6,037)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
Euro-Bund 10 yr	Short	EUR	16	$3,154,928	March - 2018	$34,875
U.S. Treasury Note 10 yr	Short	USD	513	62,369,578	March - 2018	1,155,340

						$1,190,215

At January 31, 2018, the fund had cash collateral of $535,294 to cover any collateral or margin obligations for securities sold short and certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

23

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,517,645,303)	$1,521,021,580
Investments in affiliated issuers, at value (identified cost, $31,454,351)	31,453,914
Cash	52,858
Deposits with brokers for
Futures contracts	535,294
Receivables for
Daily variation margin on open futures contracts	33,852
Investments sold	5,035,362
Fund shares sold	2,182,937
Interest and dividends	23,061,070
Other assets	6,913
Total assets	$1,583,383,780
Liabilities
Payables for
Distributions	$218,108
Forward foreign currency exchange contracts	6,037
Investments purchased	3,671,300
Fund shares reacquired	1,799,778
Payable to affiliates
Investment adviser	40,027
Shareholder servicing costs	395,814
Distribution and service fees	11,314
Program manager fee	14
Payable for independent Trustees’ compensation	22,062
Accrued expenses and other liabilities	205,737
Total liabilities	$6,370,191
Net assets	$1,577,013,589
Net assets consist of
Paid-in capital	$1,634,269,766
Unrealized appreciation (depreciation)	4,560,084
Accumulated net realized gain (loss)	(59,281,397)
Accumulated distributions in excess of net investment income	(2,534,864)
Net assets	$1,577,013,589
Shares of beneficial interest outstanding	459,224,442

24

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$477,817,329	139,091,270	$3.44
Class B	18,329,058	5,329,807	3.44
Class C	57,508,514	16,697,219	3.44
Class I	111,449,797	32,523,414	3.43
Class R1	1,028,558	299,291	3.44
Class R2	15,701,626	4,574,741	3.43
Class R3	3,111,321	907,124	3.43
Class R4	311,568	90,732	3.43
Class R6	886,417,684	258,155,921	3.43
Class 529A	3,815,924	1,112,111	3.43
Class 529B	300,770	87,588	3.43
Class 529C	1,221,440	355,224	3.44

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $3.59 [100 / 95.75 x $3.44] and $3.58 [100 / 95.75 x $3.43], respectively. On sales of $100,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

25

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$85,802,898
Dividends from affiliated issuers	540,876
Dividends	334,601
Total investment income	$86,678,375
Expenses
Management fee	$7,266,260
Distribution and service fees	2,230,612
Shareholder servicing costs	1,918,269
Program manager fees	5,091
Administrative services fee	259,746
Independent Trustees’ compensation	37,352
Custodian fee	192,718
Shareholder communications	217,029
Audit and tax fees	81,562
Legal fees	110,625
Miscellaneous	230,211
Total expenses	$12,549,475
Fees paid indirectly	(9,847)
Reduction of expenses by investment adviser and distributor	(168,322)
Net expenses	$12,371,306
Net investment income (loss)	$74,307,069
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$11,417,402
Affiliated issuers	(3,697)
Futures contracts	(357,724)
Forward foreign currency exchange contracts	(218,205)
Foreign currency	4,780
Net realized gain (loss)	$10,842,556
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$(3,250,932)
Affiliated issuers	(496)
Futures contracts	1,190,215
Forward foreign currency exchange contracts	5,487
Translation of assets and liabilities in foreign currencies	(619)
Net unrealized gain (loss)	$(2,056,345)
Net realized and unrealized gain (loss)	$8,786,211
Change in net assets from operations	$83,093,280

See Notes to Financial Statements

26

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	1/31/18	1/31/17
Change in net assets
From operations
Net investment income (loss)	$74,307,069	$77,705,596
Net realized gain (loss)	10,842,556	(37,836,528)
Net unrealized gain (loss)	(2,056,345)	180,815,613
Change in net assets from operations	$83,093,280	$220,684,681
Distributions declared to shareholders
From net investment income	$(78,226,662)	$(82,560,069)
Change in net assets from fund share transactions	$27,273,760	$96,742,580
Total change in net assets	$32,140,378	$234,867,192
Net assets
At beginning of period	1,544,873,211	1,310,006,019
At end of period (including accumulated distributions in excess of net investment income of $2,534,864 and $1,272,823, respectively)	$1,577,013,589	$1,544,873,211

See Notes to Financial Statements

27

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	1/31/18	1/31/17		1/31/16	1/31/15	1/31/14
Net asset value, beginning of period	$3.42	$3.11		$3.49	$3.60	$3.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.17	(c)	$0.18	$0.19	$0.20
Net realized and unrealized gain (loss)	0.02	0.32		(0.37)	(0.10)	(0.00	)(w)
Total from investment operations	$0.18	$0.49		$(0.19)	$0.09	$0.20
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.18)		$(0.19)	$(0.20)	$(0.21)
Net asset value, end of period (x)	$3.44	$3.42		$3.11	$3.49	$3.60
Total return (%) (r)(s)(t)(x)	5.47	16.18	(c)	(5.87)	2.45	5.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.97	(c)	0.95	0.95	0.93
Expenses after expense reductions (f)	0.94	0.96	(c)	0.94	0.93	0.92
Net investment income (loss)	4.52	5.16	(c)	5.20	5.25	5.64
Portfolio turnover	54	43		36	43	46
Net assets at end of period (000 omitted)	$477,817	$514,238		$398,206	$452,587	$457,198

See Notes to Financial Statements

28

Financial Highlights – continued

Class B	Year ended
	1/31/18	1/31/17		1/31/16	1/31/15	1/31/14
Net asset value, beginning of period	$3.43	$3.11		$3.49	$3.60	$3.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.15	(c)	$0.15	$0.16	$0.17
Net realized and unrealized gain (loss)	0.02	0.33		(0.37)	(0.10)	(0.00	)(w)
Total from investment operations	$0.15	$0.48		$(0.22)	$0.06	$0.17
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.16)		$(0.16)	$(0.17)	$(0.18)
Net asset value, end of period (x)	$3.44	$3.43		$3.11	$3.49	$3.60
Total return (%) (r)(s)(t)(x)	4.39	15.65	(c)	(6.57)	1.68	4.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.72	(c)	1.70	1.70	1.68
Expenses after expense reductions (f)	1.70	1.71	(c)	1.69	1.69	1.68
Net investment income (loss)	3.77	4.43	(c)	4.44	4.49	4.86
Portfolio turnover	54	43		36	43	46
Net assets at end of period (000 omitted)	$18,329	$21,515		$20,420	$27,034	$31,175

Class C	Year ended
	1/31/18	1/31/17		1/31/16	1/31/15	1/31/14
Net asset value, beginning of period	$3.43	$3.12		$3.50	$3.61	$3.62
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.15	(c)	$0.15	$0.16	$0.17
Net realized and unrealized gain (loss)	0.02	0.32		(0.37)	(0.10)	(0.00	)(w)
Total from investment operations	$0.15	$0.47		$(0.22)	$0.06	$0.17
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.16)		$(0.16)	$(0.17)	$(0.18)
Net asset value, end of period (x)	$3.44	$3.43		$3.12	$3.50	$3.61
Total return (%) (r)(s)(t)(x)	4.39	15.29	(c)	(6.55)	1.69	4.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.72	(c)	1.70	1.69	1.68
Expenses after expense reductions (f)	1.70	1.71	(c)	1.69	1.69	1.68
Net investment income (loss)	3.77	4.41	(c)	4.42	4.48	4.86
Portfolio turnover	54	43		36	43	46
Net assets at end of period (000 omitted)	$57,509	$66,241		$57,442	$69,162	$76,490

See Notes to Financial Statements

29

Financial Highlights – continued

Class I	Year ended
	1/31/18	1/31/17		1/31/16	1/31/15	1/31/14
Net asset value, beginning of period	$3.42	$3.10		$3.48	$3.59	$3.60
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.18	(c)	$0.19	$0.19	$0.21
Net realized and unrealized gain (loss)	0.02	0.33		(0.38)	(0.09)	(0.00	)(w)
Total from investment operations	$0.18	$0.51		$(0.19)	$0.10	$0.21
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.19)		$(0.19)	$(0.21)	$(0.22)
Net asset value, end of period (x)	$3.43	$3.42		$3.10	$3.48	$3.59
Total return (%) (r)(s)(t)(x)	5.43	16.83	(c)	(5.66)	2.70	5.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70	0.73	(c)	0.70	0.69	0.68
Expenses after expense reductions (f)	0.69	0.72	(c)	0.69	0.69	0.68
Net investment income (loss)	4.77	5.31	(c)	5.43	5.44	5.88
Portfolio turnover	54	43		36	43	46
Net assets at end of period (000 omitted)	$111,450	$122,732		$49,917	$95,887	$67,027

Class R1	Year ended
	1/31/18	1/31/17		1/31/16	1/31/15	1/31/14
Net asset value, beginning of period	$3.43	$3.11		$3.49	$3.60	$3.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.15	(c)	$0.15	$0.16	$0.17
Net realized and unrealized gain (loss)	0.02	0.33		(0.37)	(0.10)	(0.00	)(w)
Total from investment operations	$0.15	$0.48		$(0.22)	$0.06	$0.17
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.16)		$(0.16)	$(0.17)	$(0.18)
Net asset value, end of period (x)	$3.44	$3.43		$3.11	$3.49	$3.60
Total return (%) (r)(s)(t)(x)	4.39	15.65	(c)	(6.58)	1.68	4.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.72	(c)	1.70	1.70	1.68
Expenses after expense reductions (f)	1.70	1.71	(c)	1.70	1.69	1.68
Net investment income (loss)	3.76	4.43	(c)	4.44	4.47	4.87
Portfolio turnover	54	43		36	43	46
Net assets at end of period (000 omitted)	$1,029	$1,134		$1,007	$1,317	$1,199

See Notes to Financial Statements

30

Financial Highlights – continued

Class R2	Year ended
	1/31/18	1/31/17		1/31/16	1/31/15	1/31/14
Net asset value, beginning of period	$3.42	$3.11		$3.49	$3.60	$3.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.16	(c)	$0.17	$0.18	$0.19
Net realized and unrealized gain (loss)	0.02	0.32		(0.37)	(0.10)	(0.00	)(w)
Total from investment operations	$0.17	$0.48		$(0.20)	$0.08	$0.19
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.17)		$(0.18)	$(0.19)	$(0.20)
Net asset value, end of period (x)	$3.43	$3.42		$3.11	$3.49	$3.60
Total return (%) (r)(s)(t)(x)	4.91	15.89	(c)	(6.11)	2.19	5.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.22	(c)	1.20	1.20	1.18
Expenses after expense reductions (f)	1.20	1.21	(c)	1.20	1.19	1.18
Net investment income (loss)	4.27	4.88	(c)	4.94	5.00	5.38
Portfolio turnover	54	43		36	43	46
Net assets at end of period (000 omitted)	$15,702	$15,156		$2,618	$3,036	$3,469

Class R3	Year ended
	1/31/18	1/31/17		1/31/16	1/31/15	1/31/14
Net asset value, beginning of period	$3.42	$3.11		$3.49	$3.60	$3.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.17	(c)	$0.18	$0.19	$0.20
Net realized and unrealized gain (loss)	0.01	0.32		(0.37)	(0.10)	(0.00	)(w)
Total from investment operations	$0.17	$0.49		$(0.19)	$0.09	$0.20
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.18)		$(0.19)	$(0.20)	$(0.21)
Net asset value, end of period (x)	$3.43	$3.42		$3.11	$3.49	$3.60
Total return (%) (r)(s)(t)(x)	5.17	16.17	(c)	(5.87)	2.45	5.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.97	(c)	0.95	0.95	0.93
Expenses after expense reductions (f)	0.95	0.96	(c)	0.95	0.94	0.93
Net investment income (loss)	4.54	5.19	(c)	5.20	5.26	5.63
Portfolio turnover	54	43		36	43	46
Net assets at end of period (000 omitted)	$3,111	$6,369		$6,359	$6,755	$8,046

See Notes to Financial Statements

31

Financial Highlights – continued

Class R4	Year ended
	1/31/18	1/31/17		1/31/16	1/31/15	1/31/14
Net asset value, beginning of period	$3.42	$3.11		$3.49	$3.60	$3.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.18	(c)	$0.19	$0.20	$0.21
Net realized and unrealized gain (loss)	0.02	0.32		(0.38)	(0.10)	(0.00	)(w)
Total from investment operations	$0.18	$0.50		$(0.19)	$0.10	$0.21
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.19)		$(0.19)	$(0.21)	$(0.22)
Net asset value, end of period (x)	$3.43	$3.42		$3.11	$3.49	$3.60
Total return (%) (r)(s)(t)(x)	5.43	16.46	(c)	(5.63)	2.71	5.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.72	(c)	0.70	0.70	0.68
Expenses after expense reductions (f)	0.70	0.72	(c)	0.70	0.69	0.68
Net investment income (loss)	4.78	5.40	(c)	5.44	5.47	5.86
Portfolio turnover	54	43		36	43	46
Net assets at end of period (000 omitted)	$312	$398		$300	$571	$464

Class R6	Year ended
	1/31/18	1/31/17		1/31/16	1/31/15	1/31/14
Net asset value, beginning of period	$3.42	$3.11		$3.49	$3.60	$3.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.18	(c)	$0.19	$0.20	$0.21
Net realized and unrealized gain (loss)	0.02	0.32		(0.37)	(0.10)	(0.00	)(w)
Total from investment operations	$0.19	$0.50		$(0.18)	$0.10	$0.21
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.19)		$(0.20)	$(0.21)	$(0.22)
Net asset value, end of period (x)	$3.43	$3.42		$3.11	$3.49	$3.60
Total return (%) (r)(s)(t)(x)	5.54	16.58	(c)	(5.55)	2.79	6.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.62	(c)	0.61	0.62	0.61
Expenses after expense reductions (f)	0.59	0.61	(c)	0.61	0.61	0.61
Net investment income (loss)	4.87	5.55	(c)	5.54	5.57	5.93
Portfolio turnover	54	43		36	43	46
Net assets at end of period (000 omitted)	$886,418	$791,825		$769,246	$784,830	$699,123
See Notes to Financial Statements

32

Financial Highlights – continued

Class 529A	Year ended
	1/31/18	1/31/17		1/31/16	1/31/15	1/31/14
Net asset value, beginning of period	$3.42	$3.10		$3.49	$3.60	$3.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.17	(c)	$0.18	$0.19	$0.20
Net realized and unrealized gain (loss)	0.02	0.33		(0.39)	(0.10)	(0.00	)(w)
Total from investment operations	$0.17	$0.50		$(0.21)	$0.09	$0.20
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.18)		$(0.18)	$(0.20)	$(0.21)
Net asset value, end of period (x)	$3.43	$3.42		$3.10	$3.49	$3.60
Total return (%) (r)(s)(t)(x)	5.13	16.51	(c)	(6.20)	2.41	5.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.07	(c)	1.05	1.05	1.03
Expenses after expense reductions (f)	0.99	1.00	(c)	0.98	0.98	0.96
Net investment income (loss)	4.47	5.13	(c)	5.16	5.21	5.60
Portfolio turnover	54	43		36	43	46
Net assets at end of period (000 omitted)	$3,816	$3,549		$2,925	$3,270	$3,164

Class 529B	Year ended
	1/31/18	1/31/17		1/31/16	1/31/15	1/31/14
Net asset value, beginning of period	$3.42	$3.11		$3.49	$3.60	$3.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.15	(c)	$0.15	$0.16	$0.17
Net realized and unrealized gain (loss)	0.02	0.32		(0.37)	(0.10)	(0.00	)(w)
Total from investment operations	$0.15	$0.47		$(0.22)	$0.06	$0.17
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.16)		$(0.16)	$(0.17)	$(0.18)
Net asset value, end of period (x)	$3.43	$3.42		$3.11	$3.49	$3.60
Total return (%) (r)(s)(t)(x)	4.34	15.26	(c)	(6.63)	1.63	4.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.82	(c)	1.80	1.80	1.78
Expenses after expense reductions (f)	1.75	1.76	(c)	1.75	1.74	1.73
Net investment income (loss)	3.72	4.38	(c)	4.40	4.45	4.83
Portfolio turnover	54	43		36	43	46
Net assets at end of period (000 omitted)	$301	$355		$308	$334	$337

See Notes to Financial Statements

33

Financial Highlights – continued

Class 529C	Year ended
	1/31/18	1/31/17		1/31/16	1/31/15	1/31/14
Net asset value, beginning of period	$3.43	$3.11		$3.49	$3.60	$3.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.15	(c)	$0.15	$0.16	$0.17
Net realized and unrealized gain (loss)	0.02	0.33		(0.37)	(0.10)	(0.00	)(w)
Total from investment operations	$0.15	$0.48		$(0.22)	$0.06	$0.17
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.16)		$(0.16)	$(0.17)	$(0.18)
Net asset value, end of period (x)	$3.44	$3.43		$3.11	$3.49	$3.60
Total return (%) (r)(s)(t)(x)	4.34	15.60	(c)	(6.62)	1.63	4.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.82	(c)	1.80	1.79	1.78
Expenses after expense reductions (f)	1.74	1.76	(c)	1.75	1.74	1.73
Net investment income (loss)	3.72	4.37	(c)	4.38	4.43	4.81
Portfolio turnover	54	43		36	43	46
Net assets at end of period (000 omitted)	$1,221	$1,360		$1,257	$1,593	$1,758

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

34

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Income Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industry, political, regulatory, geopolitical, and other conditions.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies –Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

35

Notes to Financial Statements – continued

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by

36

Notes to Financial Statements – continued

events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$—	$—	$2,890,615	$2,890,615
U.S. Corporate Bonds	—	1,255,036,083	—	1,255,036,083
Commercial Mortgage-Backed Securities	—	11,777	—	11,777
Asset-Backed Securities (including CDOs)	—	637	—	637
Foreign Bonds	—	240,628,039	—	240,628,039
Floating Rate Loans	—	22,454,429	—	22,454,429
Mutual Funds	31,453,914	—	—	31,453,914
Total	$31,453,914	$1,518,130,965	$2,890,615	$1,552,475,494

Other Financial Instruments
Futures Contracts – Assets	$1,190,215	$—	$—	$1,190,215
Forward Foreign Currency Exchange Contracts – Liabilities	—	(6,037)	—	(6,037)

37

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Investments in Securities
Balance as of 1/31/17	$—
Received as part of a corporate action	2,890,615
Balance as of 1/31/18	$2,890,615

At January 31, 2018, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

38

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2018 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$1,190,215	$ —
Foreign Exchange	Forward Foreign Currency Exchange	—	(6,037)
Total		$1,190,215	$(6,037)

(a)	Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(357,724)	$—
Foreign Exchange	—	(218,205)
Total	$(357,724)	$(218,205)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$1,190,215	$—
Foreign Exchange	—	5,487
Total	$1,190,215	$5,487

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments

39

Notes to Financial Statements – continued

across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives, respectively. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may

40

Notes to Financial Statements – continued

enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be

41

Notes to Financial Statements – continued

recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2018, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and amortization and accretion of debt securities.

42

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 1/31/18	Year ended 1/31/17
Ordinary income (including any short-term capital gains)	$78,226,662	$82,560,069

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/18
Cost of investments	$1,556,354,848
Gross appreciation	17,978,397
Gross depreciation	(20,673,573)
Net unrealized appreciation (depreciation)	$(2,695,176)
Undistributed ordinary income	4,743,198
Capital loss carryforwards	(52,860,706)
Other temporary differences	(6,443,493)

As of January 31, 2018, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Long-Term	$(52,860,706)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Effective April 23, 2018, Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after

43

Notes to Financial Statements – continued

purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 1/31/18	Year ended 1/31/17
Class A	$24,178,073	$25,362,461
Class B	828,947	1,015,085
Class C	2,514,237	3,019,248
Class I	6,318,732	4,232,238
Class R1	45,289	51,210
Class R2	703,832	690,396
Class R3	276,112	376,815
Class R4	18,244	18,211
Class R6	43,096,943	47,535,896
Class 529A	181,356	180,097
Class 529B	13,965	15,992
Class 529C	50,932	62,420
Total	$78,226,662	$82,560,069

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period February 1, 2017 through May 30, 2017, the management fee was computed daily and paid monthly at the following annual rates:

Up to $1.4 billion	0.46%
In excess of $1.4 billion	0.44%

The investment adviser had agreed in writing to reduce its management fee to 0.42% of average daily net assets in excess of $3 billion. This written agreement terminated on May 30, 2017. For the period February 1, 2017 through May 30, 2017, the fund’s average daily net assets did not exceed $3 billion and therefore, the management fee was not reduced in accordance with this agreement.

Effective May 31, 2017, the management fee is computed daily and paid monthly at the following annual rates:

Up to $1.4 billion	0.46%
In excess of $1.4 billion and up to $3 billion In excess of $3 billion	0.44% 0.42%

MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended January 31, 2018, this management fee reduction amounted to $128,783, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2018 was equivalent to an annual effective rate of 0.45% of the fund’s average daily net assets.

44

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $51,529 and $585 for the year ended January 31, 2018, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$1,268,945
Class B	0.75%	0.25%	1.00%	1.00%	206,217
Class C	0.75%	0.25%	1.00%	1.00%	625,684
Class R1	0.75%	0.25%	1.00%	1.00%	11,280
Class R2	0.25%	0.25%	0.50%	0.50%	78,036
Class R3	—	0.25%	0.25%	0.25%	14,486
Class 529A	—	0.25%	0.25%	0.24%	9,605
Class 529B	0.75%	0.25%	1.00%	1.00%	3,520
Class 529C	0.75%	0.25%	1.00%	1.00%	12,839
Total Distribution and Service Fees					$2,230,612

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended January 31, 2018, this rebate amounted to $36,279, $268, $192, $13, $408, and $27 for Class A, Class B, Class C, Class R2, Class 529A and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in

45

Notes to Financial Statements – continued

the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2018, were as follows:

Amount
Class A	$19,536
Class B	39,477
Class C	8,842
Class 529B	—
Class 529C	269

The fund had entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund had entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD had agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement terminated on December 10, 2017. For the period February 1, 2017 through December 10, 2017, this waiver amounted to $2,352 and is included in the reduction of total expenses in the Statement of Operations. Effective December 11, 2017, the fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The program manager fee incurred for the year ended January 31, 2018 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended January 31, 2018, were as follows:

	Fee	Waiver
Class 529A	$3,565	$1,644
Class 529B	329	153
Class 529C	1,197	555
Total Program Manager Fees and Waivers	$5,091	$2,352

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2018, the fee was $233,410, which equated to 0.0147% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended January 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $904,301.

46

Notes to Financial Statements – continued

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended January 31, 2018, these costs for the fund amounted to $780,558 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2018 was equivalent to an annual effective rate of 0.0164% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $4,441 and the Retirement Deferral plan resulted in an expense of $942. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended January 31, 2018. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $22,014 at January 31, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and

47

Notes to Financial Statements – continued

is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended January 31, 2018, the fee paid by the fund under this agreement was $2,903 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended January 31, 2018, the fund engaged in purchase transactions pursuant to this policy, which amounted to $190,804.

(4) Portfolio Securities

For the year ended January 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $822,441,051 and $819,566,532, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/18		Year ended 1/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	31,368,359	$108,287,546	48,298,887	$160,969,247
Class B	540,930	1,867,578	1,015,792	3,371,628
Class C	1,750,101	6,061,786	4,141,083	13,674,280
Class I	25,284,757	87,026,052	28,729,751	96,468,450
Class R1	44,199	152,282	101,470	339,643
Class R2	1,386,764	4,780,839	4,852,341	15,682,876
Class R3	223,836	771,920	386,313	1,284,826
Class R4	27,983	96,206	38,913	130,505
Class R6	35,633,112	122,971,060	6,679,973	21,985,513
Class 529A	251,381	864,814	397,707	1,336,655
Class 529B	4,714	16,276	12,709	41,848
Class 529C	57,414	198,398	59,251	197,941
	96,573,550	$333,094,757	94,714,190	$315,483,412

48

Notes to Financial Statements – continued

	Year ended 1/31/18		Year ended 1/31/17
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	6,531,652	$22,595,475	7,049,598	$23,439,276
Class B	224,131	775,897	285,897	950,570
Class C	656,950	2,277,518	805,150	2,681,811
Class I	1,716,599	5,922,020	1,164,021	3,882,738
Class R1	13,065	45,206	15,353	51,004
Class R2	201,267	695,048	203,534	680,149
Class R3	79,888	276,089	113,526	376,815
Class R4	5,277	18,243	5,479	18,209
Class R6	12,326,645	42,607,490	14,158,239	46,977,416
Class 529A	52,351	180,744	53,344	177,124
Class 529B	4,039	13,962	4,811	15,974
Class 529C	14,639	50,673	18,707	62,206
	21,826,503	$75,458,365	23,877,659	$79,313,292

Shares reacquired
Class A	(49,024,195)	$(169,091,322)	(33,306,991)	$(111,306,625)
Class B	(1,712,735)	(5,923,323)	(1,588,285)	(5,261,126)
Class C	(5,007,694)	(17,343,943)	(4,083,537)	(13,535,424)
Class I	(30,391,996)	(104,717,611)	(10,073,194)	(33,607,628)
Class R1	(88,901)	(307,606)	(109,740)	(366,472)
Class R2	(1,444,469)	(4,985,615)	(1,467,167)	(4,902,716)
Class R3	(1,257,925)	(4,331,475)	(686,472)	(2,313,961)
Class R4	(58,949)	(202,708)	(24,506)	(79,430)
Class R6	(21,193,856)	(73,103,231)	(37,158,088)	(125,154,674)
Class 529A	(229,515)	(791,430)	(355,492)	(1,198,882)
Class 529B	(24,929)	(86,114)	(12,986)	(43,242)
Class 529C	(113,721)	(394,984)	(85,176)	(283,944)
	(110,548,885)	$(381,279,362)	(88,951,634)	$(298,054,124)

Net change
Class A	(11,124,184)	$(38,208,301)	22,041,494	$73,101,898
Class B	(947,674)	(3,279,848)	(286,596)	(938,928)
Class C	(2,600,643)	(9,004,639)	862,696	2,820,667
Class I	(3,390,640)	(11,769,539)	19,820,578	66,743,560
Class R1	(31,637)	(110,118)	7,083	24,175
Class R2	143,562	490,272	3,588,708	11,460,309
Class R3	(954,201)	(3,283,466)	(186,633)	(652,320)
Class R4	(25,689)	(88,259)	19,886	69,284
Class R6	26,765,901	92,475,319	(16,319,876)	(56,191,745)
Class 529A	74,217	254,128	95,559	314,897
Class 529B	(16,176)	(55,876)	4,534	14,580
Class 529C	(41,668)	(145,913)	(7,218)	(23,797)
	7,851,168	$27,273,760	29,640,215	$96,742,580

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

49

Notes to Financial Statements – continued

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, and the MFS Lifetime Income Fund were the owners of record of approximately 19%, 16%, 9%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2035 Fund, and the MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2018, the fund’s commitment fee and interest expense were $10,431 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		54,009,759	432,155,844	(454,708,544)	31,457,059

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(3,697)	$(496)	$—	$540,876	$31,453,914

50

Notes to Financial Statements – continued

(8) Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $6,084,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether the AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability; and the degree to which the fund may be entitled to indemnification from a third party for any amount required to be disgorged. The fund has and will continue to incur legal expenses associated with the defense of this action and in related claims against third parties.

51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS High Income Fund (the “Fund”), including the portfolio of investments, as of January 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

52

Report of Independent Registered Public Accounting Firm – continued

Our procedures included confirmation of securities owned as of January 31, 2018, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 19, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

53

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A
Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

54

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

55

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

56

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

57

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
William Adams David Cole

58

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

59

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019.

60

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

61

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

62

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

January 31, 2018

MFS® Municipal High Income Fund

MMH-ANN

MFS® Municipal High Income Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

March 19, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten industries (i)
Healthcare Revenue-Hospitals	14.0%
Healthcare Revenue-Long Term Care	13.8%
Tobacco	7.9%
Universities-Secondary Schools	7.0%
General Obligations-General Purpose	6.3%
Universities-Colleges	5.6%
Tax Assessment	3.7%
General Obligations-Schools	3.5%
Transportation-Special Tax	3.5%
Miscellaneous Revenue-Other	3.1%

Composition including fixed income credit quality (a)(i)
AAA	1.7%
AA	9.7%
A	16.0%
BBB	25.8%
BB	11.9%
B	6.5%
CCC	2.2%
CC	0.4%
C	0.1%
D	3.0%
Not Rated	20.2%
Cash & Cash Equivalents	2.9%
Other	(0.4)%

Portfolio facts (i)
Average Duration (d)	7.3
Average Effective Maturity (m)	18.7 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

Portfolio Composition – continued

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions and/or the leverage created through the issuance of self-deposited inverse floaters and may be negative.

Percentages are based on net assets as of January 31, 2018.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2018, Class A shares of the MFS Municipal High Income Fund (“fund”) provided a total return of 6.29%, at net asset value. This compares with a return of 3.52% for the fund’s benchmark, the Bloomberg Barclays Municipal Bond Index.

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition near the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve (“Fed”) increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets appeared to have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop. Bond yields in most developed markets rose moderately late in the period, but still remained low by historical measures, while credit spreads remain narrow.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a sell-off in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional

Management Review – continued

policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

10-Year US Treasury yields exhibited quite a bit of volatility during the reporting period, reaching as high as 2.62% in March 2017 amid optimism that fiscal stimulus would lead to stronger U.S. growth, as well as better global growth; while yields fell to as low as 2.05% in September 2017 amid signs of falling inflation and the potential for the Fed to be more dovish. However, the Fed continued to normalize short-term rates by both increasing the Federal Funds rate and beginning the process of unwinding its balance sheet. Yields accelerated higher towards the end of the year and into January 2018 as investors appeared to have priced in higher potential growth and inflation due to the passage of tax reform and higher commodity prices, as well as continued improvement in global growth. 10-year US Treasury yields finished the reporting period at 2.72%, a level not seen since 2014.

For the reporting period, the municipal bond market largely took its cue from the direction of US Treasury rates. Yields were elevated early in the period, pushed higher by the same factors impacting US Treasury yields – optimism over stronger US growth in the wake of the Presidential election, while yields declined with US Treasury yields beginning in March, before hitting their lowest levels of the year in September 2017. Finally, yields began to rise beginning in September and continued to rise through the end of the period as investors seemed to have priced in stronger growth and higher inflation. Further putting pressure on municipal yields was a significant increase in supply towards the end of 2017, as issuers raced to beat potential changes in rules pertaining to tax-exempt financing.

Amid the volatile yield environment, the yield curve (y) flattened dramatically. Yields on shorter-dated municipal bonds, maturing inside of 5 years, rose in response to the tightening of monetary policy by the Fed, while yields on longer-dated municipal bonds, maturing beyond 5 years, declined. As a result, the broader US investment grade municipal bond market provided modestly positive returns with long-dated bonds dramatically outperforming short-dated bonds. For the period as a whole, the municipal market (as measured by the ratio of yields on high-quality municipal bonds divided by yields on comparable maturity US Treasury bonds) outperformed the US Treasury market. The yield ratio on 10-year bonds began the year at approximately 94%, peaked in March 2017 at 100%, and reached a low in early January of 81%, before spiking at the end of the period to 88%. Furthermore, mid-quality and lower-quality municipal bonds outperformed higher-quality municipal bonds. Fundamentals generally remained stable for the majority of municipal issuers, supporting the performance of mid-to-lower tier credits. Slow-but-steady US economic growth should continue to support municipal bond credit fundamentals. However, markets remained concerned about underfunded public employee pension systems and other post-retirement benefits promised to public employees, and the political challenges in enacting reforms.

Additionally, during the period, Hurricane Maria made landfall on the island of Puerto Rico. The hurricane had a devastating impact on the island’s residents and the government’s ability to provide basic human services such as water, power and healthcare. The prospects for long-term recovery are still uncertain and the government

Management Review – continued

and many of its agencies and instrumentalities, which were already operating under an oversight board established by the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA), are in the process of amending their financial plans in light of the recent events. As such, prices of the majority of debt issued from the jurisdiction of Puerto Rico, both insured and uninsured, have declined since late September.

Factors Affecting Performance

Relative to the Bloomberg Barclays Municipal Bond Index, the fund’s greater-than-benchmark exposure to non-rated bonds, especially within the industrial revenue and health care sectors contributed to performance. Additionally, the fund’s out-of-benchmark exposure to both “BB” and “B”-rated (r) securities, as well as a greater exposure to “BBB”-rated securities, also contributed to relative performance as bonds within these credit quality segments outperformed during the reporting period. Yield curve (y) positioning, particularly our greater exposure to shifts centered around the long end portion of the curve further strengthened the results as spread tightened during the period.

Conversely, the fund’s out-of-benchmark exposure to insured Puerto Rico-issued bonds detracted from relative results during the period.

Respectfully,

Portfolio Manager(s)

Gary Lasman and Geoffrey Schechter

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 1/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 1/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/24/84	6.29%	4.13%	5.28%	N/A
B	9/07/93	5.35%	3.30%	4.46%	N/A
C	9/25/98	5.10%	3.07%	4.24%	N/A
I	6/01/11	6.15%	4.10%	N/A	6.46%
R6	6/02/17	N/A	N/A	N/A	1.97%
Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		3.52%	2.69%	4.20%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.25%)		1.77%	3.23%	4.83%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		1.35%	2.96%	4.46%	N/A
C With CDSC (1% for 12 months) (v)		4.10%	3.07%	4.24%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2017 through January 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2017 through January 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/17	Ending Account Value 1/31/18	Expenses Paid During Period (p) 8/01/17-1/31/18
A	Actual	0.65%	$1,000.00	$1,014.55	$3.30
	Hypothetical (h)	0.65%	$1,000.00	$1,021.93	$3.31
B	Actual	1.40%	$1,000.00	$1,010.75	$7.10
	Hypothetical (h)	1.40%	$1,000.00	$1,018.15	$7.12
C	Actual	1.65%	$1,000.00	$1,009.46	$8.36
	Hypothetical (h)	1.65%	$1,000.00	$1,016.89	$8.39
I	Actual	0.65%	$1,000.00	$1,014.52	$3.30
	Hypothetical (h)	0.65%	$1,000.00	$1,021.93	$3.31
R6	Actual	0.56%	$1,000.00	$1,014.59	$2.84
	Hypothetical (h)	0.56%	$1,000.00	$1,022.38	$2.85

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.01% of investment related expenses from self-deposited inverse floaters (as described in Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

PORTFOLIO OF INVESTMENTS

1/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Municipal Bonds - 96.5%
Issuer	Shares/Par	Value ($)
Alabama - 0.9%
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.5%, 6/01/2030	$1,630,000	$1,796,760
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/2035	1,685,000	1,869,390
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/2045	3,945,000	4,335,910
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 6%, 6/01/2050	2,565,000	2,854,152
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.25%, 2/01/2023	1,400,000	1,439,634
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.75%, 2/01/2029	4,790,000	4,928,431
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 7%, 2/01/2036	1,505,000	1,551,399
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 1/01/2028	1,485,000	1,322,675
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 1/01/2043	1,560,000	1,244,194
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2026	805,000	582,409
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2029	1,130,000	667,491
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2034	1,620,000	671,782
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2035	3,080,000	1,195,286
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2021	1,380,000	1,486,467
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2023	2,020,000	2,223,374
Pell City, AL, Special Care Facilities, Financing Authority Rev. (Noland Health Services, Inc.), 5%, 12/01/2039	1,670,000	1,810,581
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 6.25%, 11/01/2033	6,750,000	7,273,868
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 5.375%, 12/01/2035	1,635,000	1,817,008

		$39,070,811

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Alaska - 0.1%
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/2030	$875,000	$958,834
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/2031	1,270,000	1,386,484
Koyukuk, AK, Tanana Chiefs Conference, Healthcare Facilities Project, 7.75%, 10/01/2041 (Prerefunded 10/01/2019)	3,290,000	3,616,204

		$5,961,522
Arizona - 2.5%
Arizona Board of Regents, State University System Rev., “B”, 5%, 7/01/2042	$1,600,000	$1,843,696
Arizona Board of Regents, State University System Rev., “B”, 5%, 7/01/2043	1,370,000	1,577,459
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2038	340,000	383,921
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2048	910,000	1,018,627
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2052	1,140,000	1,263,017
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2047	740,000	769,267
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2037	450,000	470,966
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2051	1,970,000	2,032,626
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2037	770,000	805,874
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2047	770,000	800,454
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2051	425,000	438,511
Florence, AZ, Industrial Development Authority Education Rev. (Legacy Traditional School Project - Queen Creek & Casa Grande Campuses), 6%, 7/01/2043	3,150,000	3,346,686
Maricopa County, AZ, Pollution Control Rev. (El Paso Electric), “B”, 7.25%, 4/01/2040	1,790,000	1,898,796
Maricopa County, AZ, Pollution Control Rev. (Southern California Edison Co.), “A”, 5%, 6/01/2035	4,700,000	5,001,646
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035	700,000	728,994
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035	2,070,000	2,155,739
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2045	3,065,000	3,168,382

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2046	$1,770,000	$1,828,587
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Choice Academies, Inc. Project), 5.625%, 9/01/2042	2,205,000	2,263,410
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Eagle College Prep Project), 5%, 7/01/2033	855,000	876,033
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Eagle College Prep Project), 5%, 7/01/2043	1,715,000	1,718,962
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2034	6,355,000	6,990,500
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2036	815,000	893,639
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2041	660,000	710,431
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2044	3,970,000	4,229,479
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2046	1,235,000	1,306,383
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 6.5%, 7/01/2034	1,970,000	2,215,304
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2035	1,430,000	1,479,149
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 6.75%, 7/01/2044	3,255,000	3,611,162
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2045	1,570,000	1,610,993
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2046	3,935,000	4,054,703
Phoenix, AZ, Industrial Development Authority Rev. (Guam Facilities Foundation, Inc.), 5.125%, 2/01/2034	4,545,000	4,227,214
Phoenix, AZ, Industrial Development Authority Rev. (Guam Facilities Foundation, Inc.), 5.375%, 2/01/2041	4,785,000	4,504,408
Phoenix, AZ, Industrial Development Authority Rev. (Guam Facilities Foundation, Inc.), 5%, 2/01/2018	1,500,000	1,500,000
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 4.75%, 6/15/2037	3,200,000	3,133,952
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2047	2,955,000	2,947,406
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2052	3,960,000	3,885,790

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Pima County, AZ, Industrial Development Authority Rev. (Tucson Electric Power Co.), “A”, 5.25%, 10/01/2040	$4,755,000	$5,122,989
Salt River, AZ, Agricultural Improvement Power District, Electric System Rev., “A”, 5%, 1/01/2035	5,735,000	6,798,670
Salt River, AZ, Agricultural Improvement Power District, Electric System Rev., “A”, 5%, 1/01/2036	5,735,000	6,782,383
Salt River, AZ, Agricultural Improvement Power District, Electric System Rev., “A”, 5%, 1/01/2037	1,255,000	1,480,636
Salt River, AZ, Agricultural Improvement Power District, Electric System Rev., “A”, 5%, 1/01/2038	1,250,000	1,471,200
Salt River, AZ, Agricultural Improvement Power District, Electric System Rev., “A”, 5%, 1/01/2039	835,000	981,977
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 12/01/2032	2,940,000	3,461,644
Tempe, AZ, Industrial Development Authority Rev. (Friendship Village), “A”, 6%, 12/01/2032	1,100,000	1,172,116
Tempe, AZ, Industrial Development Authority Rev. (Friendship Village), “A”, 6.25%, 12/01/2042	2,595,000	2,763,286
Tempe, AZ, Industrial Development Authority Rev. (Friendship Village), “A”, 6.25%, 12/01/2046	1,275,000	1,354,917

		$113,081,984
Arkansas - 0.2%
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), 5%, 2/01/2038	$2,115,000	$2,386,397
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “A”, 5%, 2/01/2035	365,000	400,620
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “C”, 5%, 2/01/2033	540,000	595,874
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AMBAC, 0%, 7/01/2046	6,455,000	1,880,277
Pulaski County, AR, Public Facilities Board Healthcare Rev. (Baptist Health), 5%, 12/01/2039	4,510,000	4,981,070

		$10,244,238
California - 7.3%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Episcopal Senior Communities), 6.125%, 7/01/2041	$4,000,000	$4,434,160
Acton-Agua Dulce, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 5/01/2039	7,550,000	2,974,776
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2031	2,060,000	1,333,191
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2032	2,095,000	1,299,780

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2033	$4,185,000	$2,485,681
California Educational Facilities Authority Rev. (California Lutheran University), 5.75%, 10/01/2038	2,320,000	2,383,266
California Educational Facilities Authority Rev. (Stanford University), “U-7”, 5%, 6/01/2046	13,795,000	18,366,249
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “A”, 5.75%, 7/01/2039	2,765,000	2,919,149
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/2034	1,135,000	1,597,603
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/2039	4,000,000	5,573,600
California Municipal Finance Authority Charter School Lease Rev. (Nova Academy Project), “A”, 5%, 6/15/2036	1,100,000	1,136,399
California Municipal Finance Authority Charter School Lease Rev. (Nova Academy Project), “A”, 5%, 6/15/2046	2,425,000	2,484,849
California Municipal Finance Authority Rev. (California Baptist University), “A”, 5%, 11/01/2046	4,500,000	4,839,435
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2042	1,385,000	1,537,392
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2035	475,000	522,258
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2036	1,370,000	1,516,576
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2041	1,265,000	1,391,449
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2047	210,000	230,339
California Municipal Finance Authority Rev. (Partnerships to Uplift Communities Project), “A”, 5%, 8/01/2032	1,585,000	1,620,821
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 6/01/2040 (Prerefunded 6/01/2020)	900,000	997,965
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (CalPlant I Project), 8%, 7/01/2039	8,405,000	9,213,477
California Pollution Control Financing Authority, Water Facilities Rev. (American Water Capital Corp. Project), 5.25%, 8/01/2040	3,500,000	3,757,110
California Pollution Control Financing Authority, Water Furnishing Rev. (Poseidon Resources Desalination Project), 5%, 11/21/2045	4,080,000	4,400,892
California Pollution Control Financing Authority, Water Furnishing Rev. (San Diego County Water Desalination Project Pipeline), 5%, 11/21/2045	2,935,000	2,993,054
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2033	215,000	239,347
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2037	435,000	479,792

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2047	$435,000	$475,033
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 10/01/2030 (Prerefunded 10/01/2019)	3,380,000	3,622,076
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), 5%, 8/01/2041	675,000	732,915
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), 5%, 8/01/2036	865,000	951,137
California School Finance Authority, Charter School Rev. (Downtown Prep - Obligated Group), 5%, 6/01/2046	1,325,000	1,359,410
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2024	730,000	780,202
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2025	760,000	809,651
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2030	435,000	485,290
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2045	1,150,000	1,244,576
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 4.75%, 10/01/2024	415,000	436,999
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 5.625%, 10/01/2034	575,000	618,010
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 5.875%, 10/01/2044	545,000	588,344
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 6%, 10/01/2049	620,000	666,345
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 4.125%, 7/01/2024	250,000	267,703
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5.125%, 7/01/2044	430,000	478,169
California Statewide Communities Development Authority Environmental Facilities Rev. (Microgy Holdings Project), 9%, 12/01/2038 (a)(d)	100,980	1
California Statewide Communities Development Authority Refunding Rev. (California Baptist University), “A”, 5%, 11/01/2032	1,370,000	1,513,371
California Statewide Communities Development Authority Refunding Rev. (California Baptist University), “A”, 5%, 11/01/2041	2,045,000	2,222,383
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.25%, 11/01/2044	760,000	807,789
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.375%, 11/01/2049	945,000	1,011,311
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 10/01/2039	2,985,000	3,165,175

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.125%, 11/01/2023	$540,000	$588,832
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 6.125%, 11/01/2033	1,600,000	1,851,088
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 6.375%, 11/01/2043	1,335,000	1,539,162
California Statewide Communities Development Authority Rev. (Enloe Medical Center), CALHF, 5%, 8/15/2038	2,500,000	2,839,375
California Statewide Communities Development Authority Rev. (Enloe Medical Center), CALHF, 5%, 8/15/2031	440,000	508,882
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 7.5%, 6/01/2042 (Prerefunded 6/01/2019)	1,465,000	1,577,717
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.125%, 11/01/2023	495,000	530,333
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.625%, 11/01/2033	780,000	875,488
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.875%, 11/01/2043	1,315,000	1,471,880
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2034	3,400,000	3,728,236
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5%, 12/01/2041	3,000,000	3,206,220
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2044	6,155,000	6,660,202
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5%, 12/01/2046	11,360,000	12,107,374
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2056	11,040,000	11,903,438
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “A”, CALHF, 5%, 8/01/2034	1,000,000	1,131,390
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “A”, CALHF, 5%, 8/01/2044	2,400,000	2,702,136
California Statewide Communities Development Authority Rev. (Southern California Presbyterian Homes), 7%, 11/15/2029	1,400,000	1,515,458
California Statewide Communities Development Authority Rev. (Southern California Presbyterian Homes), 7.25%, 11/15/2041	560,000	607,897
California Statewide Communities Development Authority Rev. (The Terraces at San Joaquin Gardens), “A”, 5.625%, 10/01/2032	1,000,000	1,081,270
California Statewide Communities Development Authority Rev. (The Terraces at San Joaquin Gardens), “A”, 6%, 10/01/2042	1,000,000	1,090,040

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Statewide Communities Development Authority Rev. (University of California, Irvine East Campus Apartments), 5.375%, 5/15/2038	$3,000,000	$3,222,210
California Statewide Communities Development Authority School Facility Rev. (Aspire Public Schools), 6%, 7/01/2030 (Prerefunded 1/01/2019)	1,990,000	2,073,182
California Statewide Communities Development Authority School Facility Rev. (Aspire Public Schools), 6.375%, 7/01/2045 (Prerefunded 1/01/2019)	2,340,000	2,445,745
California Statewide Financing Authority, Tobacco Settlement, 5.625%, 5/01/2029	2,255,000	2,257,458
Chula Vista, CA, Industrial Development Rev. (San Diego Gas & Electric Co.), “E”, 5.875%, 1/01/2034	1,940,000	2,052,675
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2030	4,785,000	3,213,989
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2031	4,280,000	2,726,146
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2032	3,010,000	1,843,655
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, AGM, 5%, 6/01/2040	2,735,000	3,063,774
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A-1”, AMBAC, 4.6%, 6/01/2023	1,185,000	1,198,142
Hartnell , CA, Community College District (Monterey and San Benito Counties), Election of 2002 General Obligation, Capital Appreciation, “D”, 0%, 8/01/2039 (Prerefunded 8/01/2019)	10,355,000	2,356,280
Hollister, CA, (Community Development Project), BAM, 5%, 10/01/2029	1,480,000	1,690,160
Hollister, CA, (Community Development Project), BAM, 5%, 10/01/2031	1,675,000	1,904,073
Inland Valley, CA, Development Successor Agency Tax Allocation, “A”, AGM, 5%, 9/01/2044	1,745,000	1,916,254
Irvine, CA, Special Tax Bonds, Community Facilities District No. 2013-3, 5%, 9/01/2039	1,000,000	1,083,180
Irvine, CA, Special Tax Bonds, Community Facilities District No. 2013-3, 5%, 9/01/2044	1,500,000	1,623,855
Jurupa, CA, Public Financing Authority, Special Tax Rev., “A”, 5%, 9/01/2042	1,535,000	1,717,066
La Verne, CA, COP (Brethren Hillcrest Homes), 5%, 5/15/2036	455,000	479,515
Lake Tahoe, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 8/01/2045	4,240,000	2,973,046
Long Beach, CA, Marina Rev. (Alamitos Bay Marina Project), 5%, 5/15/2035	450,000	500,706

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Los Angeles County, CA, Regional Financing Authority Rev. (MonteCedro Inc. Project), “A”, CALHF, 5%, 11/15/2034	$330,000	$371,907
Los Angeles County, CA, Regional Financing Authority Rev. (MonteCedro Inc. Project), “A”, CALHF, 5%, 11/15/2044	555,000	620,124
Los Angeles County, CA, Rio Hondo Community College District, “C”, Convertible Capital Appreciation, 0% to 8/01/2024, 6.85% to 8/01/2042	10,000,000	10,409,200
Los Angeles, CA, Community Facilities District No. 4 Special Tax Refunding (Playa Vista- Phase 1), 5%, 9/01/2029	1,000,000	1,135,220
Los Angeles, CA, Community Facilities District No. 4 Special Tax Refunding (Playa Vista- Phase 1), 5%, 9/01/2030	1,000,000	1,128,150
Los Angeles, CA, Community Facilities District No. 4 Special Tax Refunding (Playa Vista- Phase 1), 5%, 9/01/2031	1,660,000	1,866,371
Los Angeles, CA, Unified School District, “D”, 5%, 1/01/2034	525,000	549,696
Madera, CA, Irrigation Financing Authority Water Rev., 6.5%, 1/01/2040 (Prerefunded 1/01/2020)	5,970,000	6,529,807
Merced, CA, Union High School District, Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2030	645,000	430,576
Mount San Antonio, CA, Community College District Rev. (Election of 2008), Convertible Capital Appreciation, “A”, 0% to 8/01/2028, 6.25% to 8/01/2043	7,025,000	5,735,070
Newport Mesa, CA, Unified School District (Election of 2005), Capital Appreciation, 0%, 8/01/2041	12,965,000	2,985,191
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2024	3,110,000	2,641,323
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2027	2,070,000	1,549,913
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2029	4,025,000	2,756,481
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2030	4,455,000	2,944,889
Palomar Health, CA, Refunding Rev., 5%, 11/01/2042	10,000,000	10,943,600
Palomar Health, CA, Refunding Rev., AGM, 5%, 11/01/2047	20,000,000	22,599,600
Palomar Pomerado Health Care District, CA, COP, 6.75%, 11/01/2039 (Prerefunded 11/01/2019)	4,080,000	4,452,382
Pioneers Memorial Healthcare District, CA, Rev., 5%, 10/01/2032	1,765,000	1,872,824
Pioneers Memorial Healthcare District, CA, Rev., 5%, 10/01/2040	1,365,000	1,430,657
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/2025	865,000	1,008,607
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/2026	905,000	1,049,909

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/2028	$635,000	$729,247
San Buenaventura, CA, Rev. (Community Memorial Health System), 7.5%, 12/01/2041	6,000,000	6,758,880
San Diego CA, Unified School District, “I”, 4%, 7/01/2047	10,000,000	10,504,400
San Francisco, CA, City & County Redevelopment Successor Agency, Community Facilities District No. 6 (Mission Bay South Public Improvements), Capital Appreciation, “A”, 0%, 8/01/2043	8,725,000	2,171,565
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Redevelopment Project), “A”, 5%, 8/01/2043	225,000	252,374
San Jose, CA, Airport Rev., “C”, 5%, 3/01/2030	885,000	1,018,228
State of California, 5%, 8/01/2028	4,865,000	5,883,001
State of California, 5%, 8/01/2030	5,000,000	5,985,500
University California, Limited Project Rev., “K”, 4%, 5/15/2046	7,900,000	8,204,703
Upland, CA, COP (San Antonio Community Hospital), 6.375%, 1/01/2032 (Prerefunded 1/01/2021)	600,000	680,502
West Contra Costa, CA, Healthcare District, AMBAC, 5.5%, 7/01/2029	700,000	701,372
West Contra Costa, CA, Unified School District (Election of 2005), Capital Appreciation, “C”, ASSD GTY, 0%, 8/01/2029	3,665,000	2,576,129
Whittier, CA, Union High School District, Capital Appreciation, 0%, 8/01/2034	2,270,000	856,199

		$332,155,626
Colorado - 2.6%
Central Platte Valley, CO, General Obligation, 5%, 12/01/2043	$1,250,000	$1,323,025
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2029	305,000	338,022
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2039	560,000	604,464
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2044	395,000	424,167
Colorado Educational & Cultural Facilities Authority Rev. (Littleton Preparatory Charter School Project), 5%, 12/01/2033	450,000	459,644
Colorado Educational & Cultural Facilities Authority Rev. (Littleton Preparatory Charter School Project), 5%, 12/01/2042	1,120,000	1,123,259
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 5%, 7/15/2037	490,000	531,194
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2030	350,000	385,728

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2034	$350,000	$378,459
Colorado Educational & Cultural Facilities Authority Rev. (Science, Technology, Engineering and Math School Project), 5%, 11/01/2044	885,000	889,965
Colorado Educational & Cultural Facilities Authority Rev. (Science, Technology, Engineering and Math School Project), 5.125%, 11/01/2049	765,000	768,618
Colorado Educational & Cultural Facilities Authority Rev. (The Classical Academy Project), “A”, 5%, 12/01/2038	895,000	982,164
Colorado Educational & Cultural Facilities Authority Rev. (University Lab School Project), 5%, 12/15/2035	2,000,000	2,124,080
Colorado Educational & Cultural Facilities Authority Rev. (University Lab School Project), 5%, 12/15/2045	2,675,000	2,813,351
Colorado Health Facilities Authority Rev. (American Baptist Homes), 8%, 8/01/2043	2,975,000	3,430,889
Colorado Health Facilities Authority Rev. (Christian Living Communities Project), 6.375%, 1/01/2041	1,620,000	1,757,441
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc. Project), “A”, 5%, 12/01/2021	105,000	115,903
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc. Project), “A”, 5%, 12/01/2033	4,295,000	4,598,571
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc. Project), “A”, 5%, 12/01/2035	1,710,000	1,871,031
Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan Society), 5.625%, 6/01/2043	825,000	929,610
Colorado Health Facilities Authority Rev. (Total Longterm Care, Inc.), “A”, 6%, 11/15/2030 (Prerefunded 11/15/2020)	700,000	780,535
Colorado Health Facilities Authority Rev. (Total Longterm Care, Inc.), “A”, 6.25%, 11/15/2040 (Prerefunded 11/15/2020)	1,150,000	1,290,082
Colorado Health Facilities Authority Rev., Improvement Bonds (Frasier Meadows Retirement Community Project), “B”, 5%, 5/15/2039	1,685,000	1,775,956
Colorado Health Facilities Authority Rev., Improvement Bonds (Frasier Meadows Retirement Community Project), “B”, 5%, 5/15/2048	3,360,000	3,528,269
Colorado Health Facilities Hospital Authority Rev. (Adventist Health System/Sunbelt Obligated Group), “2014-E”, 5%, 11/15/2034	6,530,000	7,290,288
Colorado High Performance Transportation Enterprise Senior Rev. (C-470 Express Lanes), 5%, 12/31/2056	2,890,000	3,133,772
Colorado Housing & Finance Authority, Solid Waste Rev. (Waste Management, Inc.), 5.7%, 7/01/2018	540,000	550,292

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2034	$8,490,000	$9,258,260
Colorado State University Board of Governors, System Enterprise Refunding Rev., “C”, 5%, 3/01/2031	5,190,000	6,186,688
Colorado State University Board of Governors, System Enterprise Refunding Rev., “E”, 4%, 3/01/2043	15,000,000	15,658,050
Denver, CO, City & County Special Facilities Airport Refunding Rev. (United Airlines), 5%, 10/01/2032	5,355,000	5,801,393
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2035	1,070,000	1,207,442
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2036	675,000	760,597
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2040	1,800,000	2,013,642
Denver, CO, Health & Hospital Authority Rev., “A”, 5%, 12/01/2039	3,660,000	3,921,178
Denver, CO, Health & Hospital Authority Rev., “A”, 5.25%, 12/01/2045	795,000	857,757
E-470 Public Highway Authority Rev., CO, Capital Appreciation, “B”, NATL, 0%, 9/01/2027	12,305,000	7,824,380
Fruita, CO, Rev. (Family Health West Project), 8%, 1/01/2043 (Prerefunded 1/01/2019)	4,440,000	4,743,430
Garfield & Mesa Counties, CO, Grand River Hospital District Rev., AGM, 5.25%, 12/01/2034	1,000,000	1,185,340
Garfield & Mesa Counties, CO, Grand River Hospital District Rev., AGM, 5.25%, 12/01/2035	1,000,000	1,182,320
Garfield & Mesa Counties, CO, Grand River Hospital District Rev., AGM, 5.25%, 12/01/2037	1,000,000	1,176,320
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, 5%, 12/01/2041	1,250,000	1,393,700
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, 5%, 12/01/2046	1,045,000	1,161,329
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 11/15/2028	6,860,000	8,633,859
Tallyn’s Reach, CO, Metropolitan District No. 3, CO, 5%, 12/01/2033	403,000	427,192
Tallyn’s Reach, CO, Metropolitan District No. 3, CO, 5.125%, 11/01/2038	824,000	868,669

		$118,460,325
Connecticut - 1.1%
Connecticut Health & Educational Facilities Authority Rev. (Church Home of Hartford, Inc. Project), “B-2”, 2.875%, 9/01/2020	$1,465,000	$1,465,381

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Connecticut - continued
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2037	$3,730,000	$4,027,318
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2043	8,535,000	9,133,133
Connecticut Health & Educational Facilities Authority Rev. (Trinity Health Credit Group), 5%, 12/01/2041	5,000,000	5,645,550
Connecticut Housing Finance Authority Rev., (Housing Mortgage Finance Program), “D-1”, 4%, 11/15/2044	1,755,000	1,822,480
Hartford County, CT, “C”, AGM, 5%, 11/01/2030	3,300,000	3,845,754
Hartford County, CT, “C”, AGM, 5%, 11/01/2031	2,830,000	3,286,139
Hartford County, CT, “C”, AGM, 5%, 11/01/2029	3,325,000	3,888,920
Mohegan Tribal Finance Authority, CT, Economic Development Bonds, 7%, 2/01/2045 (n)	7,180,000	7,587,321
Mohegan Tribe Indians, CT, Gaming Authority Rev., “C”, 4.75%, 2/01/2020 (n)	2,885,000	2,902,483
University of Connecticut, General Obligation, “A”, 5%, 3/15/2026	1,150,000	1,330,769
University of Connecticut, General Obligation, “A”, 5%, 1/15/2033	2,940,000	3,305,236

		$48,240,484
Delaware - 0.2%
Delaware Economic Development Authority Charter School Rev. (Aspira of Delaware Charter Operations, Inc. Project), “A”, 5%, 6/01/2036	$920,000	$932,448
Delaware Economic Development Authority Charter School Rev. (Aspira of Delaware Charter Operations, Inc. Project), “A”, 5%, 6/01/2046	1,635,000	1,642,635
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 4.625%, 9/01/2034	915,000	955,855
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 5%, 9/01/2044	1,030,000	1,097,259
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 5%, 9/01/2049	1,210,000	1,269,714
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), 5%, 9/01/2036	285,000	310,294
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), 5%, 9/01/2042	1,420,000	1,506,577
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), 5%, 9/01/2046	300,000	326,370

		$8,041,152
District of Columbia - 0.6%
District of Columbia Rev. (Friendship Public Charter School), “A”, 5%, 6/01/2036	$2,845,000	$3,150,923

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
District of Columbia - continued
District of Columbia Rev. (Friendship Public Charter School), “A”, 5%, 6/01/2046	$755,000	$829,315
District of Columbia Rev. (Kipp, D.C. Charter School), “A”, 6%, 7/01/2033 (Prerefunded 7/01/2023)	420,000	506,507
District of Columbia Rev. (Kipp, D.C. Charter School), “A”, 6%, 7/01/2043 (Prerefunded 7/01/2023)	1,095,000	1,320,537
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), 4.5%, 1/01/2025	1,040,000	1,014,031
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), “A”, 5.125%, 1/01/2035	1,175,000	1,118,130
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), “A”, 5.25%, 1/01/2039	775,000	730,050
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2030	1,475,000	1,511,860
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2035	5,000,000	5,082,800
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2045	8,820,000	8,830,319
District of Columbia, Tobacco Settlement, 6.75%, 5/15/2040	885,000	934,153

		$25,028,625
Florida - 6.9%
Alachua County, FL, Health Facilities Authority Rev. (East Ridge Retirement Village, Inc.), 6%, 11/15/2034	$1,180,000	$1,300,537
Alachua County, FL, Health Facilities Authority Rev. (East Ridge Retirement Village, Inc.), 6.25%, 11/15/2044	2,955,000	3,261,552
Alachua County, FL, Health Facilities Authority Rev. (East Ridge Retirement Village, Inc.), 6.375%, 11/15/2049	1,970,000	2,182,563
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 10/01/2032	1,250,000	1,467,450
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 10/01/2042	2,000,000	2,329,380
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 10/01/2046	1,000,000	1,160,090
Arborwood Community Development District, FL, Capital Improvement Rev. (Centex Homes Project), “A-3”, 5.5%, 5/01/2036	255,000	255,722
Arborwood Community Development District, FL, Capital Improvement Rev. (Master Infrastructure Projects), “A-2”, 5.35%, 5/01/2036	1,185,000	1,187,512

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Arborwood Community Development District, FL, Capital Improvement Rev., “A-1”, 6.9%, 5/01/2036	$295,000	$330,261
Arborwood Community Development District, FL, Capital Improvement Rev., “B”, 6.9%, 5/01/2025	290,000	329,347
Arborwood Community Development District, FL, Capital Improvement Rev., “B”, “A-2”, 6.9%, 5/01/2036	35,000	38,744
Baker, FL, Correctional Development Corp. (Baker County Detention Center), 8.5%, 2/01/2030 (Put Date 5/01/2020)	1,516,200	1,281,932
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.375%, 5/01/2030	690,000	728,343
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.5%, 5/01/2033	320,000	338,723
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.6%, 5/01/2034	1,355,000	1,441,056
Brevard County, FL, Industrial Development Rev. (TUFF Florida Tech LLC Project), 6.75%, 11/01/2039	4,720,000	4,903,372
Cape Coral, FL, Health Facilities Authority, Senior Housing Rev. (Gulf Care, Inc. Project), 5.875%, 7/01/2040	3,590,000	3,872,282
Capital Region Community Development District, FL, Capital Improvement Rev., “A”, 7%, 5/01/2039	2,385,000	2,386,574
Century Gardens Village Community Development District, FL, Special Assessment, 5.1%, 5/01/2037	915,000	915,064
Collier County, FL, Educational Facilities Authority Rev. (Ave Maria University, Inc. Project), “A”, 6.125%, 6/01/2043	5,910,000	6,480,433
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 5.5%, 5/15/2025	300,000	303,021
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 6.25%, 5/15/2035	300,000	300,834
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 7.75%, 5/15/2035	1,055,000	1,159,034
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 8.125%, 5/15/2044	6,590,000	7,317,075
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 6.5%, 5/15/2049	805,000	807,673
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “B”, 5.25%, 5/15/2022	1,255,000	1,258,363

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Creekside Community Development District, FL, Special Assessment, 5.2%, 5/01/2038 (a)(d)	$1,400,000	$574,000
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2020	395,000	421,374
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2024	575,000	657,576
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2025	670,000	772,805
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2035	1,650,000	1,816,568
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2046	2,245,000	2,423,298
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 5.75%, 8/15/2029	1,000,000	1,079,190
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	3,050,000	3,307,298
Florida Capital Trust Agency, Education Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2037	510,000	512,688
Florida Capital Trust Agency, Education Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2047	1,180,000	1,172,625
Florida Capital Trust Agency, Education Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2052	1,295,000	1,265,694
Florida Development Finance Corp. Educational Facilities Rev. (Bay Area Charter Foundation LLC), “A”, 7.75%, 6/15/2042	3,480,000	3,741,000
Florida Development Finance Corp. Educational Facilities Rev. (Florida Charter Educational Foundation Project), “A”, 6.25%, 6/15/2036	1,155,000	1,192,838
Florida Development Finance Corp. Educational Facilities Rev. (Florida Charter Educational Foundation Project), “A”, 6.375%, 6/15/2046	1,980,000	2,043,875
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 9/15/2030	2,575,000	2,713,535
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 6/15/2032	1,950,000	2,073,260
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 9/15/2040	5,490,000	5,733,811
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 7.625%, 6/15/2041	13,110,000	14,471,474
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6.125%, 6/15/2043	4,070,000	4,263,325
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6.125%, 6/15/2044	5,000,000	5,222,200

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Florida Development Finance Corp. Educational Facilities Rev. (Southwest Charter Foundation, Inc. Project), “A”, 6%, 6/15/2037	$1,510,000	$1,516,312
Florida Development Finance Corp. Educational Facilities Rev. (Southwest Charter Foundation, Inc. Project), “A”, 6.125%, 6/15/2047	3,860,000	3,874,668
Florida Housing Finance Corp, Homeowner Mortgage Rev. (Special Program), “A”, FHLMC, 3.5%, 7/01/2046	1,325,000	1,391,038
Florida Mid-Bay Bridge Authority Rev., “A”, 5%, 10/01/2035	5,000,000	5,585,600
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), “A”, 5.625%, 8/15/2029 (Prerefunded 8/15/2018)	4,700,000	4,807,724
Jacksonville, FL, Electric Authority Systems Rev., “B”, 5%, 10/01/2032	3,325,000	3,876,119
Jacksonville, FL, Electric Authority Systems Rev., “B”, 5%, 10/01/2033	6,855,000	7,960,026
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.25%, 5/01/2025	785,000	795,299
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2035	1,380,000	1,407,338
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2045	2,500,000	2,514,225
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood National and Polo Run Projects), 5.375%, 5/01/2047	2,825,000	2,992,551
Lee County, FL, Industrial Development Authority Healthcare Facilities Rev. (Shell Point Alliance), “B”, 6.5%, 11/15/2031	1,600,000	1,827,888
Legends Bay Community Development District, FL, “A”, 5.875%, 5/01/2038	1,765,000	1,765,671
Live Oak Lake Community Development District, FL, Capital Improvement Rev., 4.5%, 5/01/2036	4,830,000	4,700,653
Live Oak Lake Community Development District, FL, Capital Improvement Rev., 4.625%, 5/01/2047	2,720,000	2,600,130
Main Street, FL, Community Development District Rev., “A”, 6.8%, 5/01/2038 (Prerefunded 5/01/2018)	690,000	699,212
Main Street, FL, Community Development District Rev., “A”, 6.8%, 5/01/2038	855,000	856,402
Marshall Creek, FL, Community Development District Rev. (St. John’s County), “A”, 5%, 5/01/2032	1,560,000	1,554,306
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), 5%, 11/15/2039	1,000,000	1,068,040
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Miami Children’s Hospital), 6%, 8/01/2046 (Prerefunded 8/01/2021)	7,250,000	8,285,518

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Miami-Dade County, FL, Industrial Development Authority Rev. (Doral Academy Project), 5%, 1/15/2032	$1,000,000	$1,079,720
Miami-Dade County, FL, Industrial Development Authority Rev. (Doral Academy Project), 5%, 1/15/2037	1,215,000	1,293,380
Miami-Dade County, FL, Industrial Development Authority Rev. (Doral Academy Project), 5%, 1/15/2048	3,255,000	3,435,132
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5.25%, 9/15/2044	2,895,000	3,058,654
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5%, 9/15/2024	345,000	379,393
Miami-Dade County, FL, Rickenbacker Causeway Rev., 5%, 10/01/2043	2,000,000	2,237,340
Miami-Dade County, FL, Water & Sewer System Rev., “A”, 4%, 10/01/2044	19,000,000	19,693,500
Mid-Bay Bridge Authority Rev., FL, Springing Lien, “A”, 7.25%, 10/01/2034 (Prerefunded 10/01/2021)	300,000	356,769
Mid-Bay Bridge Authority Rev., FL, Springing Lien, “A”, 7.25%, 10/01/2040 (Prerefunded 10/01/2021)	8,365,000	9,947,909
Middle Village Community Development District, FL, Special Assessment, “A”, 5.8%, 5/01/2022	330,000	303,102
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2029	1,215,000	1,284,753
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2037	740,000	778,961
Midtown Miami, FL, Community Development District Special Assessment (Parking Garage Project), “A”, 5%, 5/01/2037	1,055,000	1,110,546
Miromar Lakes, FL, Community Development District, Capital Improvement Rev., 4.875%, 5/01/2022	555,000	578,959
Miromar Lakes, FL, Community Development District, Capital Improvement Rev., 5.375%, 5/01/2032	990,000	1,023,066
Naturewalk Community Development District, FL, Capital Improvement Rev., “B”, 5.3%, 5/01/2018 (d)(q)	1,575,000	1,244,250
North Broward, FL, Hospital District Rev. (Broward Health), “B”, 5%, 1/01/2042	7,340,000	7,867,232
Orlando, FL, Senior Tourist Development Tax Refunding Rev. (6th Cent Contract Payments), “A”, AGM, 5%, 11/01/2035	925,000	1,059,264
Orlando, FL, Senior Tourist Development Tax Refunding Rev. (6th Cent Contract Payments), “A”, AGM, 5%, 11/01/2036	840,000	959,658
Orlando, FL, Senior Tourist Development Tax Refunding Rev. (6th Cent Contract Payments), “A”, AGM, 5%, 11/01/2037	705,000	803,538
Orlando, FL, Senior Tourist Development Tax Refunding Rev. (6th Cent Contract Payments), “A”, AGM, 5%, 11/01/2038	820,000	932,414
OTC Community Development District, FL, Special Assessment, “A”, 5.3%, 5/01/2038	4,020,000	3,981,810

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (BRRH Corp. Obligated Group), 5%, 12/01/2031	$1,000,000	$1,094,840
Palm Beach County, FL, Health Facilities Rev. (Sinai Residences of Boca Raton Project), 7.5%, 6/01/2049	2,030,000	2,370,553
Palm River, FL, Community Development District, Special Assessment Rev., “A”, 5.375%, 5/01/2036 (a)(d)	895,000	313,250
Palm River, FL, Community Development District, Special Assessment Rev., “B”, 5.15%, 5/01/2013 (a)(d)	1,000,000	350,000
Parkway Center Community Development District, FL, Special Assessment, “B”, 7%, 5/01/2023	450,000	459,581
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 3.5%, 5/01/2021	390,000	390,920
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 4.1%, 5/01/2026	500,000	505,075
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 4.7%, 5/01/2036	1,370,000	1,397,400
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 4.875%, 5/01/2047	2,530,000	2,580,651
Pasco County, FL, Concord Station Community Development District, “A-1”, 3.625%, 5/01/2035	865,000	855,286
Pasco County, FL, Concord Station Community Development District, “A-1”, 3.5%, 5/01/2032	1,435,000	1,415,900
Pasco County, FL, Concord Station Community Development District, “A-1”, 3.75%, 5/01/2046	1,000,000	987,380
Pasco County, FL, Estancia At Wiregrass Community Development District, Capital Improvement, 5.25%, 11/01/2035	500,000	522,325
Pasco County, FL, Estancia At Wiregrass Community Development District, Capital Improvement, 7%, 11/01/2045	1,995,000	2,400,564
Pasco County, FL, Estancia At Wiregrass Community Development District, Capital Improvement, 5.375%, 11/01/2046	435,000	454,427
Paseo Community Development District, FL, Capital Improvement Rev., “B”, 4.875%, 5/01/2010 (a)(d)	1,415,000	14
Paseo Community Development District, FL, Capital Improvement Rev., Capital Appreciation, “A-2”, 0%, 5/01/2036	1,660,000	640,378
Paseo Community Development District, FL, Special Assessment, “A-1”, 5.4%, 5/01/2036	230,000	230,543
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	5,330,000	5,795,682
Sarasota County, FL, Health Facility Authority Retirement Facility Improvement Rev. (Village on the Isle Project), “A”, 5%, 1/01/2037	560,000	612,489
Sarasota County, FL, Health Facility Authority Retirement Facility Improvement Rev. (Village on the Isle Project), “A”, 5%, 1/01/2042	665,000	725,462

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Sarasota County, FL, Health Facility Authority Retirement Facility Improvement Rev. (Village on the Isle Project), “A”, 5%, 1/01/2047	$1,020,000	$1,109,311
Sarasota County, FL, Health Facility Authority Retirement Facility Improvement Rev. (Village on the Isle Project), “A”, 5%, 1/01/2052	1,875,000	2,029,781
Seminole County, FL, Industrial Development Authority Rev. (Choices in Learning, Inc.), “A”, 7.375%, 11/15/2041	3,900,000	4,272,567
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6%, 4/01/2029	1,155,000	1,201,454
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6.25%, 4/01/2039	1,715,000	1,788,042
St. John’s County, FL, Industrial Development Authority Rev. (Bayview Project), “A”, 5.25%, 10/01/2041	2,800,000	2,359,028
St. John’s County, FL, Industrial Development Authority Rev. (Bayview Project), “A”, 5.2%, 10/01/2027	1,590,000	1,488,733
St. John’s County, FL, Industrial Development Authority Rev. (Presbyterian Retirement), “A”, 6%, 8/01/2045 (Prerefunded 8/01/2020)	7,715,000	8,536,725
Sterling Hill Community Development District, FL, Capital Improvement Rev., “B”, 5.5%, 11/01/2010 (d)	498,884	349,219
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2026	155,000	174,274
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2029	145,000	160,270
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.125%, 7/01/2034	315,000	343,945
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.25%, 7/01/2044	935,000	1,019,262
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/2040	5,935,000	6,398,464
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/2044	2,695,000	2,898,311
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/2055	3,500,000	3,745,280
Tampa, FL (University of Tampa Project), 5%, 4/01/2040	965,000	1,071,459
Trout Creek Community Development District, FL, Capital Improvement Rev., 5.5%, 5/01/2035	2,280,000	2,296,576
Trout Creek Community Development District, FL, Capital Improvement Rev., 5.625%, 5/01/2045	4,125,000	4,145,295
Tuscany Reserve Community Development District, FL, Special Assessment, “B”, 5.25%, 5/01/2021	320,000	321,197
University of South Florida Financing Corp, Refunding Certificates of Participation, “A”, 5%, 7/01/2028	4,380,000	5,033,627

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
University of South Florida Financing Corp, Refunding Certificates of Participation, “A”, 5%, 7/01/2031	$5,420,000	$6,170,399
Villa Portofino East Community Development District, FL, Special Assessment, 5.2%, 5/01/2037	1,680,000	1,612,766
Villa Vizcaya Community Development District, FL, “A”, 5.55%, 5/01/2039 (a)(d)	790,000	402,900
Watergrass Community Development District Bond, 6.96%, 3/01/2018	57,225	54,364
Wiregrass Community Development District, FL, Capital Improvement Rev., 5.625%, 5/01/2045	1,000,000	1,064,230
Wiregrass Community Development District, FL, Capital Improvement Rev., 5.375%, 5/01/2035	470,000	497,241
Wiregrass Community Development District, FL, Capital Improvement Rev., 4.875%, 5/01/2036	915,000	939,632
Wiregrass Community Development District, FL, Capital Improvement Rev., 5%, 5/01/2047	1,695,000	1,737,256

		$313,607,769
Georgia - 1.1%
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.25%, 5/15/2033	$1,060,000	$1,168,830
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.375%, 5/15/2043	1,060,000	1,165,555
Atlanta, GA, Water & Wastewater Rev., “A”, 6%, 11/01/2022 (Prerefunded 11/01/2019)	2,895,000	3,119,276
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “A”, 8.75%, 6/01/2029	4,070,000	4,631,253
Cobb County, GA, Development Authority Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2030	580,000	631,075
Cobb County, GA, Development Authority Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2033	1,025,000	1,104,161
Cobb County, GA, Development Authority Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2038	1,100,000	1,173,183
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/2040	7,170,000	7,722,162
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A-1”, 4%, 6/01/2044	1,020,000	1,065,370
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/2028	2,245,000	2,715,709
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., 5.625%, 8/01/2034 (Prerefunded 8/01/2018)	1,235,000	1,260,330

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., Unrefunded Balance, 5.625%, 8/01/2034	$140,000	$142,409
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc.), “A”, 5.5%, 8/15/2054	3,465,000	4,021,029
Marietta, GA, Development Facilities Authority Rev. (Life University, Inc. Project), 7%, 6/15/2030 (Prerefunded 6/15/2018)	2,330,000	2,378,557
Marietta, GA, Development Facilities Authority Rev. (Life University, Inc. Project), 7%, 6/15/2039 (Prerefunded 6/15/2018)	4,360,000	4,450,862
Marietta, GA, Development Facilities Authority Rev. (Life University, Inc. Project), “A”, 5%, 11/01/2037	2,880,000	3,074,429
Marietta, GA, Development Facilities Authority Rev. (Life University, Inc. Project), “A”, 5%, 11/01/2047	1,960,000	2,060,215
Private Colleges & Universities, GA, Authority Rev. (Mercer University), “C”, 5.25%, 10/01/2027	920,000	1,008,173
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 1/01/2034	4,835,000	4,844,960

		$47,737,538
Guam - 0.4%
Guam Education Financing Foundation, COP (Guam Public School Facilities Project), “B”, 5%, 10/01/2026	$12,905,000	$12,508,817
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	970,000	1,026,968
Guam Government Department of Education (John F. Kennedy High School), “A”, COP, 6.875%, 12/01/2040	3,055,000	3,177,750
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	1,115,000	1,220,356
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	355,000	384,639
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	1,620,000	1,745,615

		$20,064,145
Hawaii - 0.4%
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 8.75%, 11/15/2029 (Prerefunded 11/15/2019)	$890,000	$994,397
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 9%, 11/15/2044 (Prerefunded 11/15/2019)	1,190,000	1,342,368
Hawaii Department of Budget & Finance, Special Purpose Rev. (Chaminade University), 5%, 1/01/2030	2,015,000	2,143,154
Hawaii Department of Budget & Finance, Special Purpose Rev. (Chaminade University), 5%, 1/01/2035	1,125,000	1,162,204

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Hawaii - continued
Hawaii Department of Budget & Finance, Special Purpose Rev. (Chaminade University), 5%, 1/01/2045	$1,140,000	$1,106,552
Hawaii Department of Budget & Finance, Special Purpose Rev. (Hawaiian Electric Co. & Subsidiary), 6.5%, 7/01/2039	10,580,000	11,246,328

		$17,995,003
Idaho - 0.0%
Idaho Health Facilities Authority Rev. (Madison Memorial Hospital Project), 5%, 9/01/2037	$830,000	$885,403

Illinois - 10.3%
Burbank, IL, Educational Facility Rev. (Intercultural Montessori Language School Project), “A”, 6%, 9/01/2035	$2,170,000	$2,188,250
Burbank, IL, Educational Facility Rev. (Intercultural Montessori Language School Project), “A”, 6.25%, 9/01/2045	3,565,000	3,575,410
Chicago, IL (Modern Schools Across Chicago Program), “G”, AMBAC, 5%, 12/01/2023	840,000	843,360
Chicago, IL, “A”, 5.5%, 1/01/2039	2,380,000	2,558,000
Chicago, IL, “A”, AGM, 4.625%, 1/01/2031	655,000	657,463
Chicago, IL, “A”, 5%, 1/01/2026	1,000,000	1,082,250
Chicago, IL, “A”, 5.25%, 1/01/2028	5,245,000	5,700,109
Chicago, IL, “A”, 5.25%, 1/01/2028	2,095,000	2,274,102
Chicago, IL, “A”, 5.25%, 1/01/2033	4,230,000	4,487,565
Chicago, IL, “A”, 5%, 1/01/2034	5,405,000	5,646,441
Chicago, IL, “A”, 5%, 1/01/2036	1,920,000	1,996,570
Chicago, IL, “A”, 5%, 1/01/2040	2,775,000	2,826,809
Chicago, IL, “A”, AGM, 5%, 1/01/2022	30,000	30,124
Chicago, IL, “A”, AGM, 5%, 1/01/2022	185,000	185,537
Chicago, IL, “A”, AGM, 5%, 1/01/2023	115,000	115,330
Chicago, IL, “A”, AGM, 5%, 1/01/2024	15,000	15,062
Chicago, IL, “A”, AGM, 5%, 1/01/2025	15,000	15,043
Chicago, IL, “A”, AGM, 5%, 1/01/2026	15,000	15,044
Chicago, IL, “A”, AGM, 5%, 1/01/2027	285,000	285,698
Chicago, IL, “A”, AGM, 5%, 1/01/2028	15,070,000	15,804,210
Chicago, IL, “A”, AGM, 4.75%, 1/01/2030	355,000	356,385
Chicago, IL, “A”, AGM, 5%, 1/01/2034	3,405,000	3,414,057
Chicago, IL, “A”, AGM, 5%, 1/01/2037	4,835,000	4,846,991
Chicago, IL, “A”, AMBAC, 5%, 1/01/2024	1,440,000	1,445,688
Chicago, IL, “A”, Capital Appreciation, NATL, 0%, 1/01/2027	2,610,000	1,789,364
Chicago, IL, “B”, 5.25%, 1/01/2029	3,150,000	3,407,418
Chicago, IL, “B”, AGM, 4.75%, 1/01/2032	2,135,000	2,143,327
Chicago, IL, “C”, 5%, 1/01/2026	1,960,000	2,154,530
Chicago, IL, “C”, NATL, 5%, 1/01/2023	570,000	571,636

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, “C”, NATL, 5%, 1/01/2028	$275,000	$275,429
Chicago, IL, “C”, NATL, 5%, 1/01/2029	5,205,000	5,213,120
Chicago, IL, “D”, 5.5%, 1/01/2033	1,630,000	1,761,019
Chicago, IL, (Modern Schools Across Chicago Program), “A”, AMBAC, 5%, 1/01/2022	4,965,000	4,984,661
Chicago, IL, (Modern Schools Across Chicago Program), “A”, AMBAC, 5%, 12/01/2024	3,700,000	3,714,615
Chicago, IL, (Modern Schools Across Chicago Program), “H”, AMBAC, 5%, 12/01/2020	2,880,000	2,891,434
Chicago, IL, (Modern Schools Across Chicago Program), “H”, AMBAC, 5%, 12/01/2021	1,675,000	1,681,650
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2019	1,105,000	1,049,971
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2028	12,640,000	7,723,798
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2022	1,810,000	1,516,961
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2023	1,540,000	1,230,167
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2029	4,250,000	2,475,795
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2030	1,730,000	959,181
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2023	1,020,000	814,786
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2022	835,000	699,814
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2026	4,335,000	2,926,342
Chicago, IL, Board of Education, “B”, AGM, 5%, 12/01/2035	5,655,000	5,724,670
Chicago, IL, Board of Education, “C”, AGM, 5%, 12/01/2032	14,335,000	14,702,693
Chicago, IL, Board of Education, “C”, ASSD GTY, 5.25%, 12/01/2025	10,350,000	10,655,015
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2042	725,000	781,630
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2046	710,000	762,632
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 6%, 4/01/2046	18,690,000	22,028,034
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, 7%, 12/01/2046	7,105,000	8,559,536
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “G”, 5%, 12/01/2034	5,735,000	5,909,860

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “H”, 5%, 12/01/2036	$5,740,000	$5,887,575
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “H”, 5%, 12/01/2046	5,610,000	5,767,641
Chicago, IL, City Colleges of Chicago Capital Improvement Project, Capital Appreciation, NATL, 0%, 1/01/2027	3,180,000	2,180,144
Chicago, IL, General Obligation, “A”, 6%, 1/01/2038	6,225,000	7,110,444
Chicago, IL, General Obligation, “A”, AMBAC, 5.5%, 12/01/2019	450,000	469,791
Chicago, IL, Modern Schools Across Chicago Program, “D”, AMBAC, 5%, 12/01/2022	4,465,000	4,482,681
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2032	675,000	756,668
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2033	335,000	375,368
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.5%, 1/01/2043	1,350,000	1,530,806
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	4,970,000	5,652,828
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035	1,055,000	1,157,673
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/2031	540,000	590,803
Chicago, IL, Wastewater Transmission Rev., “B”, AGM, 5%, 1/01/2031	4,140,000	4,700,101
Cook County, IL, 5%, 11/15/2034	835,000	933,680
Cook County, IL, 5%, 11/15/2035	3,030,000	3,380,783
Cook County, IL, Community College District 508 (City Colleges), BAM, 5%, 12/01/2047	7,945,000	8,672,921
Du Page County, IL, Special Service Area No. 31 Special Tax (Monarch Landing Project), 5.625%, 3/01/2036	879,000	881,567
Illiinois Railsplitter Tobacco Settlement Authority Rev., 5%, 6/01/2027	4,970,000	5,721,414
Illinois Finance Authority Charter School Rev. (Uno Charter School Network, Inc.), “A”, 7.125%, 10/01/2041	2,000,000	2,096,580
Illinois Finance Authority Educational Facility Rev. (Rogers Park Montessori School Project), 6%, 2/01/2034	700,000	737,737
Illinois Finance Authority Educational Facility Rev. (Rogers Park Montessori School Project), 6.125%, 2/01/2045	1,800,000	1,894,302
Illinois Finance Authority Refunding Rev. (Southern Illinois Healthcare Enterprises, Inc.), “C”, 5%, 3/01/2032	205,000	232,491
Illinois Finance Authority Refunding Rev. (Southern Illinois Healthcare Enterprises, Inc.), “C”, 5%, 3/01/2034	115,000	129,268
Illinois Finance Authority Rev. (Christian Homes, Inc.), 6.125%, 5/15/2027 (Prerefunded 5/15/2020)	1,470,000	1,615,898

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (Christian Homes, Inc.), 6.125%, 5/15/2027	$2,680,000	$2,862,347
Illinois Finance Authority Rev. (Christian Homes, Inc.), 5%, 5/15/2036	760,000	802,127
Illinois Finance Authority Rev. (Christian Homes, Inc.), 5%, 5/15/2040	1,690,000	1,769,227
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2034	2,000,000	2,183,400
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2035	2,000,000	2,180,240
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 4.75%, 5/15/2033	2,745,000	2,855,322
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.125%, 5/15/2043	3,410,000	3,587,627
Illinois Finance Authority Rev. (KishHealth Systems Obligated Group), 5.75%, 10/01/2028 (Prerefunded 10/01/2018)	3,770,000	3,874,354
Illinois Finance Authority Rev. (Lutheran Home & Services), 5.5%, 5/15/2027	680,000	728,620
Illinois Finance Authority Rev. (Lutheran Home & Services), 5.625%, 5/15/2042	3,505,000	3,686,173
Illinois Finance Authority Rev. (Mercy Health Corp.), 5%, 12/01/2040	3,020,000	3,294,578
Illinois Finance Authority Rev. (OSF Healthcare), “A”, 7%, 11/15/2029 (Prerefunded 5/15/2019)	3,025,000	3,237,264
Illinois Finance Authority Rev. (OSF Healthcare), “A”, 7.125%, 11/15/2037 (Prerefunded 5/15/2019)	2,555,000	2,738,321
Illinois Finance Authority Rev. (Presbyterian Homes Obligated Group), “A”, 5%, 11/01/2030	740,000	845,139
Illinois Finance Authority Rev. (Presbyterian Homes Obligated Group), “A”, 5%, 11/01/2031	550,000	624,987
Illinois Finance Authority Rev. (Presbyterian Homes Obligated Group), “B”, FLR, 2.445% (70% of LIBOR 1-Mo. + 1.35%), 5/01/2036 (Put Date 5/01/2021)	1,070,000	1,075,500
Illinois Finance Authority Rev. (Presence Health Network), “A”, 7.75%, 8/15/2034 (Prerefunded 8/15/2019)	3,830,000	4,191,514
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2036	2,625,000	2,906,295
Illinois Finance Authority Rev. (Presence Health Network), “C”, 4%, 2/15/2041	9,860,000	9,824,800
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2041	5,515,000	6,065,783
Illinois Finance Authority Rev. (Provena Health), 7.75%, 8/15/2034 (Prerefunded 8/15/2019)	35,000	38,275

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 5/01/2028 (Prerefunded 5/01/2020)	$4,125,000	$4,516,256
Illinois Finance Authority Rev. (Rehabilitation Institute of Chicago), “A”, 6%, 7/01/2043	1,305,000	1,458,455
Illinois Finance Authority Rev. (Resurrection Health Care Corp.), 6.125%, 5/15/2025 (Prerefunded 5/15/2019)	2,455,000	2,599,992
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/2029	6,045,000	6,381,465
Illinois Finance Authority Rev. (Rosalind Franklin University), “A”, 5%, 8/01/2042	640,000	691,738
Illinois Finance Authority Rev. (Rosalind Franklin University), “A”, 5%, 8/01/2047	940,000	1,012,126
Illinois Finance Authority Rev. (Rosalind Franklin University, Research Building Project), “C”, 5%, 8/01/2046	755,000	813,550
Illinois Finance Authority Rev. (Rosalind Franklin University, Research Building Project), “C”, 5%, 8/01/2049	970,000	1,042,847
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.875%, 8/15/2038 (Prerefunded 8/15/2019)	1,500,000	1,621,725
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	2,545,000	2,756,337
Illinois Finance Authority Rev., Friendship Village of Schaumburg, 5%, 2/15/2037	12,490,000	12,219,716
Illinois Finance Authority Rev., Friendship Village of Schaumburg, 7.25%, 2/15/2045 (Prerefunded 2/15/2020)	3,600,000	4,000,464
Illinois Finance Authority Student Housing and Academic Facility Rev. (CHF-Chicago, LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2037	415,000	450,026
Illinois Finance Authority Student Housing and Academic Facility Rev. (CHF-Chicago, LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2047	825,000	897,369
Illinois Finance Authority Student Housing and Academic Facility Rev. (CHF-Chicago, LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2050	415,000	446,266
Illinois Finance Authority Student Housing Rev. (Illinois State University), 6.75%, 4/01/2031 (Prerefunded 4/01/2021)	1,875,000	2,162,269
Illinois Finance Authority Student Housing Rev. (Northern Illinois University Project), 6.625%, 10/01/2031	5,785,000	6,336,600
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	14,375,000	16,362,919
Illinois Railsplitter Tobacco Settlement Authority Rev., 5.5%, 6/01/2023 (Prerefunded 6/01/2021)	560,000	628,415
Illinois Sports Facilities Authority, AMBAC, 5.5%, 6/15/2030	1,600,000	1,603,184
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., AGM, 5%, 6/15/2027	2,325,000	2,560,127

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Toll Highway Authority Rev., “C”, 5%, 1/01/2037	$7,500,000	$8,385,450
Lincolnshire, IL, Special Service Area No. 1 (Sedgebrook Project), 6.25%, 3/01/2034	2,657,000	2,662,580
Romeoville, IL, Rev. (Lewis University Project), “A”, 5%, 10/01/2042	1,450,000	1,574,251
State of Illinois, 5%, 8/01/2018	18,285,000	18,527,642
State of Illinois, 5%, 6/01/2020	5,595,000	5,817,905
State of Illinois, 5%, 1/01/2028	550,000	570,532
State of Illinois, 5%, 5/01/2028	4,130,000	4,339,763
State of Illinois, 5.25%, 7/01/2028	3,260,000	3,467,923
State of Illinois, 5%, 11/01/2028	2,595,000	2,751,349
State of Illinois, 5%, 2/01/2029	2,820,000	2,989,764
State of Illinois, 4.125%, 11/01/2031	2,195,000	2,126,494
State of Illinois, 4.5%, 11/01/2039	2,420,000	2,367,268
State of Illinois, AGM, 5%, 2/01/2027	2,040,000	2,271,887
State of Illinois, NATL, 6%, 11/01/2026	5,955,000	6,815,438
State of Illinois, “A”, 5%, 12/01/2020	3,995,000	4,186,840
State of Illinois, “B”, 5%, 12/01/2020	2,205,000	2,310,884
State of Illinois, “C”, 5%, 11/01/2029	17,515,000	18,639,638
Upper Illinois River Valley Development Authority (Pleasant View Lutheran Home), 7.25%, 11/15/2040	1,080,000	1,129,216
Upper Illinois River Valley Development Authority (Pleasant View Lutheran Home), 7.375%, 11/15/2045	1,250,000	1,309,300

		$468,611,613
Indiana - 1.6%
Carmel, IN, Rev. (Barrington of Carmel Project), “A”, 7.125%, 11/15/2042	$3,000,000	$3,238,950
Indiana Finance Authority Health Facilities Rev. (Baptist Healthcare System Obligated Group), 5%, 8/15/2051	6,955,000	7,518,981
Indiana Finance Authority Rev. (Marquette Project), 4.75%, 3/01/2032	1,790,000	1,836,630
Indiana Finance Authority Rev. (Marquette Project), 5%, 3/01/2039	1,215,000	1,268,193
Indiana Finance Authority Rev. (Marquette Project), “A”, 5%, 3/01/2030	460,000	495,751
Indiana Finance Authority Rev. (Marquette Project), “A”, 5%, 3/01/2039	1,155,000	1,221,193
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2035	2,095,000	2,272,363
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	5,350,000	5,758,901
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	3,260,000	3,497,524

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Indiana - continued
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2048	$4,020,000	$4,300,596
Indianapolis, IN, Local Public Improvement Bond Bank (Pilot Infrastructure Project), “B”, 4%, 1/01/2037	10,010,000	10,494,484
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 5%, 4/01/2042	1,430,000	1,483,711
Richmond, IN, Hospital Authority Rev. (Reid Hospital & Health Center Services), “A”, 6.625%, 1/01/2039 (Prerefunded 1/01/2019)	4,760,000	4,983,625
Terre Haute, IN, Rev. (Westminster Village), 6%, 8/01/2039	3,600,000	3,609,828
University of Southern Indiana Rev. (Student Fee), “J”, ASSD GTY, 5.75%, 10/01/2028 (Prerefunded 10/01/2019)	1,445,000	1,544,777
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/2034	4,370,000	5,160,970
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	10,875,000	12,898,403

		$71,584,880
Iowa - 0.8%
Altoona, IA, Urban Renewal Tax Increment Rev., 6%, 6/01/2043 (Prerefunded 6/01/2018)	$3,000,000	$3,046,080
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2030	800,000	888,576
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2031	1,480,000	1,639,204
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2032	715,000	789,832
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.625%, 12/01/2019	1,745,000	1,786,077
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.875%, 12/01/2020	325,000	334,042
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.5%, 12/01/2025	790,000	834,738
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.6%, 12/01/2026	795,000	840,450
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.7%, 12/01/2027	95,000	99,894
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.75%, 12/01/2028	1,615,000	1,697,946
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “B”, 5.6%, 6/01/2034	4,295,000	4,342,546
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “C”, 5.375%, 6/01/2038	4,500,000	4,511,880
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “C”, 5.625%, 6/01/2046	15,405,000	15,405,000

		$36,216,265

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kansas - 0.7%
Coffeyville, KS, Electric Utility System Rev., “B”, NATL, 5%, 6/01/2038	$3,600,000	$3,968,352
Coffeyville, KS, Electric Utility System Rev., “B”, NATL, 5%, 6/01/2042	1,500,000	1,648,365
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2036	1,405,000	1,506,427
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2041	615,000	654,219
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 5.375%, 5/15/2027	1,185,000	1,185,984
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 7.125%, 5/15/2029	1,555,000	1,665,545
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 5.5%, 5/15/2039	2,325,000	2,326,790
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), “A”, 5%, 5/15/2043	4,000,000	4,122,600
Wichita, KS, Health Care Facilities Rev. (Kansas Masonic Home), “II-A”, 5%, 12/01/2031	620,000	656,716
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “A”, 6.375%, 5/15/2043	4,165,000	4,405,987
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “IV-A”, 5%, 5/15/2029	500,000	505,425
Wichita, KS, Sales Tax Special Obligations Rev. (K-96 Greenwich Star Bond Project), 3%, 9/01/2023	2,165,000	2,174,201
Wichita, KS, Sales Tax Special Obligations Rev. (K-96 Greenwich Star Bond Project), 4.2%, 9/01/2027	2,845,000	2,848,442
Wyandotte County/Kansas City, KS, Unified Government Utility System Improvement Rev., “A”, 5%, 9/01/2044	1,740,000	1,964,095

		$29,633,148
Kentucky - 2.1%
Glasgow, KY, Healthcare Rev. (TJ Samson Community Hospital), 6.375%, 2/01/2035	$2,840,000	$3,065,808
Kentucky Economic Development Finance Authority Health Care Rev. (Masonic Homes of Kentucky, Inc.), 5.375%, 11/15/2042	2,915,000	3,054,191
Kentucky Economic Development Finance Authority Health Care Rev. (Masonic Homes of Kentucky, Inc.), 5.5%, 11/15/2045	1,325,000	1,393,026
Kentucky Economic Development Finance Authority Health Facilities Rev. (Baptist Life Communities Project), “A”, 6.25%, 11/15/2046	5,105,000	5,107,808
Kentucky Economic Development Finance Authority Health Facilities Rev. (Baptist Life Communities Project), “A”, 6.375%, 11/15/2051	4,855,000	4,881,945

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kentucky - continued
Kentucky Economic Development Finance Authority Hospital Facilities Rev. (Baptist Healthcare System), “B”, 5%, 8/15/2037	$1,250,000	$1,373,238
Kentucky Economic Development Finance Authority Hospital Facilities Rev. (Baptist Healthcare System), “B”, 5%, 8/15/2041	13,475,000	14,701,899
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System Obligated Group), 5.625%, 8/15/2027 (Prerefunded 8/15/2018)	405,000	414,060
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System Obligated Group), 5.625%, 8/15/2027	410,000	418,106
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System Obligated Group), “B”, 5%, 8/15/2046	5,245,000	5,692,031
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System Inc.), “A”, 6%, 6/01/2030 (Prerefunded 6/01/2020)	3,460,000	3,800,118
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System), “A”, 5%, 6/01/2037	3,040,000	3,301,774
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System), “A”, 5%, 6/01/2041	1,995,000	2,137,742
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System), “A”, 5.25%, 6/01/2041	1,555,000	1,716,502
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System), “A”, 5%, 6/01/2045	2,490,000	2,660,167
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	6,255,000	6,923,284
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/2045 (Prerefunded 6/01/2020)	1,955,000	2,169,424
Kentucky Economic Development Finance Authority Louisville Arena Project Rev. (Louisville Arena Authority, Inc.), AGM, 5%, 12/01/2047	1,605,000	1,767,249
Kentucky Economic Development Finance Authority Louisville Arena Project Rev. (Louisville Arena Authority, Inc.), “A”, AGM, 5%, 12/01/2045	2,860,000	3,154,008
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - The Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2036	2,505,000	2,654,649
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - The Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2046	6,945,000	7,255,789
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - The Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2051	1,755,000	1,827,341

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kentucky - continued
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - The Miralea Project), 7.25%, 5/15/2041 (Prerefunded 5/15/2021)	$3,000,000	$3,518,250
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - The Miralea Project), 7.375%, 5/15/2046 (Prerefunded 5/15/2021)	1,495,000	1,759,196
Louisville/Jefferson County, KY, Metro Government College Improvement Rev. (Bellarmine University Project), “A”, 5%, 5/01/2034	1,440,000	1,560,744
Louisville/Jefferson County, KY, Metro Government College Improvement Rev. (Bellarmine University Project), “A”, 5%, 5/01/2035	2,290,000	2,472,902
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “A”, 6.25%, 6/01/2039	1,635,000	1,731,073
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “B”, 5.625%, 9/01/2039	1,830,000	1,935,317
University of Kentucky, General Receipts, “A”, 5%, 4/01/2036	1,460,000	1,664,575

		$94,112,216
Louisiana - 1.2%
Jefferson Parish, LA, Hospital Service District No. 1 (West Jefferson Medical Center), “A”, 6%, 1/01/2039 (Prerefunded 1/01/2021)	$1,500,000	$1,680,765
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	3,200,000	3,299,648
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/2041	2,000,000	2,051,180
Louisiana Local Government, Environmental Facilities & Community Development Authority Refunding Bonds Rev. (Westside Habilitation Center Project), “A”, 5.75%, 2/01/2032	900,000	915,795
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “A”, 5.625%, 6/01/2045	6,355,000	6,505,741
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6%, 11/15/2035	1,145,000	1,264,584
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6.25%, 11/15/2045	4,435,000	4,930,434
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A”, 6.5%, 8/01/2029	2,990,000	3,316,897

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - continued
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A-2”, 6.5%, 11/01/2035	$4,000,000	$4,452,520
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Rehab Center Project), “A”, 6.125%, 2/01/2037	3,480,000	3,543,754
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Rehab Center Project), “A”, 6.25%, 2/01/2047	2,830,000	2,880,600
Louisiana Public Facilities Authority Hospital Rev. (Lake Charles Memorial Hospital), 6.375%, 12/01/2034	6,470,000	6,809,028
Louisiana Public Facilities Authority Rev., (Loyola University Project), Convertible Capital Appreciation, 0% to 10/01/2023, 5.25% to 10/01/2046	4,725,000	3,850,828
New Orleans, LA, Aviation Board Gulf Opportunity Zone CFC Rev. (Consolidated Rental Car), “A”, 6.25%, 1/01/2030	2,050,000	2,127,326
New Orleans, LA, Sewerage Service Rev., 5%, 12/01/2040	875,000	978,793
New Orleans, LA, Sewerage Service Rev., 5%, 6/01/2045	2,405,000	2,674,144
New Orleans, LA, Sewerage Service Rev., 5%, 12/01/2045	1,095,000	1,220,881

		$52,502,918
Maine - 0.1%
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), “R-3”, 5.25%, 1/01/2025	$6,170,000	$6,600,851

Maryland - 1.1%
Anne Arundel County, MD, Special Obligation (National Business Park-North Project), 6.1%, 7/01/2040	$1,320,000	$1,354,096
Anne Arundel County, MD, Special Obligation (VLG South Waugh Chapel Project), 6.25%, 7/01/2040	4,700,000	4,824,456
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2039	1,465,000	1,641,401
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2042	1,300,000	1,452,048
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2046	2,090,000	2,314,550
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), “A”, 5%, 9/01/2038	2,680,000	2,871,620
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), “A”, 7%, 9/01/2038 (Prerefunded 9/01/2018)	2,600,000	2,684,162
Howard County, MD, Retirement Community Rev. (Vantage House Facility), 5%, 4/01/2036	1,225,000	1,270,509
Howard County, MD, Retirement Community Rev. (Vantage House Facility), 5%, 4/01/2036	2,930,000	3,038,850
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.125%, 2/15/2034	850,000	856,647

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maryland - continued
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.375%, 2/15/2039	$745,000	$754,298
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.5%, 2/15/2047	2,190,000	2,219,456
Maryland Economic Development Corp. Refunding Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2032	985,000	1,115,769
Maryland Economic Development Corp. Refunding Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2035	1,775,000	1,995,881
Maryland Economic Development Corp. Refunding Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2030	1,070,000	1,223,053
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.375%, 6/01/2025 (Prerefunded 6/01/2020)	885,000	960,473
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2031	350,000	397,772
Maryland Health & Higher Educational Facilities Authority Rev. (Adventist Healthcare Issue), “A”, 5.5%, 1/01/2036	2,290,000	2,630,477
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community Project), 6.25%, 1/01/2041 (Prerefunded 1/01/2021)	2,360,000	2,661,089
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2033	1,380,000	1,518,014
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2034	860,000	943,145
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2038	3,835,000	4,170,908
Rockville, MD, Mayor & Council Economic Development Refunding Rev. (Ingleside at King Farm Project), “A-1”, 5%, 11/01/2037	890,000	978,760
Rockville, MD, Mayor & Council Economic Development Refunding Rev. (Ingleside at King Farm Project), “B”, 5%, 11/01/2042	1,530,000	1,671,005
Rockville, MD, Mayor & Council Economic Development Refunding Rev. (Ingleside at King Farm Project), “B”, 5%, 11/01/2047	1,605,000	1,745,855
Westminster, MD, Refunding Rev. (Carroll Lutheran Village, Inc.), 5.125%, 7/01/2040	2,600,000	2,768,480

		$50,062,774
Massachusetts - 4.3%
Commonwealth of Massachusetts Transportation Fund Rev. (Rail Enhancement & Accelerated Bridge Programs), “A”, 5%, 6/01/2042	$18,480,000	$21,451,584
Commonwealth of Massachusetts Transportation Fund Rev. (Rail Enhancement & Accelerated Bridge Programs), “A”, 5%, 6/01/2047	13,065,000	15,108,235
Commonwealth of Massachusetts, General Obligation Consolidated Loan of 2018, “A”, 5%, 1/01/2038	15,000,000	17,471,850

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Bay Transportation Authority, Subordinated Sales Tax Rev. (Sustainability Bonds), “A-1”, 5%, 7/01/2046	$11,770,000	$13,562,689
Massachusetts College Building Authority Rev., “A”, 5%, 5/01/2031	2,535,000	2,870,076
Massachusetts Development Finance Agency Refunding Rev., Newbridge on The Charles, Inc., 5%, 10/01/2037	400,000	436,008
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 10/15/2037	9,250,000	9,264,615
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2029	1,450,000	1,630,786
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2030	3,015,000	3,380,900
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2031	835,000	933,580
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2035	9,160,000	10,139,204
Massachusetts Development Finance Agency Rev. (Emmanuel College), “A”, 5%, 10/01/2034	3,235,000	3,597,352
Massachusetts Development Finance Agency Rev. (Emmanuel College), “A”, 5%, 10/01/2035	1,745,000	1,937,718
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “B”, 5%, 7/01/2027	3,690,000	4,096,158
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “B”, 5%, 7/01/2037	1,000,000	1,075,330
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “B”, 5%, 7/01/2042	3,000,000	3,213,840
Massachusetts Development Finance Agency Rev. (Lawrence General Hospital), 5%, 7/01/2042	2,900,000	3,099,694
Massachusetts Development Finance Agency Rev. (Lawrence General Hospital), 5%, 7/01/2047	7,500,000	7,986,300
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A”, 4.68%, 11/15/2021	840,000	844,435
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 11/15/2031	869,621	904,136
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 11/15/2039	218,601	227,277
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 11/15/2046	525,000	545,753
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-2”, 5.5%, 11/15/2046	52,683	52,696
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), Capital Appreciation, “B”, 0%, 11/15/2056	289,249	17,994

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Development Finance Agency Rev. (Newbridge On The Charles, Inc.), 5%, 10/01/2047	$1,380,000	$1,493,091
Massachusetts Development Finance Agency Rev. (Newbridge On The Charles, Inc.), 5%, 10/01/2057	4,580,000	4,917,271
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.25%, 11/15/2033 (Prerefunded 11/15/2023)	1,350,000	1,661,135
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.5%, 11/15/2043 (Prerefunded 11/15/2023)	2,080,000	2,587,645
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 4%, 4/15/2020	65,000	66,962
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 5%, 4/15/2025	170,000	190,002
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 10/01/2033	430,000	499,191
Massachusetts Development Finance Agency Rev. (Simmons College), “K-1”, 5%, 10/01/2024	1,400,000	1,609,860
Massachusetts Development Finance Agency Rev. (Simmons College), “K-1”, 5%, 10/01/2025	800,000	928,384
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2033	480,000	541,824
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2034	645,000	725,864
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2035	325,000	365,190
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “I”, 5%, 7/01/2036	1,685,000	1,867,789
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “K”, 5%, 7/01/2038	1,120,000	1,233,243
Massachusetts Development Finance Agency Rev. (Wentworth Institute of Technology Issue), 5%, 10/01/2046	985,000	1,083,727
Massachusetts Development Finance Agency Rev. (Western New England University), 5%, 9/01/2028	960,000	1,069,325
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “A”, 4.875%, 11/01/2027	3,585,000	3,588,083
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “C”, 5.25%, 11/01/2042	11,780,000	11,788,482
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 12/01/2042 (Prerefunded 5/01/2019)	685,000	720,647
Massachusetts Educational Financing Authority, Education Loan Rev, “A”, 4.25%, 1/01/2030	975,000	1,009,837
Massachusetts Educational Financing Authority, Education Loan Rev, “A”, 4.25%, 1/01/2031	665,000	686,293

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 1/01/2030	$1,195,000	$1,206,317
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 1/01/2022	250,000	264,600
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.7%, 7/01/2026	1,100,000	1,138,874
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.9%, 7/01/2028	1,145,000	1,186,048
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033	2,490,000	2,426,107
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033 (u)	16,890,000	16,456,602
Massachusetts Health & Higher Educational Facilities Authority Refunding Bonds Rev. (Suffolk University) , 6.25%, 7/01/2030 (Prerefunded 7/01/2019)	3,900,000	4,158,141
Massachusetts Health & Higher Educational Facilities Authority Refunding Bonds Rev. (Suffolk University) , 6.25%, 7/01/2030	2,230,000	2,352,115
Massachusetts Housing Finance Agency, Single Family Housing Rev., “169”, 4%, 12/01/2029	60,000	60,221
Massachusetts Housing Finance Agency, Single Family Housing Rev., “177”, 4%, 6/01/2039	985,000	1,033,167
Massachusetts Port Authority Special Facilities Rev. (ConRAC Project), “A”, 5.125%, 7/01/2041	340,000	368,444
Massachusetts Port Authority Special Facilities Rev. (Delta Air Lines Project, Inc.), “A”, AMBAC, 5%, 1/01/2027	2,760,000	2,805,485

		$195,938,176
Michigan - 2.0%
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5.25%, 7/01/2039	$9,635,000	$10,474,883
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, AGM, 5%, 7/01/2039	3,190,000	3,415,023
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, 5%, 7/01/2036	375,000	400,665
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, 5.25%, 7/01/2041	2,055,000	2,240,176
Detroit, MI, Water Supply System Rev., Senior Lien, “C”, 5%, 7/01/2041	535,000	569,818
Grand Rapids, MI, Economic Development Corp. Rev. (Beacon Hill at Eastgate Project), “A”, 5%, 11/01/2037	555,000	591,092
Grand Rapids, MI, Economic Development Corp. Rev. (Beacon Hill at Eastgate Project), “A”, 5%, 11/01/2047	1,275,000	1,343,289
Grand Rapids, MI, Economic Development Corp. Rev. (Beacon Hill at Eastgate Project), “A”, 5%, 11/01/2052	1,080,000	1,133,460

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Great Lakes Water Authority, Michigan Sewage Disposal System Rev., “B”, AGM, 5%, 7/01/2034	$5,180,000	$5,858,787
Kalamazoo, MI, Economic Development Corp. Rev. (Heritage Community), 5.375%, 5/15/2027	750,000	750,458
Kalamazoo, MI, Economic Development Corp. Rev. (Heritage Community), 5.5%, 5/15/2036	3,050,000	3,050,702
Michigan Finance Authority (City of Detroit Financial Recovery Income Tax Rev.), “F”, 3.875%, 10/01/2023	635,000	660,025
Michigan Finance Authority (City of Detroit Financial Recovery Income Tax Rev.), “F”, 4%, 10/01/2024	800,000	844,504
Michigan Finance Authority Hospital Rev. (Beaumont Health Credit Group), “A”, 5%, 8/01/2033	1,105,000	1,229,755
Michigan Finance Authority Hospital Rev. (Sparrow Obligated Group), 5%, 11/15/2045	7,000,000	7,708,750
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2033	875,000	970,279
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2034	2,070,000	2,281,099
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2035	1,355,000	1,490,392
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Senior Lien Local Project), “C-1”, 5%, 7/01/2044	2,375,000	2,592,526
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-2”, 5%, 7/01/2034	885,000	975,252
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department), “C-2”, 5%, 7/01/2044	1,365,000	1,467,689
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department), “C-6”, 5%, 7/01/2033	2,280,000	2,524,576
Michigan Finance Authority Refunding Rev. (Trinity Health Credit Group), 5%, 12/01/2034	2,765,000	3,202,064
Michigan Finance Authority Refunding Rev. (Trinity Health Credit Group), 5%, 12/01/2035	3,225,000	3,725,907
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 11/15/2039 (Prerefunded 11/15/2019)	4,405,000	4,726,301
Michigan Housing Development Authority, “A”, 4%, 6/01/2046	5,890,000	6,243,282
Michigan Strategic Fund Ltd. (Canterbury Health Care, Inc.), 5%, 7/01/2046	1,635,000	1,678,998

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Michigan Strategic Fund Ltd. (Canterbury Health Care, Inc.), 5%, 7/01/2051	$900,000	$921,060
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	1,050,000	1,137,686
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “V”, 8.25%, 9/01/2039 (Prerefunded 9/01/2018)	6,945,000	7,219,814
Waterford Township, MI, Economic Development Corp. (Canterbury Health Care, Inc.), “A”, 5%, 7/01/2046	2,070,000	2,125,704
Waterford Township, MI, Economic Development Corp. (Canterbury Health Care, Inc.), “A”, 5%, 7/01/2051	2,070,000	2,118,438
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	2,215,000	2,459,226
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	750,000	835,133
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	575,000	633,575
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	1,240,000	1,362,351
Western Michigan University Rev., “A”, 5%, 11/15/2040	1,250,000	1,407,250

		$92,369,989
Minnesota - 0.2%
Deephaven, MN, Charter School Lease Rev. (Eagle Ridge Academy Project), “A”, 5.25%, 7/01/2040	$500,000	$528,885
Deephaven, MN, Charter School Lease Rev. (Eagle Ridge Academy Project), “A”, 5.5%, 7/01/2050	3,000,000	3,195,000
Minnesota Housing Finance Agency, Residential Housing, “A”, 4%, 1/01/2041	1,385,000	1,454,389
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Great River School Project), “A”, 4.75%, 7/01/2029	250,000	257,065
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Great River School Project), “A”, 5.25%, 7/01/2033	420,000	439,673
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Great River School Project), “A”, 5.5%, 7/01/2052	705,000	734,941
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Nova Classical Academy), “A”, 6.375%, 9/01/2031	630,000	700,976
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Nova Classical Academy), “A”, 6.625%, 9/01/2042 (Prerefunded 9/01/2021)	1,260,000	1,471,302
St. Paul, MN, Port Authority Rev. (Energy Park Utility Co. Project), 5.45%, 8/01/2028	250,000	258,853

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Minnesota - continued
St. Paul, MN, Port Authority Rev. (Energy Park Utility Co. Project), 5.7%, 8/01/2036	$1,250,000	$1,286,875

		$10,327,959
Mississippi - 0.3%
Mississippi Development Bank Special Obligation Bonds (Magnolia Regional Health Center Project), “A”, 6.25%, 10/01/2026	$1,350,000	$1,451,034
Mississippi Development Bank Special Obligation Bonds (Magnolia Regional Health Center Project), “A”, 6.5%, 10/01/2031	1,335,000	1,432,055
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2022	1,845,000	2,036,696
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2023	4,810,000	5,374,165
University of Mississippi Medical Center Building Corp. Rev. (New Facilities & Refinancing Project), “A”, 5%, 6/01/2030	3,900,000	4,503,096

		$14,797,046
Missouri - 1.2%
Dardenne, MO, Town Square Transportation Development District, “A”, 5%, 5/01/2026 (d)(q)	$2,495,000	$523,950
Grundy County, MO, Industrial Development Authority Health Facilities Rev. (Wright Memorial Hospital), 6.125%, 9/01/2025	1,070,000	1,104,112
Grundy County, MO, Industrial Development Authority Health Facilities Rev. (Wright Memorial Hospital), 6.75%, 9/01/2034	1,590,000	1,641,214
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), “B”, 4.375%, 2/01/2031	1,795,000	1,808,750
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), “B”, 5%, 2/01/2040	2,140,000	2,194,185
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), “B”, 5%, 2/01/2050	4,840,000	4,923,200
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University Health Services), 5%, 10/01/2039	465,000	514,625
Missouri Health & Educational Facilities Authority Rev. (Bethesda Health Group, Inc.), 5%, 8/01/2040	1,650,000	1,751,343
Missouri Health & Educational Facilities Authority Rev. (Bethesda Health Group, Inc.), 5%, 8/01/2045	2,300,000	2,427,765
Missouri Health & Educational Facilities Authority Rev. (SSM Health Care), “A”, 5%, 6/01/2031	1,735,000	1,940,441
Missouri Health & Educational Facilities Authority, Senior Living Facilities Rev. (Lutheran Senior Service Projects), “A”, 5%, 2/01/2035	3,190,000	3,423,636

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Missouri - continued
Missouri Health & Educational Facilities Authority, Senior Living Facilities Rev. (Lutheran Senior Services Project), “A”, 5%, 2/01/2036	$495,000	$540,986
Missouri Health & Educational Facilities Authority, Senior Living Facilities Rev. (Lutheran Senior Services Project), “A”, 5%, 2/01/2044	795,000	847,486
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), “A”, GNMA, 3.75%, 5/01/2038	1,090,000	1,142,418
Missouri Housing Development Commission, Single Family Mortgage Rev. (Special Home Ownership Loan Program), “B”, GNMA, 4%, 11/01/2040	950,000	995,249
Osage Beach, MO, Tax Increment Rev. (Prewitts), 5%, 5/01/2023	1,340,000	1,322,285
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/2030	695,000	723,752
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/2035	490,000	502,667
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5.125%, 8/15/2045	1,355,000	1,391,165
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Ranken-Jordan Project), 5%, 11/15/2041	1,195,000	1,197,199
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Ranken-Jordan Project), 4%, 11/15/2036	1,165,000	1,051,750
St. Louis County, MO, Industrial Development Authority Rev. (St. Andrew’s Resources for Seniors Obligated Group), “A”, 5.125%, 12/01/2045	3,620,000	3,806,720
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 3.875%, 11/15/2029	1,250,000	1,265,288
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 4.375%, 11/15/2035	2,110,000	2,158,593
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 4.75%, 11/15/2047	4,220,000	4,338,709
St. Louis, MO, Land Clearance Redevelopment Authority, Facilities Improvement Special Rev. (Kiel Opera House), “B”, 7%, 9/01/2035	3,785,000	3,936,211
St. Louis, MO, Metropolitan Sewer District Wastewater System Rev., “A”, 5%, 5/01/2042	3,000,000	3,483,900
St. Louis, MO, Metropolitan Sewer District Wastewater System Rev., “A”, 5%, 5/01/2047	5,000,000	5,784,600

		$56,742,199
Nebraska - 0.4%
Central Plains Energy Project, NE, Gas Project Rev. (Project No.3), “A”, 5%, 9/01/2036	$1,940,000	$2,320,240

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Nebraska - continued
Central Plains Energy Project, NE, Gas Project Rev. (Project No.3), “A”, 5%, 9/01/2042	$3,875,000	$4,754,896
Nebraska Investment Finance Authority, Single Family Housing Rev., “A”, 3%, 3/01/2044	525,000	531,610
Nebraska Investment Finance Authority, Single Family Housing Rev., “A”, 4%, 9/01/2044	1,525,000	1,592,832
Omaha, NE, Public Power District, Electric System Rev., “A”, 5%, 2/01/2042	7,500,000	8,706,150

		$17,905,728
Nevada - 0.1%
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5%, 12/15/2035	$1,715,000	$1,757,498
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5.125%, 12/15/2045	2,205,000	2,232,629
Nevada Department of Business & Industry Charter School Rev. (Doral Academy of Nevada), “A”, 5%, 7/15/2037	1,000,000	1,022,440
Nevada Department of Business & Industry Charter School Rev. (Doral Academy of Nevada), “A”, 5%, 7/15/2047	1,015,000	1,028,205

		$6,040,772
New Hampshire - 0.5%
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	$4,935,000	$5,291,702
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/2039 (Prerefunded 10/01/2019)	775,000	837,767
New Hampshire Business Finance Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc. Project), 4%, 4/01/2029 (Put Date 10/01/2019)	985,000	983,069
New Hampshire Health & Education Facilities Authority Rev. (Elliot Hospital), 5%, 10/01/2033	3,475,000	3,828,755
New Hampshire Health & Education Facilities Authority Rev. (Elliot Hospital), 5%, 10/01/2038	3,500,000	3,815,490
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital), 5.5%, 6/01/2031	1,820,000	2,073,908
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital), 5.5%, 6/01/2036	1,825,000	2,052,997
New Hampshire Health & Education Facilities Authority Rev. (Rivermead), “A”, 6.875%, 7/01/2041	2,625,000	2,866,106

		$21,749,794

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - 6.1%
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “A”, BAM, 5%, 3/01/2032	$295,000	$333,571
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “A”, BAM, 5%, 3/01/2037	390,000	435,162
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “A”, BAM, 5%, 3/01/2042	490,000	543,925
Bayonne, NJ, Redevelopment Agency (Royal Caribbean Project), “A”, 5.375%, 11/01/2035	2,425,000	2,425,049
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2028	365,000	406,931
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	430,000	476,758
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2029	445,000	488,993
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2030	690,000	755,591
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2031	2,570,000	2,806,209
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2032	1,305,000	1,422,489
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 5.75%, 10/01/2021	150,000	159,264
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 6.5%, 4/01/2028	1,500,000	1,763,220
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 6.5%, 4/01/2031	9,985,000	11,473,364
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), “B”, 6.5%, 4/01/2018	630,000	633,276
New Jersey Economic Development Authority Rev. (Lions Gate Project), 5.125%, 1/01/2039	1,625,000	1,675,456
New Jersey Economic Development Authority Rev. (Lions Gate Project), 4.375%, 1/01/2024	650,000	679,361
New Jersey Economic Development Authority Rev. (Lions Gate Project), 4.875%, 1/01/2029	2,300,000	2,404,972
New Jersey Economic Development Authority Rev. (Lions Gate Project), 5%, 1/01/2034	4,350,000	4,498,161
New Jersey Economic Development Authority Rev. (Lions Gate Project), 5.25%, 1/01/2044	4,625,000	4,769,254
New Jersey Economic Development Authority Rev. (Provident Group - Montclair Properties LLC - Montclair State University Student Housing Project), ASSD GTY, 5%, 6/01/2037	2,530,000	2,849,058

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority Rev. (Provident Group - Montclair Properties LLC - Montclair State University Student Housing Project), ASSD GTY, 5%, 6/01/2042	$2,810,000	$3,147,678
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2021	105,000	112,269
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2022	615,000	666,476
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2023	705,000	776,409
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2030	985,000	1,067,277
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2035	1,510,000	1,613,541
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5.5%, 1/01/2027	325,000	374,039
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 1/01/2028	325,000	363,337
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5%, 1/01/2031	975,000	1,092,829
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5.125%, 1/01/2039	1,060,000	1,174,544
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5.125%, 7/01/2042	530,000	585,459
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2034	825,000	888,228
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2035	690,000	741,771
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2042	3,850,000	4,110,953
New Jersey Economic Development Authority Rev., School Facilities Construction, “N-1”, AMBAC, 5.5%, 9/01/2026	4,490,000	5,182,897
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 4.875%, 9/15/2019	4,525,000	4,662,560
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.25%, 9/15/2029	5,770,000	6,311,861
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.125%, 9/15/2023	7,870,000	8,711,224

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “A”, 5.625%, 11/15/2030	$1,820,000	$2,066,646
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “B”, 5.625%, 11/15/2030	8,595,000	9,759,794
New Jersey Economic Development Authority, State Lease Rev. (Juvenile Justice Commission Facilities Project), “C”, 5%, 6/15/2042	3,685,000	3,945,603
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 3.125%, 7/01/2029	1,585,000	1,498,935
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 5%, 7/01/2033	400,000	431,760
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, BAM, 5%, 7/01/2028	3,505,000	4,060,543
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, BAM, 3.125%, 7/01/2031(u)	8,500,000	8,160,935
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 7.5%, 12/01/2032 (Prerefunded 6/01/2019)	4,280,000	4,614,525
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	10,225,000	11,317,132
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds, (Hospital Asset Transformation Program), 5%, 10/01/2031	1,710,000	1,863,507
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds, (Hospital Asset Transformation Program), 5%, 10/01/2032	1,710,000	1,860,514
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds, (Hospital Asset Transformation Program), 5%, 10/01/2033	1,450,000	1,572,569
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds, (Hospital Asset Transformation Program), 5%, 10/01/2034	1,455,000	1,574,194
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds, (Hospital Asset Transformation Program), 5%, 10/01/2035	1,285,000	1,388,044
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds, (Hospital Asset Transformation Program), 5%, 10/01/2036	1,490,000	1,606,905
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds, (Hospital Asset Transformation Program), 5%, 10/01/2037	2,475,000	2,664,907
New Jersey Higher Education Assistance Authority Senior Student Loan Rev., “1A”, 2.75%, 12/01/2027	7,250,000	6,818,843

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Higher Education Assistance Authority Senior Student Loan Rev., “1A”, 3.5%, 12/01/2029	$2,730,000	$2,731,037
New Jersey Higher Education Assistance Authority Student Loan Rev., “A”, ASSD GTY, 6.125%, 6/01/2030	1,650,000	1,666,385
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/2029	4,570,000	4,603,178
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/2023	17,035,000	17,333,624
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/2034	25,310,000	24,885,045
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/2041	65,455,000	64,519,648
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	4,395,000	4,903,326
New Jersey Transportation Trust Fund Authority, Transportation Systems, Capital Appreciation, “C”, AMBAC, 0%, 12/15/2035	4,750,000	2,182,388
New Jersey Transportation Trust Fund Authority, Transportation Systems, Capital Appreciation, “C”, AMBAC, 0%, 12/15/2036	12,405,000	5,436,615

		$276,050,018
New Mexico - 0.3%
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “D”, 5.9%, 6/01/2040	$11,915,000	$12,854,259
New Mexico Hospital Equipment Loan Council, Hospital Rev. (Rehoboth McKinley Christian Hospital), “A”, 5.25%, 8/15/2026	1,580,000	1,531,763

		$14,386,022
New York - 4.0%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6%, 7/15/2030 (Prerefunded 1/15/2020)	$2,265,000	$2,454,467
Build NYC Resource Corp Rev. (International Leadership Charter High School Project), “A”, 6.25%, 7/01/2046	1,315,000	1,264,333
Build NYC Resource Corp. Rev. (Federally Taxable, International Leadership Charter High School Project), “B”, 5%, 7/01/2021	200,000	196,788
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 5.75%, 7/01/2033	3,860,000	3,733,469
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 6%, 7/01/2043	4,025,000	3,811,997
East Rochester, NY, Housing Authority Rev. (Woodland Village Project), 5.5%, 8/01/2033	580,000	554,381
Glen Cove, NY, Local Economic Assistance Corp. (Garvies Point Public Improvement Project), Capital Appreciation, “B”, 0%, 1/01/2045	7,565,000	2,012,366

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
Glen Cove, NY, Local Economic Assistance Corp. (Garvies Point Public Improvement Project), Convertible Capital Appreciation, “C”, 0% to 1/01/2024, 5.625% to 1/01/2055	$8,890,000	$7,277,710
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2/15/2047 (Prerefunded 2/15/2021)	2,000,000	2,238,060
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2/15/2047	1,230,000	1,350,700
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2034	785,000	861,820
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2040	2,130,000	2,315,246
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2045	990,000	1,070,754
New York Dormitory Authority Rev. (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2033	800,000	876,096
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2/15/2035 (Prerefunded 2/15/2019)	975,000	1,023,360
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.5%, 8/15/2030 (Prerefunded 2/15/2019)	1,570,000	1,651,891
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center), 5%, 12/01/2040	1,000,000	1,075,340
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center), “A”, 5%, 12/01/2035	1,500,000	1,634,070
New York Environmental Facilities Corp., Revolving Fund Rev. Subordinated Bonds (New York City Municipal Water Finance Authority Project), “A”, 5%, 6/15/2042	7,000,000	8,154,510
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	23,495,000	29,194,887
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044	12,985,000	13,948,877
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “2”, 5.375%, 11/15/2040	5,850,000	6,418,269
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “3”, 7.25%, 11/15/2044	3,970,000	4,779,562
New York Liberty Development Corp., Liberty Rev. (One Bryant Park LLC), 6.375%, 7/15/2049	4,760,000	5,100,864
New York Transportation Development Corp., Special Facility Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2026	8,340,000	8,964,499
New York Transportation Development Corp., Special Facility Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2031	5,220,000	5,549,904

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York, NY, City Housing Development Corp., Multifamily Housing Rev. (8 Spruce Street), “F”, 4.5%, 2/15/2048	$10,911,318	$11,337,841
New York, NY, City Transitional Financial Authority Rev., Future Tax Secured, “B-1”, 5%, 8/01/2045	4,165,000	4,800,621
New York, NY, City Transitional Financial Authority Rev., Future Tax Secured, “E-1”, 5%, 2/01/2043	5,000,000	5,736,700
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (Covanta Energy Project), “A”, 5.25%, 11/01/2042	12,055,000	12,063,680
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5%, 7/01/2025 (Prerefunded 7/01/2019)	505,000	529,846
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5.125%, 7/01/2031 (Prerefunded 7/01/2019)	510,000	535,985
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5%, 7/01/2042 (Prerefunded 7/01/2022)	3,110,000	3,533,240
Orange County, NY, Funding Corp. Assisted Living Residence Rev. (The Hamlet at Wallkill Assisted Living Project), 6.5%, 1/01/2046	2,900,000	2,914,268
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/2036	2,435,000	2,693,159
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/2042	2,780,000	3,070,677
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2034	825,000	938,941
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2035	410,000	465,215
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2041	3,020,000	3,365,095
Ulster County, NY, Capital Resource Corp. Rev. (Woodland Pond at New Paltz Project), 4%, 9/15/2025	3,830,000	3,726,743
Ulster County, NY, Capital Resource Corp. Rev. (Woodland Pond at New Paltz Project), 5%, 9/15/2037	7,780,000	7,598,959

		$180,825,190
North Carolina - 0.5%
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (Salemtowne), “A”, 5%, 10/01/2026	$3,585,000	$3,842,403
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (Salemtowne), “A”, 5%, 10/01/2030	1,500,000	1,584,090
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “A”, 5%, 9/01/2037	1,265,000	1,353,373
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “C”, 5%, 9/01/2041	1,745,000	1,830,540

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Carolina - continued
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “C”, 5%, 9/01/2046	$1,815,000	$1,897,347
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2025	1,040,000	1,164,041
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2030	1,320,000	1,419,660
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2035	765,000	811,160
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2042	505,000	556,298
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2047	990,000	1,083,040
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2051	2,015,000	2,202,858
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2054	805,000	880,050
University of North Carolina at Wilmington (Student Housing Projects), 5%, 6/01/2029	1,190,000	1,372,594
University of North Carolina, Greensboro, Rev., 5%, 4/01/2039	955,000	1,084,727

		$21,082,181
North Dakota - 0.4%
County of Ward, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2034	$2,610,000	$2,873,062
County of Ward, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2038	3,050,000	3,324,744
County of Ward, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2043	9,245,000	10,004,199
County of Ward, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2048	1,305,000	1,408,734
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), “A”, 4%, 7/01/2034	590,000	611,293
North Dakota Housing Finance Agency Rev., (Home Mortgage Finance Program), “B”, 4%, 1/01/2036	1,330,000	1,406,834

		$19,628,866
Ohio - 6.9%
American Municipal Power, Inc. (Prairie State Energy Campus Project), “A”, 5%, 2/15/2042	$3,440,000	$3,807,220
Bowling Green, OH, Student Housing Rev. (State University Project), 6%, 6/01/2045	5,990,000	6,564,381

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.125%, 6/01/2024	$24,530,000	$23,623,371
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.375%, 6/01/2024	17,075,000	16,466,106
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.875%, 6/01/2030	26,600,000	25,801,734
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.75%, 6/01/2034	4,485,000	4,292,235
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 6%, 6/01/2042	11,225,000	10,931,354
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 6.5%, 6/01/2047	91,630,000	91,286,388
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-3”, 6.25%, 6/01/2037	14,535,000	14,420,755
Butler County, OH, Hospital Facilities Rev. (UC Health), 4%, 11/15/2035	1,500,000	1,531,650
Butler County, OH, Hospital Facilities Rev. (UC Health), 4%, 11/15/2036	2,000,000	2,037,260
Butler County, OH, Hospital Facilities Rev. (UC Health), 4%, 11/15/2037	1,250,000	1,270,213
Butler County, OH, Hospital Facilities Rev. (UC Health), 5.5%, 11/01/2040 (Prerefunded 11/01/2020)	3,615,000	3,987,200
Butler County, OH, Hospital Facilities Rev. (UC Health), 5.5%, 11/01/2040 (Prerefunded 11/01/2020)	1,820,000	1,999,652
Butler County, OH, Hospital Facilities Rev. (UC Health), 5.75%, 11/01/2040 (Prerefunded 11/01/2020)	2,210,000	2,449,188
Centerville, OH, Health Care Improvement and Refunding Rev. (Graceworks Lutheran Services), 5.25%, 11/01/2037	920,000	987,418
Centerville, OH, Health Care Improvement and Refunding Rev. (Graceworks Lutheran Services), 5.25%, 11/01/2047	2,480,000	2,625,278
Centerville, OH, Health Care Improvement and Refunding Rev. (Graceworks Lutheran Services), 5.25%, 11/01/2050	915,000	964,904
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Euclid Avenue Development Corp. Project), 5%, 8/01/2044	1,025,000	1,066,113
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Flats East Development Project), “B”, 7%, 5/15/2040	1,105,000	1,227,235
Cuyahoga County, OH, Hospital Rev. (The Metrohealth System), 5%, 2/15/2042	3,915,000	4,215,789
Cuyahoga County, OH, Hospital Rev. (The Metrohealth System), 4.75%, 2/15/2047	5,240,000	5,383,314
Cuyahoga County, OH, Hospital Rev. (The Metrohealth System), 5.25%, 2/15/2047	7,465,000	8,066,679

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Cuyahoga County, OH, Hospital Rev. (The Metrohealth System), 5.5%, 2/15/2052	$875,000	$964,626
Cuyahoga County, OH, Hospital Rev. (The Metrohealth System), 5.5%, 2/15/2057	13,520,000	14,840,769
Franklin County, OH, Health Care Facilities Improvement Rev. (Friendship Village of Dublin, OH, Inc.), 5%, 11/15/2034	1,380,000	1,482,437
Franklin County, OH, Health Care Facilities Improvement Rev. (Friendship Village of Dublin, OH, Inc.), 5%, 11/15/2044	2,055,000	2,177,211
Gallia County, OH, Hospital Facilities Rev. (Holzer Health Systems), “A”, 8%, 7/01/2042	8,265,000	9,543,017
Lake County, OH, Hospital Facilities Rev., 6%, 8/15/2043	460,000	469,826
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.375%, 4/01/2030	2,235,000	2,394,221
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.625%, 4/01/2040	3,230,000	3,487,496
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 3.75%, 1/15/2028	1,835,000	1,842,560
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 4.25%, 1/15/2038	2,325,000	2,353,226
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 4.5%, 1/15/2048	3,115,000	3,205,647
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), AGM, 5%, 12/31/2035	7,865,000	8,748,397
Riversouth, OH, Authority Rev. (Lazarus Building), “A”, 5.75%, 12/01/2027	3,735,000	3,744,001
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.5%, 12/01/2029	690,000	760,387
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.75%, 12/01/2032	3,725,000	4,047,734
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5%, 12/01/2035	2,645,000	2,775,742
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5%, 12/01/2043	1,715,000	1,779,107
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.5%, 12/01/2043	2,100,000	2,261,826
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	410,000	453,993

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
The Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/2038 (u)	$3,355,000	$3,753,272
The Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/2043 (u)	8,150,000	9,078,856

		$315,169,788
Oklahoma - 0.9%
Fort Sill Apache Tribe, OK, Economic Development Authority, Gaming Enterprise., “A”, 8.5%, 8/25/2026 (n)	$2,710,000	$3,127,774
Oklahoma Development Finance Authority Rev. (Provident Oklahoma Education Resources, Inc. - Cross Village Student Housing Project), 5.25%, 8/01/2057	4,400,000	4,827,416
Oklahoma Development Finance Authority Rev. (Provident Oklahoma Education Resources, Inc. - Cross Village Student Housing Project), 5%, 8/01/2052	3,825,000	4,131,038
Oklahoma Development Finance Authority, First Mortgage Rev. (Sommerset Project), 5%, 7/01/2042	1,390,000	1,454,760
Oklahoma Turnpike Authority, Turnpike System Second Senior Rev., “C”, 5%, 1/01/2047	1,945,000	2,225,955
Tulsa County, OK, Industrial Authority, Senior Living Community Rev. (Montereau, Inc.), “A”, 7.25%, 11/01/2045 (Prerefunded 5/01/2020)	3,500,000	3,919,755
Tulsa, OK, Airport Improvement Trust Rev., “A”, 5%, 6/01/2045	660,000	713,414
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 6%, 10/01/2027	4,795,000	5,126,814
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), 5%, 6/01/2035 (Put Date 6/01/2025)	2,005,000	2,174,944
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 6/01/2035	5,260,000	5,690,163
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 12/01/2035	6,615,000	7,155,975

		$40,548,008
Oregon - 0.4%
Clackamas County, OR, Hospital Facility Authority Senior Living Rev. (Williamette View Project), “A”, 5%, 11/15/2032	$515,000	$560,320
Clackamas County, OR, Hospital Facility Authority Senior Living Rev. (Williamette View Project), “A”, 5%, 11/15/2037	365,000	393,072
Clackamas County, OR, Hospital Facility Authority Senior Living Rev. (Williamette View Project), “A”, 5%, 11/15/2047	1,105,000	1,176,184
Clackamas County, OR, Hospital Facility Authority Senior Living Rev. (Williamette View Project), “A”, 5%, 11/15/2052	1,105,000	1,171,632
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 4.5%, 5/01/2029	655,000	703,077

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Oregon - continued
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/2036	$1,100,000	$1,198,846
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/2040	815,000	858,211
Oregon Facilities Authority Rev. (Concordia University Project), “A”, 6.125%, 9/01/2030 (Prerefunded 9/01/2020)	2,295,000	2,506,301
Oregon Facilities Authority Rev. (Concordia University Project), “A”, 6.375%, 9/01/2040 (Prerefunded 9/01/2020)	4,100,000	4,578,552
Port of Portland, OR, International Airport Rev., “24B”, 5%, 7/01/2042	1,160,000	1,304,513
Port of Portland, OR, International Airport Rev., “24B”, 5%, 7/01/2047	465,000	521,028
Washington, Yamhill & Multnomah Counties, OR, Hillsboro School District 1J, 5%, 6/15/2032	1,955,000	2,312,550
Washington, Yamhill & Multnomah Counties, OR, Hillsboro School District 1J, 5%, 6/15/2035	575,000	673,946
Washington, Yamhill & Multnomah Counties, OR, Hillsboro School District 1J, 5%, 6/15/2036	1,720,000	2,011,351

		$19,969,583
Pennsylvania - 6.0%
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), 5%, 10/15/2037	$700,000	$765,807
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), 5%, 10/15/2047	930,000	1,009,580
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 5.9%, 10/15/2028 (Prerefunded 10/15/2018)	1,230,000	1,268,192
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 6%, 10/15/2038 (Prerefunded 10/15/2018)	2,025,000	2,089,294
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Refunding Project), 5%, 5/01/2032	2,505,000	2,751,743
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Refunding Project), 5%, 5/01/2042	1,990,000	2,121,838
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/2035	1,110,000	1,163,058
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/2042	4,605,000	4,790,259
Berks County, PA, Reading School District, AGM, 5%, 3/01/2035	445,000	503,184
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	460,000	518,990
Berks County, PA, Reading School District, AGM, 5%, 3/01/2037	390,000	439,039
Berks County, PA, Reading School District, AGM, 5%, 3/01/2038	175,000	196,567

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Blythe Township, PA, Solid Waste Authority Rev., 7.75%, 12/01/2037	$2,315,000	$2,362,434
Chester County, PA, Health & Education Facilities Authority Health System Rev. (Main Line Health System), “A”, 5%, 12/15/2047	2,040,000	2,132,045
Chester County, PA, Health & Educational Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5.25%, 12/01/2045	1,730,000	1,791,623
Chester County, PA, Health & Educational Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5%, 12/01/2030	815,000	849,792
Chester County, PA, Health & Educational Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5%, 12/01/2035	815,000	836,720
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School Project), “A”, 4.75%, 12/15/2037	885,000	914,550
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School Project), “A”, 5%, 12/15/2051	610,000	632,582
Clairton, PA, Municipal Authority Sewer Rev., “B”, 5%, 12/01/2037	1,735,000	1,864,830
Clarion County, PA, Industrial Development Authority, Student Housing Rev. (Clarion University Foundation, Inc.), 5%, 7/01/2034	330,000	347,731
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 4/01/2028	1,740,000	1,865,332
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/2030	1,035,000	1,089,141
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/2040	4,300,000	4,498,789
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 5.25%, 1/01/2041	965,000	994,857
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6.125%, 1/01/2045	7,220,000	7,563,528
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2022	1,660,000	1,813,135
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2023	855,000	949,067
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 6.125%, 1/01/2029 (Prerefunded 1/01/2019)	815,000	849,222
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 6.375%, 1/01/2039 (Prerefunded 1/01/2019)	6,355,000	6,636,209
Cumberland County, PA, Municipal Authority Rev., Unrefunded Balance, (Diakon Lutheran Social Ministries Project), 6.375%, 1/01/2039	705,000	727,694

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Cumberland County, PA, Municipal Authority Rev., Unrefunded Balance, (Diakon Lutheran Social Ministries Project), 6.125%, 1/01/2029	$90,000	$92,928
Dallas, PA, Area Municipal Authority Rev. (Misericordia University Project), 5%, 5/01/2029	1,335,000	1,451,893
Delaware County, PA, Authority College Rev. (Neumann College), 6%, 10/01/2025 (Prerefunded 10/01/2018)	510,000	525,127
Delaware County, PA, Authority University Rev. (Neumann University), 6.125%, 10/01/2034 (Prerefunded 10/01/2018)	250,000	257,620
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 8/01/2018	1,680,000	1,713,499
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2030	330,000	358,921
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2035	420,000	449,761
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2039	325,000	344,913
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2046	180,000	190,402
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), 5%, 7/01/2040	5,045,000	5,103,522
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), “B”, 5%, 7/01/2046	3,450,000	3,481,464
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), “B”, 5%, 7/01/2051	3,125,000	3,116,813
Lancaster County, PA, Hospital Authority Health System Rev. (Masonic Villages Project), 5%, 11/01/2027	580,000	660,289
Lancaster County, PA, Hospital Authority Health System Rev. (Masonic Villages Project), 5%, 11/01/2035	210,000	233,121
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), “A”, 5%, 12/01/2043	7,735,000	8,569,684
Luzerne County, PA, “A”, AGM, 5%, 11/15/2029	6,760,000	7,632,175
Montgomery County, PA, Industrial Development Authority Rev. (Albert Einstein Healthcare Network Issue), “A”, 5.25%, 1/15/2036	8,510,000	9,203,565
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5.375%, 1/01/2050	8,275,000	8,391,347
Moon Industrial Development Authority Rev. (Baptist Homes Society), 6.125%, 7/01/2050	3,915,000	4,169,906

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Northampton County, PA, General Purpose Authority Hospital Rev. (St. Luke’s Hospital), “A”, 5.5%, 8/15/2040 (Prerefunded 8/15/2018)	$1,075,000	$1,098,919
Northeastern PA, Hospital & Education Authority Rev. (Wilkes University Project), “A”, 5%, 3/01/2037	1,355,000	1,492,939
Pennsylvania Economic Development Financing Authority Rev. (The Pennsylvania Rapid Bridge Replacement Project), 5%, 6/30/2026	590,000	688,099
Pennsylvania Economic Development Financing Authority Rev. (The Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2030	2,010,000	2,282,837
Pennsylvania Economic Development Financing Authority Rev. (The Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2034	9,950,000	11,121,215
Pennsylvania Economic Development Financing Authority Rev., Solid Waste Refunding (Republic Services, Inc. Project), “B”, 1.45%, 12/01/2030 (Put Date 4/01/2018)	2,500,000	2,500,275
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 1/01/2032	3,415,000	3,625,091
Pennsylvania Higher Educational Facilities Authority Rev. (East Stroudsburg University), 5%, 7/01/2042	2,525,000	2,606,532
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5.8%, 7/01/2030 (Prerefunded 7/01/2020)	740,000	813,667
Pennsylvania Higher Educational Facilities Authority Rev. (Saint Francis University Project), “JJ2”, 6.25%, 11/01/2041	1,545,000	1,794,224
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services), 6.25%, 10/01/2043	8,435,000	9,315,445
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services), 5%, 10/01/2044	4,990,000	5,204,420
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 4/01/2037	1,065,000	1,107,653
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 4/01/2042	1,950,000	2,020,434
Philadelphia, PA, Authority for Industrial Development Rev. (KIPP Charter School Project), “B”, 4%, 4/01/2026	1,035,000	1,017,964
Philadelphia, PA, Authority for Industrial Development Rev. (KIPP Charter School Project), “B”, 5%, 4/01/2046	3,500,000	3,518,410
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), 6%, 8/01/2035 (Prerefunded 8/01/2020)	470,000	519,453
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.25%, 8/01/2046	2,620,000	2,708,870
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.375%, 8/01/2051	1,910,000	1,977,805
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “B”, 5.625%, 8/01/2036	885,000	914,869

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “B”, 5.75%, 8/01/2046	$4,790,000	$4,949,172
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “B”, 6%, 8/01/2051	3,310,000	3,453,058
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.5%, 6/15/2033	2,780,000	2,943,214
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.75%, 6/15/2043	5,820,000	6,161,809
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), 6.875%, 6/15/2033	1,145,000	1,264,172
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), 7.375%, 6/15/2043	1,975,000	2,215,042
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 6.75%, 6/15/2033	850,000	933,470
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 7%, 6/15/2043	1,670,000	1,843,630
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2035	895,000	1,006,794
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2042	3,135,000	3,498,033
Philadelphia, PA, Authority for Industrial Development, Multifamily Housing Rev. (University Square Apartment Project-Section 8), “I”, 5%, 12/01/2037	2,655,000	2,891,985
Philadelphia, PA, Authority for Industrial Development, Multifamily Housing Rev. (University Square Apartment Project-Section 8), “I”, 5%, 12/01/2058	10,580,000	11,278,915
Philadelphia, PA, Authority for Industrial Development, Multifamily Housing Rev. (University Square Apartment Project- Section 8), “III”, 5.25%, 12/01/2047	3,245,000	3,196,650
Philadelphia, PA, Authority for Industrial Development, Multifamily Housing Rev. (University Square Apartment Project- Section 8), “III”, 5.5%, 12/01/2058	4,690,000	4,612,334
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), ‘A”, 5%, 7/01/2037	2,290,000	2,456,941
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), ‘A”, 5%, 7/01/2042	2,600,000	2,770,690
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), ‘A”, 5%, 7/01/2049	3,655,000	3,874,483

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Philadelphia, PA, Gas Works Rev. (1998 General Ordinance), “15”, 5%, 8/01/2042	$4,860,000	$5,499,284
Philadelphia, PA, Gas Works Rev. (1998 General Ordinance), “15”, 5%, 8/01/2047	5,715,000	6,441,948
Philadelphia, PA, Municipal Authority Rev., 6.5%, 4/01/2034	1,060,000	1,121,279
Philadelphia, PA, School District, “F”, 5%, 9/01/2037	980,000	1,052,765
Philadelphia, PA, School District, “F”, 5%, 9/01/2038	245,000	262,638
Scranton, PA, School District, “E”, BAM, 5%, 12/01/2032	395,000	450,968
Scranton, PA, School District, “E”, BAM, 5%, 12/01/2034	240,000	272,064
Scranton, PA, School District, “E”, BAM, 4%, 12/01/2037	405,000	413,914
Scranton-Lackawanna, PA, Health and Welfare Authority, University Rev. (Marywood University Project), 5%, 6/01/2046	3,340,000	3,357,869
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), “A”, 5%, 6/01/2044	3,000,000	3,278,880
State Public School Building Authority, PA, School Lease Rev. (The School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2033	19,350,000	21,290,612
Washington County, PA, Redevelopment Authority (Victory Centre Project), “A”, 5.45%, 7/01/2035	680,000	680,462
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/2030	395,000	426,422
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/2035	390,000	412,741

		$272,925,141
Puerto Rico - 6.0%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, AMBAC, 6%, 7/01/2044	$10,000,000	$7,600,000
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	810,000	812,989
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5.125%, 7/01/2047	3,355,000	3,384,256
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “A”, NATL, 4.75%, 7/01/2038	3,810,000	3,254,083
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “BB”, AMBAC, 5.25%, 7/01/2018	1,305,000	1,313,965
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/2029	1,085,000	1,216,372
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2032	1,080,000	1,188,929
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2033	2,800,000	3,089,688
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2036	2,960,000	3,276,779

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	$8,365,000	$8,374,871
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	630,000	588,496
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	27,505,000	25,644,562
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	11,750,000	10,781,448
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “M”, ASSD GTY, 5%, 7/01/2032	1,130,000	1,133,413
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.25%, 7/01/2030	5,390,000	5,162,057
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.25%, 7/01/2031	3,090,000	2,935,655
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2034	6,615,000	7,314,602
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2036	8,025,000	8,882,953
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2041	6,025,000	6,715,646
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	3,175,000	2,944,368
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “A”, AMBAC, 0%, 7/01/2018	165,000	162,246
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AMBAC, 0%, 7/01/2019	875,000	825,064
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AMBAC, 0%, 7/01/2020	1,545,000	1,394,208
Commonwealth of Puerto Rico Infrastructure Financing Authority Rev., “C”, AMBAC, 5.5%, 7/01/2025	1,045,000	1,051,218
Commonwealth of Puerto Rico, “A”, AGM, 5.375%, 7/01/2025	750,000	799,838
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	2,320,000	2,332,342
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2021	875,000	879,349
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5.125%, 7/01/2030	7,405,000	7,454,762
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	12,830,000	13,103,151
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5.25%, 7/01/2030	1,345,000	1,411,699
Commonwealth of Puerto Rico, Public Improvement, “C”, AGM, 5.25%, 7/01/2027	465,000	468,469
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NATL, 6%, 7/01/2027	3,540,000	3,548,248

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2020	$840,000	$841,764
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	11,405,000	10,571,865
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	555,000	555,044
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	2,345,000	2,345,539
Puerto Rico Electric Power Authority Rev., “MM”, NATL, 5%, 7/01/2020	65,000	64,618
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 5.25%, 7/01/2022	2,165,000	2,151,707
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 4.75%, 7/01/2033	380,000	335,171
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2024	240,000	233,494
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 6%, 7/01/2022	1,150,000	1,131,784
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2025	260,000	250,988
Puerto Rico Electric Power Authority Rev., “RR”, ASSD GTY, 5%, 7/01/2028	185,000	185,381
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2022	650,000	639,704
Puerto Rico Electric Power Authority Rev., “SS”, NATL, 5%, 7/01/2019	3,825,000	3,828,022
Puerto Rico Electric Power Authority Rev., “SS”, ASSD GTY, 4.375%, 7/01/2030	280,000	280,081
Puerto Rico Electric Power Authority Rev., “SS”, NATL, 5%, 7/01/2020	815,000	810,216
Puerto Rico Electric Power Authority Rev., “TT”, NATL, 5%, 7/01/2024	1,230,000	1,196,655
Puerto Rico Electric Power Authority Rev., “TT”, NATL, 5%, 7/01/2026	65,000	62,210
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2022	490,000	491,764
Puerto Rico Electric Power Authority Rev., “UU”, ASSD GTY, 4.25%, 7/01/2027	1,705,000	1,705,682
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 4.5%, 7/01/2018	155,000	155,305
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 5%, 7/01/2019	885,000	887,956

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., “V”, AGM, 5.25%, 7/01/2027	$160,000	$176,086
Puerto Rico Electric Power Authority Rev., “V”, NATL, 5.25%, 7/01/2026	965,000	939,553
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2025	475,000	465,647
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2029	2,815,000	2,687,565
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2030	4,615,000	4,374,097
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	485,000	452,558
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Cogeneration Facilities - AES Puerto Rico Project), 6.625%, 6/01/2026	4,530,000	3,708,938
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	4,780,000	4,313,281
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2018	320,000	320,000
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 4%, 4/01/2020	165,000	161,700
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2021	60,000	59,850
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2021	570,000	568,575
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	715,000	713,213
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2022	645,000	633,713

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2026	$200,000	$191,000
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2027	2,645,000	2,499,525
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.5%, 12/01/2031	980,000	921,200
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	1,330,000	1,197,000
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2036	1,120,000	974,400
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	1,625,000	1,430,000
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 4.375%, 10/01/2031	525,000	364,219
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 5%, 10/01/2042	260,000	174,200
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2018	715,000	720,641
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2023	5,375,000	5,487,768
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	11,460,000	11,613,220
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	5,775,000	5,786,030
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	17,780,000	17,726,838
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2028	1,075,000	1,065,691
Puerto Rico Municipal Finance Agency, “A”, AGM, 5%, 8/01/2027	325,000	325,741

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2023	$3,400,000	$3,480,036
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2027	1,470,000	1,473,425
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2028	490,000	491,240
Puerto Rico Public Buildings Authority Government Facilities Rev., “N”, ASSD GTY, 5%, 7/01/2032	690,000	690,814
Puerto Rico Public Buildings Authority Government Facilities Rev., “I”, ASSD GTY, 5%, 7/01/2036	735,000	735,316
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 10%, 7/01/2035	6,225,000	6,525,917
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, AGM, 5%, 8/01/2040	1,940,000	1,983,243
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/2040 (a)(d)	5,570,000	2,631,825
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2040	5,990,000	1,374,286
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2041	4,815,000	1,044,614
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2043	4,660,000	906,743
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2044	2,995,000	550,751
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2047	14,305,000	2,429,561
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	12,535,000	1,423,224
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	12,770,000	2,624,618
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	2,145,000	374,002
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	43,880,000	7,259,507
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/2025	595,000	574,532

		$274,396,579
Rhode Island - 0.0%
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.8%, 12/01/2031	$1,990,000	$2,032,686

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
South Carolina - 0.7%
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/2023	$4,130,000	$4,438,676
South Carolina Economic Development Authority, Residential Care Facilities Rev. (South Carolina Episcopal Home at Still Hopes), 5%, 4/01/2047	1,590,000	1,649,069
South Carolina Economic Development Authority, Residential Care Facilities Rev. (South Carolina Episcopal Home at Still Hopes), 5%, 4/01/2052	1,260,000	1,300,118
South Carolina Jobs & Economic Development Authority Hospital Rev. (Palmetto Health), 5.75%, 8/01/2039	940,000	975,466
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Hampton Regional Medical Center Project), 4%, 11/01/2029	3,240,000	3,073,367
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2033	1,950,000	2,046,525
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2037	1,380,000	1,433,861
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2042	3,515,000	3,624,211
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2046	1,905,000	1,958,150
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5.125%, 5/01/2048	805,000	829,367
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), “B”, 5%, 5/01/2037	925,000	971,750
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Wesley Commons), 5%, 10/01/2036	5,735,000	5,778,758
South Carolina Ports Authority, 5.25%, 7/01/2050	1,485,000	1,650,295
South Carolina Public Service Authority Rev., “A”, 5%, 12/01/2049	1,750,000	1,909,233

		$31,638,846
South Dakota - 0.0%
South Dakota Health & Educational Facilities Authority Rev. (Sanford Obligated Group), “B”, 5%, 11/01/2034	$1,520,000	$1,683,810

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tennessee - 0.6%
Blount County, TN, Health & Educational Facilities Board Rev. (Asbury, Inc.), “A”, 5%, 1/01/2037	$750,000	$786,810
Blount County, TN, Health & Educational Facilities Board Rev. (Asbury, Inc.), “A”, 5%, 1/01/2047	1,575,000	1,636,929
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5.25%, 1/01/2045	2,270,000	2,432,282
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 10/01/2040	5,000,000	5,328,150
Johnson City, TN, Health & Educational Facilities Board Rev. (Appalachian Christian Village Project), “A”, 5%, 2/15/2043	3,000,000	2,084,040
Johnson City, TN, Health & Educational Facilities Board, Hospital Rev. (Mountain States Health Alliance), 6%, 7/01/2038	1,700,000	1,814,172
Knox County, TN, Health, Educational & Housing Facility Board Knox Rev. (University Health System, Inc.), 5%, 4/01/2030	680,000	770,168
Knox County, TN, Health, Educational & Housing Facility Board Knox Rev. (University Health System, Inc.), 5%, 4/01/2031	800,000	901,368
Knox County, TN, Health, Educational & Housing Facility Board Knox Rev. (University Health System, Inc.), 5%, 4/01/2036	500,000	555,435
Metropolitan Government of Nashville, TN, Airport Authority Improvement Rev., “B”, 5%, 7/01/2040	3,000,000	3,374,880
Shelby County, TN, Health, Educational & Housing Facility Board Residential Care Facility Mortgage Rev. (Village at Germantown), 5%, 12/01/2034	500,000	519,295
Shelby County, TN, Health, Educational & Housing Facility Board Residential Care Facility Mortgage Rev. (Village at Germantown), 5.25%, 12/01/2044	1,000,000	1,046,610
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	2,105,000	2,373,472
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2024	3,625,000	4,183,540

		$27,807,151
Texas - 6.7%
Arlington, TX, Higher Education Finance Corp. Education Rev. (Newman International Academy), “A”, 5.375%, 8/15/2036	$820,000	$805,355
Arlington, TX, Higher Education Finance Corp. Education Rev. (Newman International Academy), “A”, 5.5%, 8/15/2046	3,680,000	3,531,733
Arlington, TX, Higher Education Finance Corp. Education Rev. (UME Preparatory Academy), “A”, 5%, 8/15/2038	1,060,000	1,059,979
Arlington, TX, Higher Education Finance Corp. Education Rev. (UME Preparatory Academy), “A”, 5%, 8/15/2048	1,750,000	1,723,015
Arlington, TX, Higher Education Finance Corp. Education Rev. (UME Preparatory Academy), “A”, 5%, 8/15/2053	1,695,000	1,639,523

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Arlington, TX, Higher Education Finance Corp. Education Rev. (Wayside Schools), “A”, 4.375%, 8/15/2036	$555,000	$548,396
Arlington, TX, Higher Education Finance Corp. Education Rev. (Wayside Schools), “A”, 4.625%, 8/15/2046	1,040,000	1,040,822
Austin, TX, (Travis, Williamson and Hays Counties) Airport System Rev., “B”, 5%, 11/15/2041	930,000	1,043,655
Austin, TX, Convention Center Hotel First Tier Rev. (Convention Enterprises, Inc.), “A”, 5%, 1/01/2029	890,000	1,042,724
Austin, TX, Convention Center Hotel First Tier Rev. (Convention Enterprises, Inc.), “A”, 5%, 1/01/2031	1,325,000	1,526,413
Austin, TX, Convention Center Hotel Second Tier Rev. (Convention Enterprises, Inc.), “B”, 5%, 1/01/2026	615,000	711,850
Austin, TX, Convention Center Hotel Second Tier Rev. (Convention Enterprises, Inc.), “B”, 5%, 1/01/2028	400,000	463,172
Austin, TX, Convention Center Hotel Second Tier Rev. (Convention Enterprises, Inc.), “B”, 5%, 1/01/2030	585,000	670,486
Austin, TX, Convention Center Hotel Second Tier Rev. (Convention Enterprises, Inc.), “B”, 5%, 1/01/2034	260,000	293,030
Bell County, TX, Health Facility Development Corp. (Advanced Living Technologies, Inc.), 8%, 12/15/2036 (a)(d)	4,650,000	46,500
Brazos River, TX, Brazoria County Environmental Rev. (Dow Chemical, Co.), “A-3”, 5.125%, 5/15/2033	4,685,000	4,795,425
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “A”, 5.95%, 5/15/2033	8,455,000	8,744,246
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “B-2”, 4.95%, 5/15/2033	1,625,000	1,663,058
Central Texas Regional Mobility Authority Senior Lien Rev., “A”, 5%, 1/01/2045	1,315,000	1,448,196
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 6%, 8/15/2033	845,000	968,767
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 5.75%, 8/15/2041	695,000	789,402
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 6%, 8/15/2043	1,850,000	2,123,504
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 3.375%, 12/01/2024	415,000	423,246
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.125%, 12/01/2040 (Prerefunded 12/01/2020)	4,940,000	5,532,701
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.25%, 12/01/2045 (Prerefunded 12/01/2020)	1,670,000	1,876,111
Dallas and Fort Worth, TX, International Airport Rev., “A”, 5%, 11/01/2038	4,430,000	4,725,747

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	$4,370,000	$4,833,307
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	9,175,000	10,021,210
Deaf Smith County, TX, Hospital District, “A”, 6.5%, 3/01/2040	3,800,000	4,164,686
Decatur Hospital Authority Rev. (Wise Regional Health System), “A”, 5.25%, 9/01/2044	1,860,000	1,996,636
Gulf Coast, TX, Industrial Development Authority Rev. (CITGO Petroleum Corp.), 4.875%, 5/01/2025	2,345,000	2,437,463
Gulf Coast, TX, Industrial Development Authority Rev. (CITGO Petroleum Corp.), 8%, 4/01/2028	875,000	884,328
Gulf Coast, TX, Industrial Development Authority Rev. (Microgy Holdings Project), 7%, 12/01/2036 (a)(d)	746,831	7
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (Brazos Presbyterian Homes Inc. Project), 7%, 1/01/2043 (Prerefunded 1/01/2023)	2,265,000	2,794,851
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7.25%, 12/01/2035 (Prerefunded 12/01/2018)	2,400,000	2,514,240
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2031	1,425,000	1,590,414
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2032	185,000	206,114
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2033	450,000	499,617
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2034	4,580,000	2,285,924
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2038	40,280,000	15,321,304
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2041	745,000	267,850
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2046	1,865,000	517,482
Houston, TX, Airport System Rev., “B”, 5%, 7/01/2026	1,335,000	1,467,899
Houston, TX, Airport System Rev., Special Facilities Rev. (Continental Airlines, Inc.), 6.625%, 7/15/2038	7,680,000	8,512,051
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.5%, 7/01/2020	3,075,000	3,219,617
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.75%, 7/01/2024	4,655,000	5,118,033
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 5%, 7/01/2029	9,905,000	10,870,936

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-1”, 5%, 7/15/2030	$6,515,000	$7,205,134
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 3/01/2023	145,000	145,315
Irving, TX, Hospital Authority Rev. (Baylor Scott & White Medical Center-Irving), “A”, 5%, 10/15/2044	1,290,000	1,399,547
La Vernia, TX, Higher Education Finance Corp. Rev. (KIPP, Inc.), “A”, 6.25%, 8/15/2039 (Prerefunded 8/15/2019)	1,670,000	1,788,420
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	4,385,000	4,764,785
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 6.25%, 2/15/2037 (Prerefunded 2/15/2019)	4,340,000	4,551,575
Matagorda County, TX, Pollution Control Rev. (Central Power & Light Co.), “A”, 6.3%, 11/01/2029	2,680,000	2,887,968
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5%, 2/15/2024	300,000	329,250
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5%, 2/15/2030	905,000	964,739
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5.125%, 2/15/2030	750,000	795,668
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5%, 2/15/2036	500,000	517,890
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5.125%, 2/15/2042	1,750,000	1,817,533
Mission, TX, Economic Development Corp., Solid Waste Disposal Rev. (Allied Waste N.A., Inc.), “A”, 1.45%, 1/01/2020 (Put Date 4/01/2018)	4,780,000	4,780,526
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Carillon Lifecare Community Project), 5%, 7/01/2036	1,445,000	1,481,848
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Carillon Lifecare Community Project), 5%, 7/01/2046	1,820,000	1,838,600
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Longhorn Village Project), 5%, 1/01/2037	2,000,000	2,122,460
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Longhorn Village Project), 5%, 1/01/2042	2,000,000	2,116,340
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - The Langford Project), “A”, 5%, 11/15/2026	295,000	299,935
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - The Langford Project), “A”, 5.375%, 11/15/2036	420,000	422,738

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - The Langford Project), “A”, 5.5%, 11/15/2046	$835,000	$840,127
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - The Langford Project), “A”, 5.5%, 11/15/2052	960,000	961,901
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - The Langford Project), “B-1”, 3.25%, 11/15/2022	1,140,000	1,124,040
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - The Langford Project), “B-2”, 3%, 11/15/2021	650,000	646,757
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5.5%, 1/01/2035	1,325,000	1,427,383
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5.5%, 1/01/2043	1,420,000	1,518,292
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5.5%, 1/01/2049	1,470,000	1,566,344
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Westminster Project), 5%, 11/01/2031	550,000	601,255
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Westminster Project), 4%, 11/01/2036	810,000	809,960
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (4-K Housing, Inc. - Stoney Brook Project), “A-1”, 4.5%, 7/01/2042	445,000	443,678
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (4-K Housing, Inc. - Stoney Brook Project), “A-1”, 5%, 7/01/2047	445,000	461,211
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (4-K Housing, Inc. - Stoney Brook Project), “A-1”, 4.75%, 7/01/2052	665,000	669,495
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (4-K Housing, Inc. - Stoney Brook Project), “A-1”, 4.25%, 7/01/2037	445,000	438,045
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 5%, 7/01/2031	230,000	256,547
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 4%, 7/01/2036	1,170,000	1,163,928

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 5%, 7/01/2046	$2,330,000	$2,519,196
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 5%, 7/01/2051	2,330,000	2,514,000
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “B”, 4%, 7/01/2031	525,000	527,221
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “B”, 4.25%, 7/01/2036	790,000	793,863
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “B”, 5%, 7/01/2046	2,105,000	2,224,775
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “B”, 4.75%, 7/01/2051	1,845,000	1,896,476
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (MRC Crestview Project), 5%, 11/15/2031	610,000	645,966
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (MRC Crestview Project), 5%, 11/15/2036	400,000	417,308
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/2030	310,000	344,785
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/2035	310,000	336,074
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/2047	770,000	832,855
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Collegiate Housing Island Campus LLC - Texas A&M University - Corpus Christi Island Campus Project), 5%, 4/01/2037	695,000	761,810
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Collegiate Housing Island Campus LLC - Texas A&M University - Corpus Christi Island Campus Project), 5%, 4/01/2042	815,000	891,366
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), “A”, AGM, 5%, 4/01/2046	1,295,000	1,406,292
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), “A”, 5%, 4/01/2044	5,000,000	5,411,400

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Newark, TX, Higher Education Finance Corp. Authority Rev. (A+ Charter Schools, Inc.), “A”, 5.5%, 8/15/2035	$1,530,000	$1,595,056
Newark, TX, Higher Education Finance Corp. Authority Rev. (A+ Charter Schools, Inc.), “A”, 5.75%, 8/15/2045	2,250,000	2,359,148
Newark, TX, Higher Education Finance Corp. Authority Rev. (Austin Achieve Public Schools, Inc.), “A”, 5%, 6/15/2032	540,000	544,817
Newark, TX, Higher Education Finance Corp. Authority Rev. (Austin Achieve Public Schools, Inc.), “A”, 5%, 6/15/2037	595,000	596,351
Newark, TX, Higher Education Finance Corp. Authority Rev. (Austin Achieve Public Schools, Inc.), “A”, 5%, 6/15/2042	715,000	713,956
Newark, TX, Higher Education Finance Corp. Authority Rev. (Austin Achieve Public Schools, Inc.), “A”, 5.25%, 6/15/2048	1,435,000	1,442,692
North Texas Tollway Authority Rev., 6%, 1/01/2043	1,280,000	1,436,198
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	6,020,000	6,642,889
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC The Crossings Project), “A”, 7.5%, 11/15/2034	1,075,000	1,238,615
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC The Crossings Project), “A”, 7.75%, 11/15/2044	1,970,000	2,275,862
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC The Crossings Project), “A”, 8%, 11/15/2049	1,680,000	1,959,468
SA Energy Acquisition Public Facility Corp. (Tex Gas Supply), 5.5%, 8/01/2027	4,000,000	4,799,120
San Juan, TX, Higher Education Finance Authority Education Rev. (Idea Public Schools), “A”, 6.7%, 8/15/2040 (Prerefunded 8/15/2020)	2,955,000	3,317,844
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corporation Edgemere Project), “B”, 5%, 11/15/2036	3,840,000	4,028,966
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Air Force Village Foundation, Inc.), ETM, 5.75%, 11/15/2019	330,000	345,180
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Air Force Village Obligated Group Project), 6.125%, 11/15/2029 (Prerefunded 11/15/2019)	520,000	560,872
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2030	1,500,000	1,625,505
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2035	3,345,000	3,557,508

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2040	$4,210,000	$4,434,309
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckingham Senior Living Community, Inc. Project), 3.875%, 11/15/2020	2,810,000	2,810,141
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckingham Senior Living Community, Inc. Project), 5.625%, 11/15/2041	2,750,000	2,817,458
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckingham Senior Living Community, Inc. Project), “A”, 5.25%, 11/15/2035	845,000	849,217
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckingham Senior Living Community, Inc. Project), “A”, 5.5%, 11/15/2045	3,750,000	3,813,750
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckner Retirement Services, Inc. Project), “B”, 5%, 11/15/2040	5,250,000	5,815,845
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckner Retirement Services, Inc. Project), “B”, 5%, 11/15/2046	7,180,000	7,919,612
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckner Senior Living - Ventana Project), “B-3”, 3.875%, 11/15/2022	1,740,000	1,742,854
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corporation Edgemere Project), “A”, 5%, 11/15/2030	2,000,000	2,138,080
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corporation Edgemere Project), “A”, 5%, 11/15/2035	2,350,000	2,470,414
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corporation Edgemere Project), “B”, 5%, 11/15/2030	2,055,000	2,196,877
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Stayton at Museum Way), 8%, 11/15/2028	1,000,000	925,980
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Stayton at Museum Way), 8.25%, 11/15/2044	14,305,000	12,784,665
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Trinity Terrace Project), “A-1”, 5%, 10/01/2044	660,000	706,207
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	1,375,000	1,623,105

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	$1,105,000	$1,286,187
Texas Transportation Commission, Central Texas Turnpike System Rev., Capital Appreciation, “B”, 0%, 8/15/2036	4,605,000	2,088,828
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030 (Prerefunded 11/01/2020)	3,165,000	3,604,080
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040 (Prerefunded 11/01/2020)	3,560,000	4,065,769
Travis County, TX, Health Facilities Development Corp. Rev., Unrefunded Balance, (Westminster Manor Health), 7%, 11/01/2030	600,000	676,344

		$307,253,415
Utah - 0.3%
Utah Charter School Finance Authority, Charter School Rev. (Early Light Academy Project), 8.25%, 7/15/2035 (Prerefunded 7/15/2018)	$3,615,000	$3,797,666
Utah Charter School Finance Authority, Charter School Rev. (Hawthorn Academy Project), 8.25%, 7/15/2035 (Prerefunded 7/15/2018)	3,895,000	4,086,283
Utah Charter School Finance Authority, Charter School Rev. (Reagan Academy Project), 5%, 2/15/2046	1,285,000	1,313,026
Utah Charter School Finance Authority, Charter School Rev. (Reagan Academy Project), 5%, 2/15/2036	715,000	736,364
Utah Charter School Finance Authority, Charter School Rev. (Reagan Academy Project), “A”, 3.5%, 2/15/2026	490,000	467,774
Utah Charter School Finance Authority, Charter School Rev. (Spectrum Academy), 5%, 4/15/2030	745,000	749,261
Utah Charter School Finance Authority, Charter School Rev. (Spectrum Academy), 6%, 4/15/2045	1,765,000	1,840,118
Utah County, UT, Charter School Rev. (Renaissance Academy), “A”, 5.625%, 7/15/2037	2,405,000	2,404,711

		$15,395,203
Vermont - 0.3%
Burlington, VT, Airport Rev., “A”, 5%, 7/01/2022	$3,785,000	$4,111,646
Burlington, VT, Airport Rev., “A”, 4%, 7/01/2028	4,645,000	4,825,830
Vermont Economic Development Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), 4.75%, 4/01/2036 (Put Date 4/02/2018)	3,275,000	3,279,552

		$12,217,028

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Virginia - 1.0%
Commonwealth of Virginia, Board of Transportation, Federal Transportation Grant, 4%, 5/15/2034	$2,245,000	$2,402,599
Commonwealth of Virginia, Board of Transportation, Federal Transportation Grant, 4%, 5/15/2036	1,795,000	1,908,552
Commonwealth of Virginia, Board of Transportation, Federal Transportation Grant Anticipation Refunding Rev., 5%, 3/15/2027	8,485,000	10,220,352
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/2043	4,765,000	5,191,515
James City County, VA, Economic Development Authority, Residential Care Facilities Rev. (Virginia United Methodist Homes of Williamsburg), “A”, 2%, 10/01/2048	981,912	73,643
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), 5%, 1/01/2046	995,000	1,016,532
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), 5.375%, 1/01/2046	2,390,000	2,501,422
Prince William County, VA, Cherry Hill Community Development Authority Rev. (Potomac Shores Project), 5.4%, 3/01/2045	1,780,000	1,827,277
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), “B”, 5.25%, 7/01/2030	2,810,000	3,082,430
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), “B”, 5.25%, 7/01/2035	2,590,000	2,802,743
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	4,975,000	5,616,128
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	9,705,000	10,730,430
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 3/01/2019 (a)(d)	769,496	15
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “B”, 6.25%, 3/01/2019 (a)(d)	6,569,571	131

		$47,373,769
Washington - 0.8%
Port Seattle, WA, Industrial Development Corp., Special Facilities Rev. (Delta Airlines, Inc.), 5%, 4/01/2030	$4,000,000	$4,387,880
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	1,550,000	1,658,872
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	3,665,000	3,935,147
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2035	1,215,000	1,358,540
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2036	810,000	903,604

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Washington - continued
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2037	$875,000	$973,875
Washington Higher Education Facilities Authority Rev. (Whitworth University), 5.875%, 10/01/2034 (Prerefunded 10/01/2019)	2,435,000	2,603,940
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2036	2,460,000	2,618,153
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2046	4,675,000	4,904,449
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2051	2,970,000	3,104,571
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2036	1,000,000	1,033,950
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2041	2,000,000	2,048,200
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2046	2,385,000	2,430,840
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2051	3,635,000	3,692,251
Washington Housing Finance Community Nonprofit Housing Rev. (Heron’s Key Senior Living), “B-2”, 4.875%, 1/01/2022	915,000	915,403

		$36,569,675
West Virginia - 0.3%
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2028	$1,285,000	$1,453,605
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2029	515,000	580,019
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2030	1,005,000	1,126,917
Monongalia County, WV, Special District Excise Tax Rev., Refunding & Improvement Bonds (University Town Centre Economic Opportunity Development District), “A”, 4.5%, 6/01/2027	740,000	737,728
Monongalia County, WV, Special District Excise Tax Rev., Refunding & Improvement Bonds (University Town Centre Economic Opportunity Development District), “A”, 5.5%, 6/01/2037	1,760,000	1,812,554
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), 4.75%, 6/01/2031	1,000,000	1,054,720

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
West Virginia - continued
West Virginia Hospital Finance Authority Hospital Rev. (Charleston Area Medical Center), “A”, 5%, 9/01/2027	$2,100,000	$2,322,222
West Virginia Hospital Finance Authority Hospital Rev. (Charleston Area Medical Center), “A”, 5%, 9/01/2028	1,000,000	1,101,440
West Virginia Hospital Finance Authority Hospital Rev. (Thomas Health System), 6.5%, 10/01/2038	3,450,000	3,493,470

		$13,682,675
Wisconsin - 3.1%
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2027	$2,530,000	$2,677,018
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2032	2,315,000	2,387,390
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2037	1,265,000	1,286,050
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2039	1,265,000	1,283,153
Wisconsin Health & Educational Facilities Authority Rev. (American Eagle Nursing Home), 7.15%, 6/01/2028	2,850,000	2,882,063
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), 5%, 7/01/2036	625,000	678,556
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), 5%, 7/01/2039	1,550,000	1,677,023
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), “A”, 6.125%, 6/01/2035 (Prerefunded 6/01/2020)	710,000	781,817
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), “A”, 6.125%, 6/01/2039 (Prerefunded 6/01/2020)	1,435,000	1,580,150
Wisconsin Health & Educational Facilities Authority Rev. (Benevolent Corp. Cedar Community), 5%, 6/01/2037	1,110,000	1,160,993
Wisconsin Health & Educational Facilities Authority Rev. (Benevolent Corp. Cedar Community), 5%, 6/01/2041	955,000	994,852
Wisconsin Health & Educational Facilities Authority Rev. (Marshfield Clinic Health System, Inc.), “C”, 5%, 2/15/2047	2,035,000	2,230,055
Wisconsin Health & Educational Facilities Authority Rev. (Meriter Hospital), “A”, 5.5%, 5/01/2031 (Prerefunded 5/01/2021)	1,855,000	2,072,981
Wisconsin Health & Educational Facilities Authority Rev. (Meriter Hospital), “A”, 6%, 5/01/2041 (Prerefunded 5/01/2021)	1,405,000	1,592,174
Wisconsin Health & Educational Facilities Authority Rev. (Sauk-Prairie Memorial Hospital), 5.25%, 2/01/2043	4,870,000	5,053,891
Wisconsin Health & Educational Facilities Authority Rev. (Sauk-Prairie Memorial Hospital), “A”, 5.125%, 2/01/2038	5,110,000	5,286,142
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/2029 (Prerefunded 9/15/2019)	485,000	529,688

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/2039 (Prerefunded 9/15/2019)	$1,960,000	$2,152,315
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “B”, 5%, 9/15/2037	290,000	308,395
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “B”, 5%, 9/15/2045	435,000	460,878
Wisconsin Public Finance Authority Education Rev. (Mountain Island Charter School), 5%, 7/01/2037	665,000	694,659
Wisconsin Public Finance Authority Education Rev. (Mountain Island Charter School), 5%, 7/01/2047	805,000	836,266
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 4.95%, 3/01/2030	1,025,000	1,060,199
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 5.25%, 3/01/2035	1,005,000	1,037,311
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 5.5%, 3/01/2045	2,815,000	2,903,025
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A”, 4%, 9/01/2020	460,000	475,152
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2025	520,000	566,467
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2030	920,000	966,221
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2038	1,215,000	1,251,316
Wisconsin Public Finance Authority Higher Education Facilities Rev. (Gannon University Project), 5%, 5/01/2042	595,000	638,673
Wisconsin Public Finance Authority Higher Education Facilities Rev. (Gannon University Project), 5%, 5/01/2047	545,000	581,537
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027	12,340,000	13,139,632
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 6.5%, 12/01/2037	8,145,000	9,357,139
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 7%, 12/01/2050	4,260,000	4,990,888
Wisconsin Public Finance Authority Rev. (Celanese Corp.), “B”, 5%, 12/01/2025	3,055,000	3,448,912
Wisconsin Public Finance Authority Rev. (Denver International Airport Great Hall Project), 5%, 9/30/2037	1,010,000	1,126,221
Wisconsin Public Finance Authority Rev. (Denver International Airport Great Hall Project), 5%, 9/30/2049	2,020,000	2,228,141

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 5.75%, 4/01/2035	$2,805,000	$3,056,440
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), “A”, 5.25%, 5/15/2037	1,995,000	2,171,757
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), “A”, 5.25%, 5/15/2042	2,105,000	2,283,167
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), “A”, 5.25%, 5/15/2047	3,830,000	4,141,532
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), “A”, 5.25%, 5/15/2052	6,500,000	7,004,335
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.125%, 11/15/2029	1,905,000	2,019,529
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.5%, 11/15/2034	1,730,000	1,846,758
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.75%, 11/15/2044	1,685,000	1,815,031
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 6%, 11/15/2049	3,465,000	3,772,103
Wisconsin Public Finance Authority Student Housing Rev., (Western Carolina University Project), 5.25%, 7/01/2047	2,480,000	2,644,325
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2022	1,165,000	1,234,131
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5.25%, 7/01/2028	3,815,000	4,159,037
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2042	17,610,000	18,718,197
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “C”, 5%, 7/01/2042	2,870,000	3,043,377

		$140,287,062
Total Municipal Bonds (Identified Cost, $4,265,643,169)		$4,396,693,649

Investment Companies (h) - 1.6%
Money Market Funds - 1.6%
MFS Institutional Money Market Portfolio, 1.44% (v) (Identified Cost, $71,282,794)	71,284,047	$71,276,918

Other Assets, Less Liabilities - 1.9%		86,543,884
Net Assets - 100.0%		$4,554,514,451

(a)	Non-income producing security.
(d)	In default.

Portfolio of Investments – continued

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $71,276,918 and $4,396,693,649, respectively.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $13,617,578, representing 0.3% of net assets.
(q)	Interest received was less than stated coupon rate.
(u)	Underlying security deposited into special purpose trust upon creation of self-deposited inverse floaters.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FLR	Floating rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.
LOC	Letter of Credit

Insurers
AGM	Assured Guaranty Municipal
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
CALHF	California Health Facility Construction Loan Insurance Program
FHLMC	Federal Home Loan Mortgage Corp.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $4,265,643,169)	$4,396,693,649
Investments in affiliated issuers, at value (identified cost, $71,282,794)	71,276,918
Receivables for
Investments sold	11,938,164
Fund shares sold	79,512,322
Interest	45,089,900
Other assets	16,013
Total assets	$4,604,526,966
Liabilities
Payables for
Distributions	$1,841,272
Investments purchased	7,598,423
Interest expense and fees	70,572
Fund shares reacquired	20,730,577
Payable to the holders of the floating rate certificates from trust assets	18,460,537
Payable to affiliates
Investment adviser	76,545
Shareholder servicing fee	926,030
Distribution and service fees	16,408
Payable for independent Trustees’ compensation	6,166
Accrued expenses and other liabilities	285,985
Total liabilities	$50,012,515
Net assets	$4,554,514,451
Net assets consist of
Paid-in capital	$4,462,741,499
Unrealized appreciation (depreciation)	131,044,604
Accumulated net realized gain (loss)	(46,723,771)
Undistributed net investment income	7,452,119
Net assets	$4,554,514,451
Shares of beneficial interest outstanding	558,667,213

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,589,868,466	194,954,905	$8.16
Class B	22,213,387	2,721,190	8.16
Class C	282,931,289	34,659,401	8.16
Class I	2,261,507,483	277,480,671	8.15
Class R6	397,993,826	48,851,046	8.15

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.52 [100 / 95.75 x $8.16]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Class I and R6. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$201,169,222
Dividends from affiliated issuers	563,125
Total investment income	$201,732,347
Expenses
Management fee	$21,332,113
Distribution and service fees	3,072,793
Shareholder servicing costs	3,616,512
Administrative services fee	627,578
Independent Trustees’ compensation	47,461
Custodian fee	258,303
Shareholder communications	190,403
Audit and tax fees	65,748
Legal fees	57,665
Interest expense and fees	287,151
Miscellaneous	416,653
Total expenses	$29,972,380
Fees paid indirectly	(1,116)
Reduction of expenses by investment adviser	(1,168,723)
Net expenses	$28,802,541
Net investment income (loss)	$172,929,806
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$13,302,477
Affiliated issuers	(6,510)
Net realized gain (loss)	$13,295,967
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$40,616,177
Affiliated issuers	(5,876)
Net unrealized gain (loss)	$40,610,301
Net realized and unrealized gain (loss)	$53,906,268
Change in net assets from operations	$226,836,074

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	1/31/18	1/31/17
Change in net assets
From operations
Net investment income (loss)	$172,929,806	$165,795,632
Net realized gain (loss)	13,295,967	7,620,562
Net unrealized gain (loss)	40,610,301	(131,082,621)
Change in net assets from operations	$226,836,074	$42,333,573
Distributions declared to shareholders
From net investment income	$(170,448,372)	$(157,382,960)
Change in net assets from fund share transactions	$856,860,511	$159,756,388
Total change in net assets	$913,248,213	$44,707,001
Net assets
At beginning of period	3,641,266,238	3,596,559,237
At end of period (including undistributed net investment income of $7,452,119 and $8,008,049, respectively)	$4,554,514,451	$3,641,266,238

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	1/31/18	1/31/17		1/31/16	1/31/15	1/31/14
Net asset value, beginning of period	$8.02	$8.25		$8.29	$7.61	$8.34
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.37	(c)	$0.37	$0.39	$0.40
Net realized and unrealized gain (loss)	0.14	(0.25)		(0.06)	0.65	(0.74)
Total from investment operations	$0.50	$0.12		$0.31	$1.04	$(0.34)
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.35)		$(0.35)	$(0.36)	$(0.39)
Net asset value, end of period (x)	$8.16	$8.02		$8.25	$8.29	$7.61
Total return (%) (r)(s)(t)(x)	6.29	1.38	(c)	3.86	14.01	(4.05)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.71	(c)	0.70	0.71	0.72
Expenses after expense reductions (f)	0.65	0.66	(c)	0.66	0.68	0.69
Net investment income (loss)	4.44	4.41	(c)	4.54	4.85	5.03
Portfolio turnover	17	23		17	12	18
Net assets at end of period (000 omitted)	$1,589,868	$1,781,515		$1,974,564	$1,583,324	$1,445,607
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.64	0.65	(c)	0.65	0.67	0.67

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended
	1/31/18	1/31/17		1/31/16	1/31/15	1/31/14
Net asset value, beginning of period	$8.03	$8.26		$8.30	$7.61	$8.35
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.30	(c)	$0.31	$0.33	$0.33
Net realized and unrealized gain (loss)	0.13	(0.25)		(0.06)	0.66	(0.74)
Total from investment operations	$0.43	$0.05		$0.25	$0.99	$(0.41)
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.28)		$(0.29)	$(0.30)	$(0.33)
Net asset value, end of period (x)	$8.16	$8.03		$8.26	$8.30	$7.61
Total return (%) (r)(s)(t)(x)	5.35	0.59	(c)	3.06	13.27	(4.92)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.71	(c)	1.70	1.71	1.72
Expenses after expense reductions (f)	1.41	1.44	(c)	1.44	1.45	1.48
Net investment income (loss)	3.68	3.62	(c)	3.78	4.08	4.25
Portfolio turnover	17	23		17	12	18
Net assets at end of period (000 omitted)	$22,213	$26,528		$30,537	$33,622	$34,969
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding interest expense and fees (f)(l)	1.40	1.43	(c)	1.43	1.44	1.46

See Notes to Financial Statements

Financial Highlights – continued

Class C	Year ended
	1/31/18	1/31/17		1/31/16	1/31/15	1/31/14
Net asset value, beginning of period	$8.03	$8.26		$8.30	$7.61	$8.35
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.28	(c)	$0.29	$0.31	$0.32
Net realized and unrealized gain (loss)	0.13	(0.24)		(0.06)	0.66	(0.75)
Total from investment operations	$0.41	$0.04		$0.23	$0.97	$(0.43)
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.27)		$(0.27)	$(0.28)	$(0.31)
Net asset value, end of period (x)	$8.16	$8.03		$8.26	$8.30	$7.61
Total return (%) (r)(s)(t)(x)	5.10	0.37	(c)	2.83	13.01	(5.12)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.71	(c)	1.70	1.71	1.72
Expenses after expense reductions (f)	1.65	1.66	(c)	1.66	1.68	1.69
Net investment income (loss)	3.43	3.41	(c)	3.55	3.84	4.05
Portfolio turnover	17	23		17	12	18
Net assets at end of period (000 omitted)	$282,931	$285,224		$271,643	$254,973	$221,393
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding interest expense and fees (f)(l)	1.64	1.65	(c)	1.65	1.66	1.67

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended
	1/31/18	1/31/17		1/31/16	1/31/15	1/31/14
Net asset value, beginning of period	$8.02	$8.25		$8.29	$7.60	$8.34
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.37	(c)	$0.37	$0.38	$0.40
Net realized and unrealized gain (loss)	0.13	(0.25)		(0.06)	0.67	(0.75)
Total from investment operations	$0.49	$0.12		$0.31	$1.05	$(0.35)
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.35)		$(0.35)	$(0.36)	$(0.39)
Net asset value, end of period (x)	$8.15	$8.02		$8.25	$8.29	$7.60
Total return (%) (r)(s)(t)(x)	6.15	1.38	(c)	3.86	14.14	(4.18)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.71	(c)	0.71	0.71	0.72
Expenses after expense reductions (f)	0.65	0.66	(c)	0.66	0.68	0.69
Net investment income (loss)	4.42	4.42	(c)	4.55	4.78	5.04
Portfolio turnover	17	23		17	12	18
Net assets at end of period (000 omitted)	$2,261,507	$1,547,999		$1,319,815	$1,032,069	$386,421
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding interest expense and fees (f)(l)	0.64	0.65	(c)	0.65	0.66	0.67

See Notes to Financial Statements

Financial Highlights – continued

Class R6	Year ended
	1/31/18 (i)
Net asset value, beginning of period	$8.23
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22
Net realized and unrealized gain (loss)	(0.06	)(g)
Total from investment operations	$0.16
Less distributions declared to shareholders
From net investment income	$(0.24)
Net asset value, end of period (x)	$8.15
Total return (%) (r)(s)(t)(x)	1.97	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	(a)
Expenses after expense reductions (f)	0.56	(a)
Net investment income (loss)	4.09	(a)
Portfolio turnover	17
Net assets at end of period (000 omitted)	$397,994
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding interest expense and fees (f)(l)	0.55	(a)

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(i)	For the period from the class inception date, June 2, 2017, through the stated period end.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Municipal High Income Fund (the fund) is a diversified series of MFS Series Trust III which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Many municipal instruments are supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the fund and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Notes to Financial Statements – continued

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily

Notes to Financial Statements – continued

available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments The following is a summary of the levels used as of January 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$4,396,693,649	$—	$4,396,693,649
Mutual Funds	71,276,918	—	—	71,276,918
Total	$71,276,918	$4,396,693,649	$—	$4,467,970,567

For further information regarding security characteristics, see the Portfolio of Investments.

Inverse Floaters – The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by the fund utilizing the fund’s municipal bonds which have already been issued (known as self-deposited secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short-term interest rates. A self-deposited secondary market inverse floating rate security is created

Notes to Financial Statements – continued

when the fund transfers a fixed rate municipal bond to a special purpose trust (“the trust”), and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the trust or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”) which are held by the fund. Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates from trust assets”. The carrying value of the fund’s payable to the holders of the floating rate certificates from trust assets as reported in the fund’s Statement of Assets and Liabilities approximates its fair value. The value of the payable to the holders of the floating rate certificates from trust assets as of the reporting date is considered level 2 under the fair value hierarchy disclosure. At January 31, 2018, the fund’s payable to the holders of the floating rate certificates from trust assets was $18,460,537 and the weighted average interest rate on the floating rate certificates issued by the trust was 1.33%. For the year ended January 31, 2018, the average payable to the holders of the floating rate certificates from trust assets was $16,389,105 at a weighted average interest rate of 1.10%. Interest expense and fees relate to interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended January 31, 2018, interest expense and fees related to self-deposited inverse floaters amounted to $286,377 and are included in “Interest expense and fees” in the Statement of Operations.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2018, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and amortization and accretion of debt securities.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 1/31/18	Year ended 1/31/17
Ordinary income (including any short-term capital gains)	$7,555,000	$2,786,932
Tax-exempt income	162,893,372	154,596,028
Total distributions	$170,448,372	$157,382,960

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/18
Cost of investments	$4,298,331,662
Gross appreciation	200,768,442
Gross depreciation	(49,590,074)
Net unrealized appreciation (depreciation)	$151,178,368
Undistributed ordinary income	1,825,802
Undistributed tax-exempt income	22,004,604
Capital loss carryforwards	(67,691,923)
Other temporary differences	(15,543,899)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after January 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of January 31, 2018, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
1/31/19	$(16,085,714)

Post-enactment losses which are characterized as follows:
Short-Term	$(19,863,025)
Long-Term	(31,743,184)
Total	$(51,606,209)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A

Notes to Financial Statements – continued

shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 1/31/18 (i)	Year ended 1/31/17
Class A	$67,868,751	$81,301,576
Class B	887,337	1,010,276
Class C	9,528,995	9,330,316
Class I	90,606,772	65,740,792
Class R6	1,556,517	—
Total	$170,448,372	$157,382,960

(i)	For Class R6, the period is from inception, June 2, 2017, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period February 1, 2017 through May 30, 2017, the management fee was computed daily and paid monthly at an annual rate of 0.55% of the fund’s average daily net assets. The investment adviser had agreed in writing to reduce its management fee to 0.50% of average daily net assets in excess of $2.5 billion. This written agreement terminated on May 30, 2017. For the period February 1, 2017 to May 30, 2017, this management fee reduction amounted to $202,338, which is included in the reduction of total expenses in the Statement of Operations. For the period May 31, 2017 to July 31, 2017, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $2.5 billion	0.55%
In excess of $2.5 billion	0.50%

Effective August 1, 2017, The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $2.5 billion	0.55%
In excess of $2.5 billion and up to $5 billion	0.50%
In excess of $5 billion	0.45%

MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended January 31, 2018, this management fee reduction amounted to $323,248 which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2018 was equivalent to an annual effective rate of 0.52% of the fund’s average daily net assets.

For the period February 1, 2017 through May 30, 2017, the investment adviser had agreed in writing to pay a portion of the fund’s operating expenses, excluding

Notes to Financial Statements – continued

management fee, distribution and service fee, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment related expenses (such as interest expenses and fees associated with investments in inverse floating rate instruments), such that fund operating expenses did not exceed 0.12% annually of the fund’s average daily net assets. This written agreement terminated on May 30, 2017. For the period February 1, 2017 to May 30, 2017, this reduction amounted to $316,427, which is included in the reduction of total expenses in the Statement of Operations. Effective May 31, 2017, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment related expenses (such as interest expenses and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class B	Class C	Class I	Class R6
0.65%	1.40%	1.65%	0.65%	0.56%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2019. For the period May 31, 2017 to January 31, 2018 this reduction amounted to $267,101, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $158,027 for the year ended January 31, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class B	0.75%	0.25%	1.00%	0.76%	$245,165
Class C	0.75%	0.25%	1.00%	1.00%	2,827,628
Total Distribution and Service Fees					$3,072,793

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2018 based on each class’s average daily net assets. For one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, MFD had agreed in writing to waive the service fee. This agreement terminated on May 30, 2017. For the period February 1, 2017 to May 30, 2017, this waiver amounted to $18,557 which is

Notes to Financial Statements – continued

included in the reduction of total expenses in the Statement of Operations. Effective May 31, 2017, MFD has agreed in writing to reduce the Class B service fee rate to 0.00% for all Class B shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2018. For the period May 31, 2017 to January 31, 2018, the waiver amounted to $40,094, which is included in the reduction of total expenses in the Statement of Operations. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended January 31, 2018, this rebate amounted to $958 for Class C shares which is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2018, were as follows:

Amount
Class A	$31,809
Class B	28,570
Class C	35,096

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2018, the fee was $192,177, which equated to 0.0048% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended January 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,424,335.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2018 was equivalent to an annual effective rate of 0.0158% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Notes to Financial Statements – continued

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $3,613 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended January 31, 2018. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $6,151 at January 31, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended January 31, 2018, the fee paid by the fund under this agreement was $6,760 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On June 1, 2017, MFS purchased 6,075 shares of Class R6 for an aggregate amount of $50,000 as an initial investment in the class.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended January 31, 2018, the fund engaged in purchase transactions pursuant to this policy, which amounted to $787,082.

(4) Portfolio Securities

For the year ended January 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $1,383,300,685 and $683,024,928, respectively.

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/18 (i)		Year ended 1/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	47,431,359	$388,366,464	63,209,881	$525,260,745
Class B	168,828	1,382,452	401,133	3,347,028
Class C	5,503,262	45,140,939	7,091,908	59,267,870
Class I	150,222,175	1,222,508,235	129,950,125	1,078,639,788
Class R6	50,281,508	411,742,022	—	—
	253,607,132	$2,069,140,112	200,653,047	$1,666,515,431

Shares issued to shareholders in reinvestment of distributions
Class A	7,539,633	$61,727,025	9,108,444	$75,576,786
Class B	87,028	713,135	97,997	813,785
Class C	972,679	7,972,745	903,739	7,498,459
Class I	9,368,649	76,731,193	6,020,133	49,867,916
Class R6	179,800	1,469,197	—	—
	18,147,789	$148,613,295	16,130,313	$133,756,946

Shares reacquired
Class A	(82,094,828)	$(665,446,477)	(89,506,890)	$(745,668,136)
Class B	(838,466)	(6,875,496)	(892,049)	(7,403,308)
Class C	(7,337,782)	(60,101,557)	(5,357,945)	(44,242,214)
Class I	(75,216,162)	(615,252,943)	(102,912,141)	(843,202,331)
Class R6	(1,610,262)	(13,216,423)	—	—
	(167,097,500)	$(1,360,892,896)	(198,669,025)	$(1,640,515,989)

Net change
Class A	(27,123,836)	$(215,352,988)	(17,188,565)	$(144,830,605)
Class B	(582,610)	(4,779,909)	(392,919)	(3,242,495)
Class C	(861,841)	(6,987,873)	2,637,702	22,524,115
Class I	84,374,662	683,986,485	33,058,117	285,305,373
Class R6	48,851,046	399,994,796	—	—
	104,657,421	$856,860,511	18,114,335	$159,756,388

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Notes to Financial Statements – continued

(i)	For Class R6, the period is from inception, June 2, 2017, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2018, the fund’s commitment fee and interest expense were $25,434 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		17,575,369	1,061,601,896	(1,007,893,218)	71,284,047

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(6,510)	$(5,876)	$—	$563,125	$71,276,918

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of MFS Municipal High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Municipal High Income Fund (the “Fund”) (one of the funds constituting the MFS Series Trust III (the “Trust”)), including the portfolio of investments, as of January 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the MFS Series Trust III) at January 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by

Report of Independent Registered Public Accounting Firm – continued

management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

March 19, 2018

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A
Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Gary Lasman Geoffrey Schechter

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 95.57% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

January 31, 2018

MFS® High Yield Pooled Portfolio

HYP-ANN

MFS® High Yield Pooled Portfolio

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

March 19, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	7.4%
Energy – Independent	7.4%
Medical & Health Technology & Services	5.9%
Metals & Mining	5.9%
Building	4.6%

Composition including fixed income credit quality (a)(i)
BBB	0.8%
BB	44.7%
B	42.8%
CCC	9.1%
CC	0.2%
D (o)	0.0%
Not Rated	(3.5)%
Non-Fixed Income	0.2%
Cash & Cash Equivalents	1.5%
Other	4.2%

Portfolio facts (i)
Average Duration (d)	3.6
Average Effective Maturity (m)	6.6 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

2

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of January 31, 2018.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2018, shares of the MFS High Yield Pooled Portfolio (“fund”) provided a total return of 6.33%, at net asset value. This compares with a return of 6.60% for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition near the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets appeared to have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop. Bond yields in most developed markets rose moderately late in the period, but still remained low by historical measures, while credit spreads remain narrow.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a sell-off in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional

4

Management Review – continued

policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Factors Affecting Performance

The fund’s slightly greater exposure to poor-performing “D”-rated (r) securities, and lesser exposure to “CCC”-rated securities, detracted from performance relative to the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index. Additionally, positioning along the yield curve (y), most notably, the fund’s short interest rate exposure to the long-end of the yield curve where interest rates declined, also hurt relative returns. During the reporting period, the fund’s cash and/or cash equivalents position was another detractor from relative performance.

In contrast, the fund’s shorter relative duration (d) stance supported relative returns as interest rates generally rose throughout the reporting period. A lesser-exposure to the poor-performing energy sector also helped relative results. Lastly, although strong security selection within the communications sector contributed to relative performance, this was offset by bond selection within capital goods and consumer cyclicals.

Respectfully,

Portfolio Manager(s)

William Adams and David Cole

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: Effective March 1, 2018, Michael Skatrud became a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/18

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 1/31/18

Average annual without sales charge

Fund Inception Date	1-yr	Life (t)
3/25/13	6.33%	5.38%
Comparative benchmark(s)
Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	6.60%	5.50%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the fund inception date through the stated period end. (See Notes to Performance Summary.)

6

Performance Summary – continued

Benchmark Definition(s)

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for the fund for the periods presented. Life returns are presented where the fund has less than 10 years of performance history and represent the average annual total return from the fund inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2017 through January 31, 2018

As a shareholder of the fund, you incur ongoing costs, including fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2017 through January 31, 2018.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 8/01/17	Ending Account Value 1/31/18	Expenses Paid During Period (p) 8/01/17-1/31/18
Actual	0.02%	$1,000.00	$1,016.98	$0.10
Hypothetical (h)	0.02%	$1,000.00	$1,025.10	$0.10

(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

PORTFOLIO OF INVESTMENTS

1/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 95.3%
Issuer	Shares/Par		Value ($)
Aerospace - 1.7%
Dae Funding LLC, 5%, 8/01/2024 (n)		$5,890,000	$5,845,825
KLX, Inc., 5.875%, 12/01/2022 (n)		5,575,000	5,804,969
TransDigm, Inc., 6%, 7/15/2022		875,000	897,969
TransDigm, Inc., 6.5%, 7/15/2024		3,635,000	3,739,506
TransDigm, Inc., 6.375%, 6/15/2026		3,420,000	3,509,775

			$19,798,044
Automotive - 1.3%
Allison Transmission, Inc., 5%, 10/01/2024 (n)		$8,164,000	$8,245,640
IHO Verwaltungs GmbH, 4.75% (4.75% cash or 5.5% PIK) 9/15/2026 (n)(p)		5,765,000	5,822,650
ZF North America Capital, Inc., 4.5%, 4/29/2022 (n)		1,647,000	1,696,410

			$15,764,700
Broadcasting - 3.1%
Liberty Media Corp. - Liberty Formula One, 8.5%, 7/15/2029		$4,160,000	$4,638,400
Liberty Media Corp. - Liberty Formula One, 8.25%, 2/01/2030		1,570,000	1,723,075
Match Group, Inc., 6.375%, 6/01/2024		4,960,000	5,363,000
Meredith Corp., 6.875%, 2/01/2026 (n)		2,805,000	2,871,619
Netflix, Inc., 5.875%, 2/15/2025		5,540,000	5,929,351
Netflix, Inc., 4.375%, 11/15/2026		2,315,000	2,262,195
Netflix, Inc., 3.625%, 5/15/2027	EUR	2,165,000	2,708,492
Netflix, Inc., 4.875%, 4/15/2028 (n)		$1,220,000	1,210,850
Sinclair Television Group Co., 5.125%, 2/15/2027 (n)		4,745,000	4,709,413
WMG Acquisition Corp., 5%, 8/01/2023 (n)		1,535,000	1,573,375
WMG Acquisition Corp., 4.875%, 11/01/2024 (n)		4,625,000	4,717,500

			$37,707,270
Building - 4.2%
ABC Supply Co., Inc., 5.75%, 12/15/2023 (n)		$5,165,000	$5,449,075
Beacon Escrow Corp., 4.875%, 11/01/2025 (n)		3,285,000	3,268,575
Beacon Roofing Supply, Inc., 6.375%, 10/01/2023		4,520,000	4,802,500
Gibraltar Industries, Inc., 6.25%, 2/01/2021		3,675,000	3,730,125
HD Supply, Inc., 5.75%, 4/15/2024 (n)		4,695,000	5,023,650
James Hardie International Finance Ltd., 4.75%, 1/15/2025 (n)		845,000	855,630
James Hardie International Finance Ltd., 5%, 1/15/2028 (n)		3,855,000	3,893,550
New Enterprise Stone & Lime Co., Inc., 10.125%, 4/01/2022 (n)		5,150,000	5,594,188
PriSo Acquisition Corp., 9%, 5/15/2023 (n)		3,680,000	3,896,200
Standard Industries, Inc., 5.375%, 11/15/2024 (n)		4,010,000	4,150,350

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Building - continued
Standard Industries, Inc., 6%, 10/15/2025 (n)	$4,675,000	$4,967,188
Summit Materials LLC/Summit Materials Finance Co., 6.125%, 7/15/2023	4,990,000	5,152,175

		$50,783,206
Business Services - 3.6%
Alliance Data Systems Corp., 5.875%, 11/01/2021 (n)	$5,455,000	$5,605,013
Alliance Data Systems Corp., 5.375%, 8/01/2022 (n)	1,500,000	1,516,500
Ascend Learning LLC, 6.875%, 8/01/2025 (n)	3,495,000	3,617,325
CDK Global, Inc., 4.875%, 6/01/2027 (n)	7,240,000	7,255,276
Equinix, Inc., 5.375%, 1/01/2022	1,455,000	1,507,744
Equinix, Inc., 5.375%, 4/01/2023	2,605,000	2,676,638
Equinix, Inc., 5.75%, 1/01/2025	1,020,000	1,076,100
Equinix, Inc., 5.875%, 1/15/2026	2,810,000	2,985,625
First Data Corp., 5%, 1/15/2024 (n)	8,565,000	8,789,831
MSCI, Inc., 4.75%, 8/01/2026 (n)	4,060,000	4,141,200
Vantiv LLC/Vantiv Issuer Corp., 4.375%, 11/15/2025 (n)	4,600,000	4,565,500

		$43,736,752
Cable TV - 7.3%
Altice Financing S.A., 6.625%, 2/15/2023 (n)	$5,155,000	$5,221,500
Altice Financing S.A., 7.5%, 5/15/2026 (n)	1,735,000	1,802,231
Altice U.S. Finance I Corp., 5.5%, 5/15/2026 (n)	3,635,000	3,716,788
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023 (n)	6,295,000	6,416,966
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024	7,330,000	7,549,900
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025 (n)	1,325,000	1,344,875
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)	4,310,000	4,460,850
CSC Holdings LLC, 5.5%, 4/15/2027 (n)	7,325,000	7,416,563
DISH DBS Corp., 5%, 3/15/2023	2,750,000	2,579,088
DISH DBS Corp., 5.875%, 11/15/2024	2,030,000	1,924,694
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023	2,675,000	2,099,875
Intelsat Jackson Holdings S.A., 8%, 2/15/2024 (n)	1,255,000	1,317,750
Lynx II Corp., 6.375%, 4/15/2023 (n)	2,230,000	2,296,900
Sirius XM Radio, Inc., 4.625%, 5/15/2023 (n)	2,495,000	2,526,188
Sirius XM Radio, Inc., 6%, 7/15/2024 (n)	6,105,000	6,394,988
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)	1,970,000	2,029,100
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)	4,200,000	4,179,000
Unitymedia KabelBW GmbH, 6.125%, 1/15/2025 (n)	5,670,000	5,965,974
Videotron Ltd., 5.375%, 6/15/2024 (n)	1,330,000	1,413,125

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Cable TV - continued
Videotron Ltd., 5.125%, 4/15/2027 (n)	$7,275,000	$7,547,813
Virgin Media Finance PLC, 5.75%, 1/15/2025 (n)	1,230,000	1,240,763
Virgin Media Secured Finance PLC, 5.25%, 1/15/2026 (n)	3,060,000	3,113,550
Ziggo Bond Finance B.V., 5.875%, 1/15/2025 (n)	5,340,000	5,298,295

		$87,856,776
Chemicals - 1.8%
Axalta Coating Systems Co., 4.875%, 8/15/2024 (n)	$4,995,000	$5,157,338
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)	3,978,000	4,206,735
GCP Applied Technologies Co., 9.5%, 2/01/2023 (n)	5,342,000	5,889,555
SPCM S.A., 4.875%, 9/15/2025 (n)	5,970,000	5,984,925

		$21,238,553
Computer Software - 1.5%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 6/15/2026 (n)	$2,545,000	$2,783,211
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/2021 (n)	4,070,000	4,222,625
Nuance Communications Co., 5.625%, 12/15/2026	3,500,000	3,616,900
VeriSign, Inc., 4.625%, 5/01/2023	4,265,000	4,371,625
VeriSign, Inc., 5.25%, 4/01/2025	1,345,000	1,425,700
VeriSign, Inc., 4.75%, 7/15/2027	1,402,000	1,412,515

		$17,832,576
Computer Software - Systems - 2.0%
CDW LLC/CDW Finance Corp., 5.5%, 12/01/2024	$1,970,000	$2,126,369
CDW LLC/CDW Finance Corp., 5%, 9/01/2025	1,565,000	1,590,431
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)	5,215,000	5,482,269
Sabre GLBL, Inc., 5.375%, 4/15/2023 (n)	5,615,000	5,700,910
SS&C Technologies Holdings, Inc., 5.875%, 7/15/2023	4,380,000	4,593,525
Western Digital Corp., 10.5%, 4/01/2024	4,010,000	4,687,690

		$24,181,194
Conglomerates - 3.7%
Amsted Industries Co., 5%, 3/15/2022 (n)	$6,990,000	$7,129,800
EnerSys, 5%, 4/30/2023 (n)	8,595,000	8,949,544
Enpro Industries, Inc., 5.875%, 9/15/2022	5,895,000	6,130,800
Entegris, Inc., 4.625%, 2/10/2026 (n)	5,145,000	5,164,294
Gates Global LLC, 6%, 7/15/2022 (n)	5,510,000	5,627,088
SPX FLOW, Inc., 5.625%, 8/15/2024 (n)	5,205,000	5,400,188
TriMas Corp., 4.875%, 10/15/2025 (n)	5,710,000	5,738,550

		$44,140,264

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Construction - 0.7%
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/2024 (a)(d)(n)	$1,723,000	$286,449
Empresas ICA Sociedad Controladora S.A.B. de C.V., 8.9%, 2/04/2021 (a)(d)	2,120,000	319,841
Mattamy Group Corp., 6.5%, 10/01/2025 (n)	4,295,000	4,525,856
Toll Bros Finance Corp., 4.35%, 2/15/2028	3,175,000	3,143,250

		$8,275,396
Consumer Products - 1.0%
Prestige Brands, Inc., 5.375%, 12/15/2021 (n)	$3,300,000	$3,341,250
Prestige Brands, Inc., 6.375%, 3/01/2024 (n)	2,775,000	2,858,250
Spectrum Brands, Inc., 6.125%, 12/15/2024	470,000	498,200
Spectrum Brands, Inc., 5.75%, 7/15/2025	5,270,000	5,546,675

		$12,244,375
Consumer Services - 1.8%
Interval Acquisition Corp., 5.625%, 4/15/2023	$7,635,000	$7,883,138
Matthews International Corp., 5.25%, 12/01/2025 (n)	4,110,000	4,171,650
Service Corp. International, 4.625%, 12/15/2027	2,500,000	2,478,125
ServiceMaster Co. LLC, 5.125%, 11/15/2024 (n)	2,940,000	2,947,350
West Corp., 8.5%, 10/15/2025 (n)	3,880,000	3,821,800

		$21,302,063
Containers - 4.2%
Berry Global Group, Inc., 5.5%, 5/15/2022	$4,665,000	$4,817,032
Berry Global Group, Inc., 6%, 10/15/2022	3,685,000	3,841,613
Crown American LLC, 4.5%, 1/15/2023	4,027,000	4,117,608
Crown Americas LLC/Crown Americas Capital Corp., 4.75%, 2/01/2026 (n)	1,525,000	1,532,625
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026	3,100,000	3,014,750
Multi-Color Corp., 6.125%, 12/01/2022 (n)	6,067,000	6,309,680
Multi-Color Corp., 4.875%, 11/01/2025 (n)	690,000	692,588
Reynolds Group, 5.75%, 10/15/2020	1,986,671	2,021,438
Reynolds Group, 5.125%, 7/15/2023 (n)	3,445,000	3,537,671
Reynolds Group, 7%, 7/15/2024 (n)	3,310,000	3,521,013
Sealed Air Corp., 4.875%, 12/01/2022 (n)	4,290,000	4,483,050
Sealed Air Corp., 5.125%, 12/01/2024 (n)	1,385,000	1,464,638
Sealed Air Corp., 5.5%, 9/15/2025 (n)	1,150,000	1,239,125
Signode Industrial Group, 6.375%, 5/01/2022 (n)	5,145,000	5,350,800
Silgan Holdings, Inc., 5.5%, 2/01/2022	495,000	504,900
Silgan Holdings, Inc., 4.75%, 3/15/2025	4,020,000	4,110,450

		$50,558,981

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Electrical Equipment - 0.6%
CommScope Holding Company, Inc., 5.5%, 6/15/2024 (n)	$1,475,000	$1,528,469
CommScope Technologies LLC, 5%, 3/15/2027 (n)	5,615,000	5,593,944

		$7,122,413
Electronics - 0.7%
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	$3,185,000	$3,467,669
Sensata Technologies B.V., 5%, 10/01/2025 (n)	4,295,000	4,456,063

		$7,923,732
Energy - Independent - 7.3%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875%, 12/15/2024	$6,190,000	$6,809,000
Continental Resources, Inc., 4.5%, 4/15/2023	8,930,000	9,041,625
CrownRock LP/CrownRock Finance, Inc., 5.625%, 10/15/2025 (n)	5,490,000	5,544,900
Diamondback Energy, Inc., 5.375%, 5/31/2025	6,235,000	6,476,606
Diamondback Energy, Inc., 5.375%, 5/31/2025 (n)	2,105,000	2,186,569
Gulfport Energy Corp., 6%, 10/15/2024	4,370,000	4,402,775
Gulfport Energy Corp., 6.375%, 5/15/2025	2,255,000	2,300,100
Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/2027 (n)	6,415,000	6,591,413
PDC Energy, Inc., 6.125%, 9/15/2024	6,970,000	7,248,800
QEP Resources, Inc., 5.25%, 5/01/2023	6,110,000	6,232,200
QEP Resources, Inc., 5.625%, 3/01/2026	1,845,000	1,881,900
Seven Generations Energy, 6.75%, 5/01/2023 (n)	4,930,000	5,219,638
Seven Generations Energy, 5.375%, 9/30/2025 (n)	2,855,000	2,883,550
SM Energy Co., 6.75%, 9/15/2026	6,855,000	7,146,338
SRC Energy, Inc., 6.25%, 12/01/2025 (n)	3,395,000	3,496,850
Whiting Petroleum Corp., 6.25%, 4/01/2023	5,085,000	5,237,550
WPX Energy, Inc., 6%, 1/15/2022	4,405,000	4,636,263

		$87,336,077
Entertainment - 1.8%
Cedar Fair LP, 5.375%, 6/01/2024	$1,820,000	$1,892,800
Cedar Fair LP, 5.375%, 4/15/2027 (n)	3,065,000	3,195,263
Cinemark USA, Inc., 5.125%, 12/15/2022	2,650,000	2,716,250
Cinemark USA, Inc., 4.875%, 6/01/2023	4,240,000	4,293,000
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	9,065,000	9,189,644

		$21,286,957
Financial Institutions - 2.5%
Aircastle Ltd., 5.125%, 3/15/2021	$1,465,000	$1,536,873
Aircastle Ltd., 5.5%, 2/15/2022	2,665,000	2,829,324
Nationstar Mortgage LLC/Capital Corp., 6.5%, 8/01/2018	3,080,000	3,083,850

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Financial Institutions - continued
Nationstar Mortgage LLC/Capital Corp., 7.875%, 10/01/2020	$4,915,000	$5,037,875
Nationstar Mortgage LLC/Capital Corp., 6.5%, 7/01/2021	1,800,000	1,820,979
Navient Corp., 7.25%, 1/25/2022	3,905,000	4,228,334
Navient Corp., 7.25%, 9/25/2023	2,350,000	2,532,125
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)	8,940,000	8,850,600

		$29,919,960
Food & Beverages - 3.4%
Aramark Services, Inc., 4.75%, 6/01/2026	$4,800,000	$4,830,000
Aramark Services, Inc., 5%, 2/01/2028 (n)	3,085,000	3,146,700
Cott Holdings, Inc., 5.5%, 4/01/2025 (n)	6,265,000	6,382,469
JBS USA Lux S.A./JBS USA Finance, Inc., 5.875%, 7/15/2024 (n)	5,000,000	5,012,500
Lamb Weston Holdings, Inc., 4.625%, 11/01/2024 (n)	3,535,000	3,588,025
Lamb Weston Holdings, Inc., 4.875%, 11/01/2026 (n)	1,695,000	1,728,900
Pilgrim’s Pride Corp., 5.875%, 9/30/2027 (n)	4,230,000	4,240,575
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.875%, 1/15/2024	5,265,000	5,574,635
U.S. Foods Holding Corp., 5.875%, 6/15/2024 (n)	6,035,000	6,291,488

		$40,795,292
Forest & Paper Products - 0.0%
Appvion, Inc., 9%, 6/01/2020 (d)(n)	$2,069,000	$103,450

Gaming & Lodging - 2.8%
CCM Merger, Inc., 6%, 3/15/2022 (n)	$4,805,000	$4,925,125
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	4,355,000	4,681,625
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	680,000	727,600
Hilton Worldwide Finance LLC, 4.625%, 4/01/2025	5,270,000	5,306,258
MGM Resorts International, 6.625%, 12/15/2021	4,270,000	4,659,638
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2021	4,875,000	4,923,750
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2023	2,200,000	2,255,000
Wynn Macau Ltd., 4.875%, 10/01/2024 (n)	2,340,000	2,316,600
Wynn Macau Ltd., 5.5%, 10/01/2027 (n)	3,685,000	3,675,788

		$33,471,384
Industrial - 0.8%
Cleaver Brooks, Inc., 7.875%, 3/01/2023 (n)	$3,865,000	$4,058,250
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)	6,030,000	6,105,375

		$10,163,625
Insurance - 0.3%
AssuredPartners, Inc., 7%, 8/15/2025 (n)	$3,575,000	$3,664,375

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - Health - 0.5%
Centene Corp., 5.625%, 2/15/2021	$2,075,000	$2,133,370
Centene Corp., 6.125%, 2/15/2024	3,210,000	3,410,625

		$5,543,995
Machinery & Tools - 0.4%
Ashtead Capital, Inc., 5.625%, 10/01/2024 (n)	$4,395,000	$4,646,394

Major Banks - 0.5%
UBS Group AG, 6.875% to 8/07/2025, FLR to 12/31/2049	$5,590,000	$6,220,474

Medical & Health Technology & Services - 5.5%
AmSurg Corp., 5.625%, 7/15/2022	$3,820,000	$3,886,850
Community Health Systems, Inc., 6.875%, 2/01/2022	4,125,000	2,933,906
DaVita, Inc., 5.125%, 7/15/2024	1,475,000	1,486,107
DaVita, Inc., 5%, 5/01/2025	3,745,000	3,730,956
HCA, Inc., 7.5%, 2/15/2022	4,450,000	4,995,125
HCA, Inc., 5.875%, 3/15/2022	2,870,000	3,079,869
HCA, Inc., 5%, 3/15/2024	7,340,000	7,642,775
HCA, Inc., 5.375%, 2/01/2025	2,930,000	2,992,263
HealthSouth Corp., 5.125%, 3/15/2023	4,465,000	4,592,476
HealthSouth Corp., 5.75%, 11/01/2024	1,610,000	1,642,200
IQVIA Holdings, Inc., 5%, 10/15/2026 (n)	4,400,000	4,482,500
Polaris, 8.5%, 12/01/2022 (n)	3,485,000	3,628,756
Quorum Health Corp., 11.625%, 4/15/2023	2,860,000	2,945,800
Tenet Healthcare Corp., 8.125%, 4/01/2022	3,565,000	3,678,652
Tenet Healthcare Corp., 6.75%, 6/15/2023	1,385,000	1,364,364
THC Escrow Corp. III, 5.125%, 5/01/2025 (n)	4,245,000	4,186,631
Universal Health Services, Inc., 7.625%, 8/15/2020	4,930,000	4,954,650
West Street Merger Sub, Inc., 6.375%, 9/01/2025 (n)	3,530,000	3,565,300

		$65,789,180
Medical Equipment - 1.1%
Hologic, Inc., 5.25%, 7/15/2022 (n)	$4,090,000	$4,245,420
Teleflex, Inc., 5.25%, 6/15/2024	3,270,000	3,384,450
Teleflex, Inc., 4.875%, 6/01/2026	2,525,000	2,572,344
Teleflex, Inc., 4.625%, 11/15/2027	2,520,000	2,510,550

		$12,712,764
Metals & Mining - 5.8%
First Quantum Minerals Ltd., 7%, 2/15/2021 (n)	$2,750,000	$2,846,250
First Quantum Minerals Ltd., 7.25%, 4/01/2023 (n)	4,400,000	4,658,500
Freeport-McMoRan, Inc., 6.875%, 2/15/2023	8,757,000	9,610,808
Freeport-McMoRan, Inc., 3.875%, 3/15/2023	1,900,000	1,888,125

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Metals & Mining - continued
Freeport-McMoRan, Inc., 5.4%, 11/14/2034	$1,795,000	$1,872,185
GrafTech International Co., 6.375%, 11/15/2020	4,326,000	4,395,216
Kaiser Aluminum Corp., 5.875%, 5/15/2024	5,750,000	6,138,125
Kinross Gold Corp., 4.5%, 7/15/2027 (n)	3,740,000	3,777,400
Kinross Gold Corp., 5.125%, 9/01/2021	1,770,000	1,858,500
Kinross Gold Corp., 5.95%, 3/15/2024	2,340,000	2,571,379
Lundin Mining Corp., 7.875%, 11/01/2022 (n)	2,045,000	2,177,925
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/01/2022 (n)	5,505,000	5,670,150
Novelis Corp., 5.875%, 9/30/2026 (n)	6,915,000	7,126,530
Petra Diamonds U.S. Treasury PLC, 7.25%, 5/01/2022 (n)	3,400,000	3,459,500
Steel Dynamics, Inc., 5.125%, 10/01/2021	1,725,000	1,768,125
Steel Dynamics, Inc., 5.25%, 4/15/2023	720,000	738,900
Steel Dynamics, Inc., 5.5%, 10/01/2024	3,555,000	3,697,200
Steel Dynamics, Inc., 4.125%, 9/15/2025	525,000	519,593
TMS International Corp., 7.25%, 8/15/2025 (n)	4,280,000	4,494,000

		$69,268,411
Midstream - 3.4%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022 (n)	$6,940,000	$7,200,250
DCP Midstream LP, 4.95%, 4/01/2022	2,122,000	2,212,185
DCP Midstream LP, 5.6%, 4/01/2044	2,230,000	2,316,413
DCP Midstream LP, 3.875%, 3/15/2023	3,460,000	3,451,350
Plains All American Pipeline LP, 6.125% to 11/15/2022, FLR to 12/31/2049	979,000	985,119
Tallgrass Energy GP, LP, 5.5%, 1/15/2028 (n)	9,225,000	9,201,938
Targa Resources Partners LP/Targa Resources Finance Corp., 5.125%, 2/01/2025 (z)	2,020,000	2,035,150
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027	9,045,000	9,203,288
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/2023	3,850,000	3,931,813

		$40,537,506
Network & Telecom - 1.3%
CenturyLink, Inc., 7.65%, 3/15/2042	$2,750,000	$2,407,625
Telecom Italia S.p.A., 5.303%, 5/30/2024 (n)	3,915,000	4,135,219
Zayo Group LLC/Zayo Capital, Inc., 6.375%, 5/15/2025	2,895,000	3,036,131
Zayo Group LLC/Zayo Capital, Inc., 5.75%, 1/15/2027 (n)	5,775,000	5,869,133

		$15,448,108
Oil Services - 1.6%
Bristow Group, Inc., 6.25%, 10/15/2022	$4,234,000	$3,577,730
Diamond Offshore Drilling, Inc., 7.875%, 8/15/2025	2,260,000	2,395,600

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Oil Services - continued
Diamond Offshore Drilling, Inc., 5.7%, 10/15/2039	$5,040,000	$4,347,000
Ensco PLC, 7.75%, 2/01/2026	2,815,000	2,799,166
Trinidad Drilling Ltd., 6.625%, 2/15/2025 (n)	5,635,000	5,522,300

		$18,641,796
Pharmaceuticals - 0.8%
Mallinckrodt International Finance S.A., 5.75%, 8/01/2022 (n)	$2,685,000	$2,463,488
Mallinckrodt International Finance S.A., 5.625%, 10/15/2023 (n)	1,375,000	1,175,625
Valeant Pharmaceuticals International, Inc., 5.5%, 3/01/2023 (n)	2,185,000	1,954,898
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/2025 (n)	5,065,000	4,534,188

		$10,128,199
Printing & Publishing - 0.4%
Nielsen Finance LLC, 5%, 4/15/2022 (n)	$5,084,000	$5,166,615

Real Estate - Healthcare - 0.9%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5.25%, 8/01/2026	$5,020,000	$5,170,600
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027	5,495,000	5,441,149

		$10,611,749
Real Estate - Other - 1.8%
CyrusOne LP/CyrusOne Finance Corp., REIT, 5%, 3/15/2024	$6,575,000	$6,706,500
CyrusOne LP/CyrusOne Finance Corp., REIT, 5.375%, 3/15/2027	2,990,000	3,109,600
Felcor Lodging LP, REIT, 5.625%, 3/01/2023	4,335,000	4,443,375
Starwood Property Trust, Inc., REIT, 5%, 12/15/2021	4,880,000	5,084,326
Starwood Property Trust, Inc., REIT, 4.75%, 3/15/2025 (n)	2,095,000	2,068,813

		$21,412,614
Restaurants - 1.1%
Golden Nugget, Inc., 6.75%, 10/15/2024 (n)	$4,170,000	$4,310,738
IRB Holding Corp., 6.75%, 2/15/2026 (n)	2,765,000	2,799,563
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 6/01/2026 (n)	5,595,000	5,706,900

		$12,817,201
Retailers - 1.3%
Dollar Tree, Inc., 5.75%, 3/01/2023	$5,270,000	$5,507,150
Hanesbrands, Inc., 4.625%, 5/15/2024 (n)	1,285,000	1,301,063
Hanesbrands, Inc., 4.875%, 5/15/2026 (n)	4,695,000	4,741,950

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Retailers - continued
Sally Beauty Holdings, Inc., 5.625%, 12/01/2025	$4,350,000	$4,328,250

		$15,878,413
Specialty Chemicals - 1.6%
A Schulman, Inc., 6.875%, 6/01/2023	$6,445,000	$6,799,475
Koppers, Inc., 6%, 2/15/2025 (n)	5,310,000	5,602,050
Univar USA, Inc., 6.75%, 7/15/2023 (n)	6,860,000	7,168,700

		$19,570,225
Specialty Stores - 0.7%
Group 1 Automotive, Inc., 5%, 6/01/2022	$5,735,000	$5,897,301
PetSmart, Inc., 7.125%, 3/15/2023 (n)	3,455,000	2,172,331

		$8,069,632
Supermarkets - 0.4%
Albertsons Cos. LLC/Safeway Co., 6.625%, 6/15/2024	$5,595,000	$5,315,250

Telecommunications - Wireless - 4.5%
Altice Luxembourg S.A., 7.75%, 5/15/2022 (n)	$4,795,000	$4,603,200
Altice Luxembourg S.A., 7.625%, 2/15/2025 (n)	5,955,000	5,463,713
Digicel Group Ltd., 7.125%, 4/01/2022 (n)	1,731,000	1,631,468
Digicel Group Ltd., 6.75%, 3/01/2023 (n)	5,833,000	5,803,835
SBA Communications Corp., 4%, 10/01/2022 (n)	5,700,000	5,614,500
SBA Communications Corp., 4.875%, 9/01/2024	1,395,000	1,388,025
Sprint Corp., 7.875%, 9/15/2023	2,440,000	2,584,375
Sprint Corp., 7.125%, 6/15/2024	8,370,000	8,488,603
Sprint Nextel Corp., 6%, 11/15/2022	6,785,000	6,759,556
T-Mobile USA, Inc., 6.5%, 1/15/2024	2,235,000	2,374,799
T-Mobile USA, Inc., 5.125%, 4/15/2025	2,795,000	2,885,838
T-Mobile USA, Inc., 6.5%, 1/15/2026	3,100,000	3,359,625
T-Mobile USA, Inc., 5.375%, 4/15/2027	2,345,000	2,462,250

		$53,419,787
Telephone Services - 0.6%
Level 3 Financing, Inc., 5.375%, 1/15/2024	$1,900,000	$1,890,500
Level 3 Financing, Inc., 5.375%, 5/01/2025	4,800,000	4,780,800

		$6,671,300
Transportation - Services - 0.5%
Navios Maritime Holding, Inc., 7.375%, 1/15/2022 (n)	$2,805,000	$2,307,113
Navios South American Logistics, Inc., 7.25%, 5/01/2022	1,110,000	1,079,475
Syncreon Group BV/Syncre, 8.625%, 11/01/2021 (n)	3,185,000	2,579,850

		$5,966,438

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - 2.5%
Calpine Corp., 5.5%, 2/01/2024	$3,075,000	$2,921,250
Calpine Corp., 5.75%, 1/15/2025	4,060,000	3,846,850
Calpine Corp., 5.25%, 6/01/2026 (n)	2,875,000	2,821,094
Covanta Holding Corp., 6.375%, 10/01/2022	2,185,000	2,236,894
Covanta Holding Corp., 5.875%, 3/01/2024	3,460,000	3,511,900
Covanta Holding Corp., 5.875%, 7/01/2025	3,035,000	3,088,113
NextEra Energy Operating Co., 4.25%, 9/15/2024 (n)	5,530,000	5,557,650
Pattern Energy Group, Inc., 5.875%, 2/01/2024 (n)	5,710,000	6,009,744

		$29,993,495
Total Bonds (Identified Cost, $1,129,422,195)		$1,141,036,961

Floating Rate Loans (g)(r) - 1.6%
Building - 0.3%
ABC Supply Co., Inc., Term Loan B, 3.88%, 10/31/2023	$3,982,104	$4,009,481

Computer Software - Systems - 0.3%
CDW LLC, Term Loan B, 3.48%, 8/17/2023	$2,256,832	$2,270,937
Sabre GLBL, Inc., Term Loan B, 3.71%, 2/22/2024	1,773,333	1,784,969

		$4,055,906
Conglomerates - 0.2%
Entegris, Inc., Term Loan B, 3.83%, 4/30/2021	$1,696,760	$1,703,123

Consumer Products - 0.1%
Spectrum Brands, Inc., Term Loan B, 3.43%, 6/23/2022	$1,673,131	$1,679,405

Entertainment - 0.2%
Cedar Fair LP, Term Loan B, 3.97%, 4/13/2024	$1,024,367	$1,030,769
Six Flags Theme Parks, Inc., Term Loan B, 3.65%, 6/30/2022	1,791,200	1,804,075

		$2,834,844
Gaming & Lodging - 0.2%
Hilton Worldwide Finance LLC, Term Loan B2, 3.61%, 10/25/2023	$1,753,206	$1,765,917

Medical & Health Technology & Services - 0.3%
DaVita Healthcare Partners, Inc., Term Loan B, 4.43%, 6/24/2021	$3,347,317	$3,386,648
Total Floating Rate Loans (Identified Cost, $19,317,410)		$19,435,324

19

Portfolio of Investments – continued

Common Stocks - 0.2%
Issuer	Shares/Par	Value ($)
Oil Services - 0.2%
LTRI Holdings LP (a)(u) (Identified Cost, $1,188,000)	3,300	$2,935,086

Investment Companies (h) - 1.4%
Money Market Funds - 1.4%
MFS Institutional Money Market Portfolio, 1.44% (v) (Identified Cost, $17,091,198)	17,092,907	$17,091,198

Other Assets, Less Liabilities - 1.5%		17,433,809
Net Assets - 100.0%		$1,197,932,378

(a)	Non-income producing security.
(d)	In default.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $17,091,198 and $1,163,407,371, respectively.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $618,208,725, representing 51.6% of net assets.
(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Targa Resources Partners LP/Targa Resources Finance Corp., 5.125%, 2/01/2025	1/23/18	$2,055,269	$2,035,150
% of Net assets			0.2%

20

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

FLR	Floating rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 1/31/18

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
USD	2,764,485	EUR	2,222,730	Brown Brothers Harriman	3/26/2018	$(4,610)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
Euro-Bund 10 yr	Short	EUR	12	$2,366,196	March - 2018	$26,156
U.S. Treasury Note 10 yr	Short	USD	394	47,901,781	March - 2018	879,120

						$905,276

At January 31, 2018, the fund had cash collateral of $410,257 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

21

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,149,927,605)	$1,163,407,371
Investments in affiliated issuers, at value (identified cost, $17,091,198)	17,091,198
Cash	43,839
Deposits with brokers for futures contracts	410,257
Receivables for
Daily variation margin on open futures contracts	25,975
Investments sold	3,908,120
Fund shares sold	80,617
Interest	17,631,264
Other assets	5,039
Total assets	$1,202,603,680
Liabilities
Payables for
Forward foreign currency exchange contracts	$4,610
Investments purchased	2,804,312
Fund shares reacquired	1,768,233
Payable to affiliates
Administrator	94
Shareholder servicing costs	12
Accrued expenses and other liabilities	94,041
Total liabilities	$4,671,302
Net assets	$1,197,932,378
Net assets consist of
Paid-in capital	$1,237,187,424
Unrealized appreciation (depreciation)	14,380,482
Accumulated net realized gain (loss)	(51,138,781)
Accumulated distributions in excess of net investment income	(2,496,747)
Net assets	$1,197,932,378
Shares of beneficial interest outstanding	128,639,841
Net asset value per share (net assets of $1,197,932,378 / 128,639,841 shares of beneficial interest outstanding)	$9.31

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

22

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$72,820,843
Dividends from affiliated issuers	329,280
Total investment income	$73,150,123
Expenses
Shareholder servicing costs	$44
Administrative services fee	17,500
Custodian fee	133,274
Shareholder communications	6,363
Audit and tax fees	42,882
Legal fees	19,442
Pricing service fees	20,841
Miscellaneous	30,581
Total expenses	$270,927
Fees paid indirectly	(8,739)
Net expenses	$262,188
Net investment income (loss)	$72,887,935
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$15,987,661
Affiliated issuers	(5,417)
Futures contracts	(389,832)
Forward foreign currency exchange contracts	(177,825)
Foreign currency	3,766
Net realized gain (loss)	$15,418,353
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$(7,739,831)
Affiliated issuers	(654)
Futures contracts	905,276
Forward foreign currency exchange contracts	4,810
Translation of assets and liabilities in foreign currencies	(533)
Net unrealized gain (loss)	$(6,830,932)
Net realized and unrealized gain (loss)	$8,587,421
Change in net assets from operations	$81,475,356

See Notes to Financial Statements

23

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	1/31/18	1/31/17
Change in net assets
From operations
Net investment income (loss)	$72,887,935	$89,909,538
Net realized gain (loss)	15,418,353	(39,199,293)
Net unrealized gain (loss)	(6,830,932)	184,016,060
Change in net assets from operations	$81,475,356	$234,726,305
Distributions declared to shareholders
From net investment income	$(75,880,650)	$(93,907,378)
Change in net assets from fund share transactions	$(229,459,345)	$(69,688,168)
Total change in net assets	$(223,864,639)	$71,130,759
Net assets
At beginning of period	1,421,797,017	1,350,666,258
At end of period (including accumulated distributions in excess of net investment income of $2,496,747 and $961,023, respectively)	$1,197,932,378	$1,421,797,017

See Notes to Financial Statements

24

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
	1/31/18	1/31/17	1/31/16	1/31/15	1/31/14 (c)
Net asset value, beginning of period	$9.28	$8.41	$9.47	$9.85	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.53	$0.56	$0.57	$0.61	$0.55
Net realized and unrealized gain (loss)	0.05	0.90	(1.03)	(0.29)	(0.04)
Total from investment operations	$0.58	$1.46	$(0.46)	$0.32	$0.51
Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.59)	$(0.59)	$(0.63)	$(0.59)
From net realized gain	—	—	(0.01)	(0.07)	(0.07)
Total distributions declared to shareholders	$(0.55)	$(0.59)	$(0.60)	$(0.70)	$(0.66)
Net asset value, end of period (x)	$9.31	$9.28	$8.41	$9.47	$9.85
Total return (%) (r)(s)(x)	6.33	17.77	(5.23)	3.28	5.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.02	0.02	0.02	0.03	0.02	(a)
Expenses after expense reductions (f)	N/A	N/A	N/A	0.03	0.02	(a)
Net investment income (loss)	5.63	6.28	6.19	6.18	6.54	(a)
Portfolio turnover	46	44	33	43	42	(n)
Net assets at end of period (000 omitted)	$1,197,932	$1,421,797	$1,350,666	$1,337,532	$1,113,709

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, March 25, 2013, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Yield Pooled Portfolio (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. This fund is available only to certain U.S. registered investment companies managed by MFS. MFS does not receive a management fee from this fund.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industry, political, regulatory, geopolitical, and other conditions.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years.

26

Notes to Financial Statements – continued

Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s

27

Notes to Financial Statements – continued

valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

28

Notes to Financial Statements – continued

such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$—	$—	$2,935,086	$2,935,086
U.S. Corporate Bonds	—	956,738,709	—	956,738,709
Foreign Bonds	—	184,298,252	—	184,298,252
Floating Rate Loans	—	19,435,324	—	19,435,324
Mutual Funds	17,091,198	—	—	17,091,198
Total	$17,091,198	$1,160,472,285	$2,935,086	$1,180,498,569

Other Financial Instruments
Futures Contracts – Assets	$905,276	$—	$—	$905,276
Forward Foreign Currency Exchange Contracts – Liabilities	—	(4,610)	—	(4,610)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 1/31/17	$—
Received as part of a corporate action	2,935,086
Balance as of 1/31/18	$2,935,086

At January 31, 2018, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

29

Notes to Financial Statements – continued

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2018 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$905,276	$—
Foreign Exchange	Forward Foreign Currency Exchange	—	(4,610)
Total		$905,276	$(4,610)

(a)	Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(389,832)	$—
Foreign Exchange	—	(177,825)
Total	$(389,832)	$(177,825)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$905,276	$—
Foreign Exchange	—	4,810
Total	$905,276	$4,810

30

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less

31

Notes to Financial Statements – continued

counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

32

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2018, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items

33

Notes to Financial Statements – continued

of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 1/31/18	Year ended 1/31/17
Ordinary income (including any short-term capital gains)	$75,880,650	$93,907,378

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/18
Cost of investments	$1,171,602,479
Gross appreciation	24,643,606
Gross depreciation	(14,846,850)
Net unrealized appreciation (depreciation)	$9,796,756
Undistributed ordinary income	3,966,636
Capital loss carryforwards	(47,343,719)
Other temporary differences	(5,674,719)

As of January 31, 2018, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(3,966,793)
Long-Term	(43,376,926)
Total	$(47,343,719)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from MFS funds that invest in the fund.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended January 31, 2018, these costs amounted to $44. The fund may also pay shareholder servicing related costs to non-related parties.

34

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500. The administrative services fee incurred for the year ended January 31, 2018 was equivalent to an annual effective rate of 0.0014% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund may pay compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC. The independent Trustees do not currently receive compensation from the fund.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended January 31, 2018, the fee paid by the fund under this agreement was $2,333 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended January 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $572,592,854 and $818,859,197, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/18		Year ended 1/31/17
	Shares	Amount	Shares	Amount
Shares sold	10,158,880	$94,970,838	16,824,911	$150,909,641
Shares issued to shareholders in reinvestment of distributions	8,095,660	75,880,650	10,438,896	93,907,378
Shares reacquired	(42,753,651)	(400,310,833)	(34,707,692)	(314,505,187)
Net change	(24,499,111)	$(229,459,345)	(7,443,885)	$(69,688,168)

The fund is an MFS Pooled Portfolio, which is designed to be used by certain MFS funds to invest in a particular security type rather than invest in the security type directly. The

35

Notes to Financial Statements – continued

fund is solely invested in by other MFS funds for the purpose of gaining exposure to high income debt instruments, rather than investing in high income debt instruments directly. The MFS funds do not invest in this fund for the purpose of exercising management or control. At the end of the period, the MFS Diversified Income Fund, the MFS Global High Yield Fund, the MFS Strategic Income Fund, and the MFS Strategic Income Portfolio were the owners of record of approximately 72%, 21%, 6%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2018, the fund’s commitment fee and interest expense were $9,255 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		26,194,325	459,334,825	(468,436,243)	17,092,907

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(5,417)	$(654)	$—	$329,280	$17,091,198

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Yield Pooled Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS High Yield Pooled Portfolio (the “Fund”), including the portfolio of investments, as of January 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2018, by

37

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 19, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

38

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A
Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

42

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
William Adams David Cole

43

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html.

44

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019.

45

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended January 31, 2018 and 2017, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2018	2017
Fees billed by Deloitte:
MFS Global High Yield Fund	75,937	74,320

MFS High Income Fund	71,136	69,622
MFS High Yield Pooled Portfolio	32,709	32,022

Total	179,782	175,964

	Audit Fees
	2018	2017
Fees billed by E&Y:
MFS Municipal High Income Fund	53,905	52,262

For the fiscal years ended January 31, 2018 and 2017, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by Deloitte:
To MFS Global High Yield Fund	0	0	6,716	6,571	0	0
To MFS High Income Fund	0	0	8,689	8,502	0	0
To MFS High Yield Pooled Portfolio	0	0	8,440	8,258	0	0
Total fees billed by Deloitte To above Funds	0	0	23,845	23,331	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Global High Yield Fund*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS High Income Fund *	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS High Yield Pooled Portfolio*	0	0	0	0	5,390	5,000

	Aggregate Fees for Non-audit Services
	2018	2017
Fees billed by Deloitte:
To MFS Global High Yield Fund, MFS and MFS Related Entities#	758,636	169,789
To MFS High Income Fund, MFS and MFS Related Entities#	760,609	171,720
To MFS High Yield Pooled Portfolio, MFS and MFS Related Entities#	760,360	171,476

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2018	2017	2018	2017	2018	2017
Fees billed by E&Y:
To MFS Municipal High Income Fund	0	0	9,595	9,388	2,050	2,498

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2018	2017	2018	2017	2018	2017
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Municipal High Income Fund*	1,767,893	1,079,010	0	0	68,300	99,450

	Aggregate Fees for Non-audit Services
	2018	2017
Fees billed by E&Y:
To MFS Municipal High Income Fund, MFS and MFS Related Entities#	1,993,838	1,347,946

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to the review of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST III

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: March 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: March 19, 2018

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: March 19, 2018

*	Print name and title of each signing officer under his or her signature.